UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

FQF Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

53 State Street, Suite 1308

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as your brokerage firm).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive reports in paper may apply to all funds held in your account(s) that you invest in through your financial intermediary.

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, which can be obtained by visiting www.AGFiQ.com. Please read the prospectus carefully before you invest.

Risks:  There is no guarantee that a Fund will achieve its objective. Investing involves risk, including possible loss of principal. There is a risk that during a “bull” market, when most equity securities and long only Exchange Traded Funds (“ETFs”) are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. The value of an investment in a Fund may fall, sometimes sharply, and you could lose money by investing in a Fund. A Fund may utilize derivatives and, as a result, the Fund could lose more than the amount it invests. When utilizing short selling, the amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain. For further risk information on each Fund, please read the prospectus.

AGFiQ Dynamic Hedged U.S. Equity ETF (USHG) specific risks:  The Fund’s hedging strategies against declines in security prices, financial markets, exchange rates and interest rates may not be successful, and even if they are successful, the Fund’s exposure to a certain risk may not be fully hedged at all times and the Fund may still lose money on a hedged position. The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the underlying ETF invests. To the extent the Fund invests significantly in the AGFiQ U.S. Market Neutral Anti-Beta Fund, which is also managed by the Adviser (the “Market Neutral ETF”), it will be subject to the following risks applicable to investing in the Market Neutral ETF: There is a risk that during a “bull” market, when most equity securities and long only ETFs are increasing in value, the Market Neutral ETF’s short positions will likely cause the Market Neutral ETF to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. The value of an investment in the Market Neutral ETF may fall, sometimes sharply, and you could lose money by investing in the fund. The Market Neutral ETF may utilize derivatives and as a result, the Market Neutral ETF could lose more that the amount it invests. When utilizing short selling the amount the Market Neutral ETF could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain.

AGFiQ Global Infrastructure ETF (GLIF) specific risks: The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies. Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.

Shares of AGFiQ are bought and sold at market price (not net assets value (“NAV”), as defined below) and are not individually redeemed from a Fund. Brokerage commissions will reduce returns. Market Price (as defined below) returns are based upon the midpoint of the bid/ask spread at 4:00 PM Eastern time (when NAV is normally determined), and do not represent the returns you would receive if you traded shares at other times. Fund returns assume that dividends and capital gains distributions have been reinvested in a Fund at NAV. Some performance results reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable.

Beta is a measure of an asset’s sensitivity to an underlying index. Long is purchasing a stock with the expectation that it is going to rise in value. Short is selling stock with the expectation of profiting by buying it back later at a lower price. Spread Return is the return earned between the long and short portfolios within each ETF. One cannot invest directly in an index.

Shares are not individually redeemable and can be redeemed only in Creation Units, and the purchase and sale price of individual Shares trading on an Exchange may be below, at, or above the most recently calculated NAV for such Shares.

Distributor:  Foreside Fund Services, LLC

i	Shareholder Letter
v	Management Discussion of Fund Performance
Schedule of Investments
1	AGFiQ U.S. Market Neutral Momentum Fund
9	AGFiQ U.S. Market Neutral Value Fund
17	AGFiQ U.S. Market Neutral Size Fund
25	AGFiQ U.S. Market Neutral Anti-Beta Fund
33	AGFiQ Hedged Dividend Income Fund
39	AGFiQ Global Infrastructure ETF
41	AGFiQ Dynamic Hedged U.S. Equity ETF
42	Statements of Assets and Liabilities
44	Statements of Operations
46	Statements of Changes in Net Assets
50	Financial Highlights
52	Notes to Financial Statements
70	Report of Independent Registered Public Accounting Firm
71	Expense Examples
73	Board Consideration of the Investment Advisory Agreement
78	Additional Information
79	Trustees and Officers of FQF Trust

Each Fund invests in certain securities long and certain securities short pursuant to its Target Index, and the performance of a Fund depends on the difference in the rates of return (i.e., the spread return) between the long positions and the short positions. If the long positions appreciate more or decline less than the short positions, then a Fund will generate a positive return. If the long positions appreciate less or decline more than the short positions, however, a Fund will generate a negative return.

The “U.S. Market Neutral IndicesSM” are a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use. “Dow Jones®”, “U.S. Market Neutral IndicesSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed for use for certain purposes by FFCM LLC (“Licensee”). The Funds based on the U.S. Market Neutral IndicesSM are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “U.S. Market Neutral IndicesSM” which is determined, composed and calculated by CME without regard to the Licensee or the Funds. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating “U.S. Market Neutral IndicesSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be sold or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued by the Licensee, but which may be similar to and competitive with the Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “U.S. Market Neutral IndicesSM”. It is possible that this trading activity will affect the value of the “U.S. Market Neutral IndicesSM” and the Funds.

DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

Dear Shareholder,

This Annual Report for the AGFiQ ETFs covers the period from July 1, 2018 through June 30, 2019 (the “Annual Period”). During the Annual Period, the Funds’ NAV1 returns were as follows:

AGFiQ U.S. Market Neutral Momentum Fund (“MOM”)	0.24%
AGFiQ U.S. Market Neutral Value Fund (“CHEP”)	-13.69%
AGFiQ U.S. Market Neutral Size Fund (“SIZ”)	-10.55%
AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”)	9.30%
AGFiQ Hedged Dividend Income Fund (“DIVA”)	5.02%
AGFiQ Global Infrastructure ETF (“GLIF”)	3.00% (since inception)
AGFiQ Dynamic Hedged U.S. Equity ETF (“USHG”)	2.68% (since inception)

The Annual Period included the seventh full calendar year of operations for the AGFiQ suite of ETFs other than AGFiQ Global Infrastructure ETF and AGFiQ Dynamic Hedged U.S. Equity ETF. During the Annual Period, the AGFiQ family of ETFs expanded its product offering that consisted of four market neutral factor-based ETFs and a long/short ETF to include a Fund of Fund ETF (AGFiQ Dynamic Hedged U.S. Equity ETF) and an active ETF (AGFiQ Global Infrastructure ETF) in May 2019. These two new additions add to the AGFiQ legacy of providing alternative sources of returns to investors, built on a factor framework with an eye toward risk management.

AGFiQ continues to manage five rules based passive Funds that seek to track indexes that are designed to provide market neutral and long/short exposure to the key investment factors of Momentum, Value, Small Size, Beta, and Dividend Yield which have a deep academic background and can be implemented in an ETF. The products were the first of their kind that incorporate long/short and market neutral strategies using physical securities (rather than derivatives) in an ETF vehicle.

The U.S. equity markets experienced another leg higher during the Annual Period, with the Standard & Poor’s (S&P) 500 Index2 finishing the Annual Period up 10.42%. It was a tale of two halves, with the first half, June-December 2018, characterized by increasing volatility with significant market retreats with the fourth quarter 2018 registering -13.52% return, after moving to all-time highs in early September 2018. Equity markets rebounded sharply in the first half of 2019, reversing the 13% drop in the fourth quarter of 2018 with a 13.65% return in the first quarter, followed by an additional 4.30% gain in the second quarter, setting new highs as we moved into the middle of 2019.

The economic backdrop, while mostly positive, faces a number of potential pitfalls. Highlights such as passing the USMCA3, a revised version of NAFTA4, showcased the Trump Administration’s ability to work to an equitable solution. The flip side to these economic wins have been repeated instances in which President Trump has moved swiftly to implement increasing trade tariffs with our largest trading partner, China, in an effort to win concessions in a mounting trade war. U.S. companies have spent decades building global supply chains in an effort to diversify their businesses, and we hope the unintended consequences of mounting rhetoric and restrictions will not come home to roost, and slow U.S. economic growth. We continue to see mounting deficit spending at home and mounting national debt as a problem for which we have not seen the political appetite to handle and the expectation is that we will continue to kick the can down the road.

Central banks continue to be broadly supportive, albeit at lower levels than in the immediate wake of the Great Financial Crisis. All market participants’ eyes continue to be fixated on the Federal Reserve, ECB, and Bank of Japan for guidance and positioning. Inflation remains persistently low, and

i

messaging globally continues to signal efforts to try to stoke inflation, which may come in the form of further rate cuts in an effort to pull policy forward.

The political environment in Europe remained very fluid during the Annual Period. The political tides shifted substantially with stalwarts on the global stage, Teresa May (UK Prime Minister) and Angela Merkel (German Chancellor), both offering their resignations in the wake of the Brexit fallout. Uncertainty surrounding the mechanics of Brexit overhung the region as many challenges remained. Japan was able to demonstrate political stability with Prime Minister Shinzo Abe winning his September election, signaling few changes to his economic policies. Accompanying Prime Minister Abe on the path forward is Bank of Japan (BOJ) Governor Haruhiko Kuroda, who has signaled that interest rates will remain low for the foreseeable future.

As we noted in prior years' updates, Asia has been in the midst of a transformation. China continues to grow its influence in the region, as well as export influence globally with its Made in China 2025 and Belt and Road initiatives. China is looking to leverage its global economic clout into military might, but with this rise comes great responsibility. While we have seen North Korea continue to rattle its sabre, the rogue nation's willingness to meet with President Trump multiple times shows promise.

Activity in the Middle East continues to ripple through markets, the commodity complex, and foreign relations. While historically a volatile region, increasing tensions among interested parties has raised the temperature in the region. Diplomatic channels will have to work overtime to prevent sparks from igniting what has come to be a tinder box in recent months as regional players look to exert dominance and influence.

More broadly, the domestic investing environment during the Annual Period can be characterized by a march higher in U.S. equities accompanied by increasing volatility5. The S&P 500 Index finished the Annual Period with nine months of advances and only three month of declines. Equity market volatility returned as we saw both strong advances and pullbacks; each of the three down months were down over -6.00%, a number we have only experienced three prior times since inception in 2011. Taking a look more closely at monthly returns, the story of strength in equity markets continues to build with six months registering more than 3.00% return, and multiple record highs. While more sustained in this Annual Period than priors, we were reminded that minor disruptions are common and should be expected, with fourth quarter 2018 providing an example of a sharp selloff with the S&P 500 Index retreating -13.52% before regaining its footing for another leg higher as we moved into 2019.

The AGFiQ U.S. Market Neutral Momentum Fund (MOM) saw a relatively muted Annual Period as the Fund rose 0.24%. MOM exhibited what could be described as hot and cold performance throughout the period registering only five up months versus seven down months, with three months up over 2.90%, drawdowns were sharp with four drawdowns over -2.00%, and sometimes sustained for a number of consecutive months as seen in the fall of 2018. MOM was able to help provide a diversifying return during equity drawdowns in December 2018 and May 2019, as we saw markets swoon. The value factor continued its longer term swoon, during the Annual Period. The AGFiQ U.S. Market Neutral Value Fund (CHEP) suffered through another difficult period, finishing down -13.69%. The selloffs for market neutral value have been strong and persistent.

A thought to keep in mind regarding the value and momentum factors, as exhibited by both CHEP and MOM, is that the factors tend to be negatively correlated6. Generally, when one factor is in favor the other tends to be out of favor, so these are great factors to pair together. During the Annual Period, in most instances (10 of 12 months), when CHEP was negative, MOM was positive and vice versa. However, in certain markets, as exhibited in September and November 2018, both factors can be down.

Small-cap indices retreated after a strong prior period, during the Annual Period with the Russell 2000 Index7 finishing down -3.31% while the broader Russell 3000 Index8 finished relatively close to the larger cap S&P 500 Index return of 10.42%, at 8.98%. The AGFiQ U.S. Market Neutral Size Fund (SIZ) was unable to keep pace finishing the Annual Period negative, down -10.55%. Similar to the prior period, five out of the first six months of the period were negative, and six of the negative periods were down over -1.90%.

The AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) finished the Annual Period up 9.30%, even in the face of strong equity market returns. BTAL is designed to be negatively correlated6 to the broad equity markets, and provided its intended hedge when equity markets sold off in the fourth quarter of 2018 with the S&P 500 down -13.52% versus BTAL up 8.99%, and May 2019 with the S&P 500 down -6.35% and BTAL positive 6.83%. Aside from providing a notable equity hedge, BTAL was able to deliver seven months of positive performance during the Annual Period, even while equity market moved higher. We believe BTAL is best used as a portfolio hedging product that may help reduce portfolio volatility. The Fund is designed to be long the low beta names and short the high beta names, while this design can leave the Fund susceptible to underperformance during strong equity performance, it also has the ability to capture positive performance.

The AGFiQ Hedged Dividend Income Fund (DIVA) was launched as an innovative response to growing concerns in the investment community about interest rate and credit risk within the fixed income universe. Investor’s continue to clamor for income in a low yield world. DIVA is a long/short ETF designed to provide both yield and capital appreciation. DIVA is constructed to invest in stocks with stable or growing dividends that trade at high yields. In an effort to reduce risk, DIVA shorts stocks in each sector which have unstable or low dividends. In an effort to prevent sector concentration in the highest dividend sectors and provide a diversified dividend exposure, the Fund caps long sectors at 25%, while sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights.

Over the Annual Period, we have seen rates oscillate, with the Federal Reserve moving to hike the Fed Funds rate twice in both September and December 2018. Markets have anticipated rate cuts in 2019 and we have seen yields move down, reversing their course. More broadly U.S. rates are still well below historical averages. In many instances in both foreign and domestic markets, we have seen continued central bank intervention, albeit with less frequency, size and scale as in the years following the Global Financial Crisis. While forecasts continue to call for higher rates, and increasing inflation, we continue to see fits and starts across the rates complex as any meaningful move in rates are often tempered shortly thereafter. As the flood of baby boomers continues to reach retirement age, we are embarking on a generational need for income; understanding this demand for yield, we believe DIVA can play a spot in portfolios looking for a healthy yield and total return potential. DIVA finished the Annual Period up modestly 5.02% but helped to dampen volatility and weather some of the intra-period drops seen in the broader equity rate sensitive sectors. The Bloomberg Barclays US Corporate Bond Index14, the Fund’s benchmark index, returned 10.72% during the Annual Period.

In addition we wanted to provide a brief update on Fund derivative exposure. Each Fund may invest up to 20% of its total assets in instruments other than the long and short positions in its Target Index, which we believe helps each Fund track it’s Index. Such instruments currently used are Total Return Swaps and their impact on Fund performance is noted below.

The long swap position in the Dow Jones Thematic Long Momentum Total Return Index contributed positively and the short swap position in the Dow Jones Thematic Short Momentum Total Return Index contributed negatively to the absolute performance of MOM during the Annual Period.

The long swap position in the Dow Jones Thematic Long Value Total Return Index contributed negatively and the short swap position in the Dow Jones Thematic Short Value Total Return Index contributed negatively to the absolute performance of CHEP during the Annual Period.

The long swap position in the Dow Jones Thematic Long Size Total Return Index contributed negatively and the short swap position in the Dow Jones Thematic Short Size Total Return Index contributed negatively to the absolute performance of SIZ during the Annual Period.

The long swap position in the Dow Jones Thematic Long Anti-Beta Total Return Index contributed positively and the short swap position in the Dow Jones Thematic Short Anti-Beta Total Return Index contributed positively to the absolute performance of BTAL during the Annual Period.

We believe the AGFiQ family of ETFs should be positioned to perform even in the face of an ever changing global landscape, due to their uncorrelated return profile to the broad equity and fixed income markets and their ability to capture persistent market premiums with lower volatility.

As always, we thank you for your continued support.

Sincerely,

The AGFiQ Team

The views expressed in this letter were those of AGF Investments, LLC as of June 30, 2019, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

Management Discussion of Fund Performance

AGFiQ U.S. Market Neutral Momentum Fund (MOM) (Unaudited):

The AGFiQ U.S. Market Neutral Momentum Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Momentum Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the highest momentum stocks as long positions and lowest momentum stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between the prices of high and low momentum stocks within the Dow Jones U.S. Index.9 A stock’s momentum is based on its total return, which is a function of price performance and dividend returns over the first 12 of the last 13 months. Stocks with a higher total return receive a higher ranking and stocks with a lower total return receive a lower ranking. Momentum investing entails investing in securities that have had above-average returns and shorting securities that have had below-average returns. The performance of the Fund will depend on the difference in the rate of return between its long positions and short positions.

During the Annual Period (July 1, 2018 through June 30, 2019), the Fund’s market price return was 0.29% and its NAV return was 0.24%.1 The Target Index returned -0.27% during the same period. The Fund’s market price at June 30, 2019 was $24.60.

The Fund posted positive performance in five of the 12 months for the period with returns ranging from -4.39% to 7.48%. The best performing months for the Fund were May 2019 and August 2018 finishing up 7.48% and 3.47%, respectively. The worst performing months for the Fund were June 2019 and January 2019 finishing down -4.39% and -3.82%, respectively.

The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is an isolated factor, in this case momentum, total returns over the first 12 of the last 13 months. During the Annual Period, there was a slight market reward for high momentum stocks over low momentum stocks resulting in positive performance for the Fund.

The Fund had an annualized volatility5 of 9.26% for the Annual Period.

	Fund Sector Weights (Based on Net Assets)
As of 06/30/2019	% Long Weight	% Short Weight
Communication Services	4.29%	-4.55%
Consumer Discretionary	12.53%	-13.99%
Consumer Staples	4.93%	-4.88%
Energy	4.42%	-4.48%
Financials	16.94%	-17.43%
Health Care	12.65%	-12.74%
Industrials	16.14%	-16.90%
Information Technology	17.18%	-18.00%
Materials	6.34%	-6.72%
Real Estate	9.44%	-9.61%
Utilities	5.38%	-5.44%

	Portfolio Characteristics
As of 06/30/2019	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[10]	34.11	18.83
Price/Book Ratio[11]	5.02	2.16

v

	Portfolio Characteristics
As of 06/30/2019	Long Portfolio	Short Portfolio
Average Market Cap ($B)	27.84	13.86
Median Market Cap ($B)	12.62	6.18
Beta	0.95	1.32

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

MOM — AGFiQ U.S. Market Neutral Momentum Fund
DJUS Momentum Index — Dow Jones U.S. Thematic Market Neutral Momentum Index
Russell 1000 — Russell 1000 Index12

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 6, 2011 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception
MOM NAV Return	0.24%*	-2.73%	-0.22%	0.12%
MOM Market Price Return	0.29%	-2.73%	-0.23%	0.12%
DJUS Momentum Index	-0.27%	-2.27%	1.17%	1.85%
Russell 1000 Index	10.02%	14.21%	10.47%	14.93%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to Generally Accepted Accounting Principles (“GAAP”). Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2019 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 5.81% and 1.88% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ U.S. Market Neutral Value Fund (CHEP) (Unaudited):

The AGFiQ U.S. Market Neutral Value Fund seeks performance results that correspond to the price and yield performance before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Value Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the most undervalued stocks as long positions and the most overvalued stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between high and low ranked stocks. Undervalued stocks within each sector receive higher rankings and overvalued stocks receive lower rankings. For the Fund, value investing entails investing in securities that have below-average valuations based on ratios such as earnings to price,9 book to price,10 and cash flow from operations to price and shorting securities that have above-average valuations based on the same ratios. The performance of the Fund will depend on the difference in the rates of return between the long positions and the short positions.

During the Annual Period (July 1, 2018 through June 30, 2019), the Fund’s market price return was -13.73% and its NAV return was -13.69%.1 The Target Index returned -14.07% during the same period. The Fund’s market price at June 30, 2019 was $20.21.

The Fund posted positive performance in five of the 12 months for the period with returns ranging from -6.92% to 2.29%. The best performing months for the Fund were July 2018 and January 2019 finishing up 2.29% and 2.19%, respectively. The worst performing months for the Fund were May 2019 and August 2018 finishing down -6.92% and -4.81%, respectively.

The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is an isolated factor, in this case valuation based on cash flow to price, earnings to price, and book to price. During the Annual Period, the market rewarded higher valuation companies over lower valuation companies resulting in negative performance for the Fund.

The Fund had an annualized volatility5 of 8.59% for the Annual Period.

	Fund Sector Weights (Based on Net Assets)
As of 06/30/2019	% Long Weight	% Short Weight
Communication Services	4.17%	-4.13%
Consumer Discretionary	12.09%	-11.94%
Consumer Staples	5.08%	-5.09%
Energy	4.94%	-4.83%
Financials	16.05%	-15.98%
Health Care	11.70%	-11.86%
Industrials	15.33%	-14.71%
Information Technology	17.15%	-16.14%
Materials	6.19%	-5.95%
Real Estate	8.40%	-8.30%
Utilities	5.09%	-5.06%

	Portfolio Characteristics
As of 06/30/2019	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[10]	13.03	43.95
Price/Book Ratio[11]	1.52	8.46
Average Market Cap ($B)	17.15	27.82
Median Market Cap ($B)	7.52	11.61
Beta	1.23	1.03

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

CHEP — AGFiQ U.S. Market Neutral Value Fund
DJUS Value Index — Dow Jones U.S. Thematic Market Neutral Value Index
Russell 1000 — Russell 1000 Index12

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception
CHEP NAV Return	-13.69%*	-4.55%	-6.27%	-1.94%
CHEP Market Price Return	-13.73%	-4.52%	-6.30%	-1.94%
DJUS Value Index	-14.07%	-4.03%	-4.95%	-0.30%
Russell 1000 Index	10.02%	14.21%	10.47%	14.99%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2019 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 18.34% and 1.12% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ U.S. Market Neutral Size Fund (SIZ) (Unaudited):

The AGFiQ U.S. Market Neutral Size Fund seeks performance that corresponds to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Size Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the lowest capitalization stocks as long positions and highest capitalization stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provided investors with the means of seeking the spread return between high and low ranked stocks. Stocks are ranked from smallest to largest by market capitalization within the Dow Jones U.S. Index9. Size investing entails investing in securities within the universe that have below-average market capitalizations and shorting securities with above-average market capitalizations. The performance of the Fund will depend on the difference in the rates of return between these long positions and short positions.

During the Annual Period (July 1, 2018 through June 30, 2019), the Fund’s market price return was -10.83% and its NAV return was -10.55%.1 The Target Index returned -10.53% during the same period. The Fund’s market price at June 30, 2019 was $18.12.

The Fund posted positive performance in four of 12 months of the period, with returns ranging from -3.29% to 2.35%. The best performing months for the Fund were January 2019 and August 2018 finishing up 2.35% and 1.60%, respectively. The worst performing months for the Fund were May 2019 and December 2018 finishing down -3.29% and -3.20%, respectively.

The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is an isolated factor, in this case market capitalization. During the Annual Period, the market favored larger cap names over smaller cap names resulting in negative performance for the Fund.

The Fund had an annualized volatility5 of 6.69% for the Annual Period.

	Fund Sector Weights (Based on Net Assets)
As of 06/30/2019	% Long Weight	% Short Weight
Communication Services	4.65%	-4.78%
Consumer Discretionary	12.97%	-12.96%
Consumer Staples	5.22%	-5.26%
Energy	4.96%	-4.97%
Financials	15.88%	-15.91%
Health Care	11.95%	-11.83%
Industrials	15.59%	-15.17%
Information Technology	16.13%	-16.40%
Materials	6.19%	-6.09%
Real Estate	8.85%	-9.24%
Utilities	4.66%	-4.61%

	Portfolio Characteristics
As of 06/30/2019	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[10]	22.24	22.55
Price/Book Ratio[11]	2.40	3.95
Average Market Cap ($B)	3.79	99.93
Median Market Cap ($B)	5.53	22.55
Beta	1.17	0.99

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

SIZ — AGFiQ U.S. Market Neutral Size Fund
DJUS Size Index — Dow Jones U.S. Thematic Market Neutral Size Index
Russell 1000 — Russell 1000 Index12

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 6, 2011 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception
SIZ NAV Return	-10.55%*	-5.18%	-6.63%	-3.88%
SIZ Market Price Return	-10.83%	-5.20%	-6.65%	-3.95%
DJUS Size Index	-10.53%	-5.19%	-6.64%	-3.89%
Russell 1000 Index	10.02%	14.21%	10.47%	14.93%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2019 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.75% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 12.62% and 1.71% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

x

AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) (Unaudited):

The AGFiQ U.S. Market Neutral Anti-Beta Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Thematic Market Neutral Anti-Beta Index (“Target Index”). The Target Index, which is compiled by Dow Jones Indexes, is equal weighted, dollar neutral, and sector neutral. The Target Index rebalances monthly by identifying the lowest beta stocks as long positions and highest beta stocks as short positions, of approximately equal dollar amounts, within each sector. The Fund provides investors with the means of seeking the spread return between low and high beta stocks. Low beta stocks are those stocks that are less volatile than the Dow Jones U.S. Index,9 and high beta stocks are those stocks that are more volatile than the Dow Jones U.S. Index. Anti-beta investing entails investing in securities that have below-average betas and shorting securities that have above-average betas. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.

During the Annual Period (July 1, 2018 through June 30, 2019), the Fund’s market price return was 9.66% and its NAV return was 9.30%.1 The Target Index returned 8.88% during the same period. The Fund’s market price at June 30, 2019 was $21.89.

The Fund posted positive performance in seven of the 12 months of the period with returns ranging from -3.79% to 6.83%. The best performing months for the Fund were May 2019 and October 2018 finishing up 6.83% and 4.64%, respectively. The worst performing months for the Fund were June 2019 and January 2019 finishing down -3.79% and -3.50%, respectively.

The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is an isolated factor, in this case beta. During the Annual Period, the market tended to favor lower beta stocks over higher beta stocks, resulting in positive performance for the Fund.

The Fund had annualized volatility5 of 9.54% for the Annual Period.

	Fund Sector Weights (Based on Net Assets)
As of 06/30/2019	% Long Weight	% Short Weight
Communication Services	4.32%	-4.49%
Consumer Discretionary	12.69%	-13.22%
Consumer Staples	4.86%	-4.87%
Energy	5.04%	-5.12%
Financials	16.76%	-17.30%
Health Care	12.20%	-12.86%
Industrials	16.04%	-17.34%
Information Technology	16.77%	-17.05%
Materials	6.42%	-6.63%
Real Estate	9.34%	-9.66%
Utilities	5.36%	-5.42%

	Portfolio Characteristics
As of 06/30/2019	Long Portfolio	Short Portfolio
Number of Companies	200	200
Price/Earnings Ratio[10]	25.55	21.73
Price/Book Ratio[11]	3.49	2.51
Average Market Cap ($B)	28.37	19.99
Median Market Cap ($B)	10.49	6.86
Beta	0.81	1.40

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

BTAL — AGFiQ U.S. Market Neutral Anti-Beta Fund
DJUS Anti-Beta Index — Dow Jones U.S. Thematic Market Neutral Anti-Beta Index
Russell 1000 — Russell 1000 Index12

*	The line graph represents historical performance of a hypothetical investment of $10,000 from September 12, 2011 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception
BTAL NAV Return	9.30%*	-2.02%	2.56%	-1.45%
BTAL Market Price Return	9.66%	-1.93%	2.75%	-1.41%
DJUS Anti-Beta Index	8.88%	-1.80%	4.09%	0.20%
Russell 1000 Index	10.02%	14.21%	10.47%	14.99%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2019 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 3.34% and 0.76% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Hedged Dividend Income Fund (DIVA) (Unaudited):

The AGFiQ Hedged Dividend Income Fund seeks performance results that correspond to the price and yield performance, before fees and expenses, of the Indxx Hedged Dividend Income Index13 (“Target Index”). The Target Index, which is compiled by Indxx, is designed to generate a high current yield and capital appreciation. The Target Index rebalances monthly by identifying the highest dividend stocks as long positions, and the lowest dividend stocks as short positions. The Target Index invests in stocks with stable or growing dividends that trade at high yields. In an attempt to reduce risk, the Target Index shorts stocks in each sector which have unstable or low dividends. The Target Index is approximately 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25%. Sector and industry weights in the short portfolio are approximately 50% of the size of the long sector weights. The Target Index has 100 long positions and approximately 150-200 short positions. The Fund provides investors with the means of seeking the spread return between low and high dividend stocks. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions.

During the Annual Period (July 1, 2018 through June 30, 2019), the Fund’s market price return was 5.28% and its NAV return was 5.02%.1 The Target Index returned 5.89% during the same period. The Fund’s market price at June 30, 2019 was $23.91.

The Fund posted positive performance in seven of the 12 months of the period with returns ranging from -3.65% to 5.67%. The best performing months for the Fund were January 2019 and June 2019 finishing up 5.67% and 2.47%, respectively. The worst performing months for the Fund were December 2018 and May 2019 finishing down -3.65% and -3.07% respectively.

The Fund is designed as a long/short fund with approximately 100% long exposure and 50% short exposure, and the primary driver of performance is an isolated factor, in this case high equity dividend yield. During the Annual Period, rate sensitive stocks slightly outperformed lower yielders, resulting in a positive performance for the Fund.

The Fund had annualized volatility5 of 6.09% for the Annual Period.

	Fund Sector Weights (Based on Net Assets)
As of 06/30/2019	% Long Weight	% Short Weight
Communication Services	6.24%	-3.33%
Consumer Discretionary	10.71%	-6.02%
Consumer Staples	10.11%	-5.16%
Energy	19.50%	-9.49%
Financials	13.91%	-11.94%
Health Care	5.10%	-2.68%
Industrials	3.15%	-1.73%
Information Technology	4.61%	-2.04%
Materials	1.87%	-0.99%
Real Estate	11.79%	-1.58%
Utilities	14.58%	-7.20%

	Portfolio Characteristics
As of 06/30/2019	Long Portfolio	Short Portfolio
Number of Companies	100	184
Price/Earnings Ratio[10]	16.15	25.27
Price/Book Ratio[11]	1.90	2.52
Average Market Cap ($B)	35.67	30.59
Median Market Cap ($B)	10.64	11.59
Beta	0.94	1.02

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

DIVA — AGFiQ Hedged Dividend Income Fund
Hedged Dividend Income Index — INDXX Hedged Dividend Income Index
BloomBarc US Corporate Bond Index — Bloomberg Barclays US Corporate Total Return Value Unhedged Index14

*	The line graph represents historical performance of a hypothetical investment of $10,000 from January 15, 2015 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2019

	1 Year	3 Year	Since Inception
DIVA NAV Return	5.02%*	3.51%	4.07%
DIVA Market Price Return	5.28%	3.61%	4.12%
INDXX Hedged Dividend Income Index	5.89%	4.69%	5.32%
BloomBarc US Corp Bond Index	10.72%	3.96%	3.79%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2019 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 3.98% and 0.75% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Global Infrastructure ETF (GLIF) (Unaudited):

The AGFiQ Global Infrastructure ETF, which commenced operations on May 23, 2019, seeks to provide long-term capital appreciation through exposure to a diversified portfolio of Global infrastructure equities. The Fund will utilize a proprietary, multi-factor investment process to seek long-term capital appreciation by investing primarily in global equity securities in the infrastructure industry. The Fund seeks to provide potential diversification and risk reduction benefits as listed infrastructure has historically exhibited lower correlations with traditional asset classes and lower volatility than global equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a proprietary sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns.

Since the commencement of operations through June 30, 2019, the Fund’s market price return was 3.00% and its NAV return was 3.00%.1 The Dow Jones Brookfield Global Infrastructure Index returned 3.29% during the same period. The Fund’s market price at June 30, 2019 was $25.75.

The Fund posted positive performance in one of the two months the Fund was in operations with returns ranging from -0.88% to 3.91%. The best performing month for the Fund was June 2019 finishing up 3.91%. The worst performing month for the Fund was May 2019 finishing down -0.88%.

Fund Sector Weights (Based on Net Assets)		Top 10 Country Allocation (Based on Net Assets)
As of 06/30/2019	Percentage %	As of 06/30/2019	Percentage %
Utilities	35.90%	United States	48.30%
Energy	23.70%	Canada	14.80%
Industrials	17.40%	China	6.30%
Real Estate	15.60%	Spain	4.70%
Communication Services	4.60%	United Kingdom	4.50%
Exchange Traded Fund	2.10%	France	4.30%
		Hong Kong	2.80%
		Australia	2.80%
		Multinational	2.10%
		Italy	1.90%

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

GLIF — AGFiQ Global Infrastructure ETF
Dow Jones Brookfield Global Infrastructure TR Index12

*	The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Cumulative Total Return as of June 30, 2019

Since Inception
GLIF NAV Return	3.00%*
GLIF Market Price Return	3.00%
Dow Jones Brookfield Global Infrastructure Index	3.29%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until May 15, 2022 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 1.46% and 0.45% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Dynamic Hedged U.S. Equity ETF (USHG) (Unaudited):

The AGFiQ Dynamic Hedged U.S. Equity ETF, which commenced operations on May 23, 2019, seeks to provide exposure to a diversified portfolio of U.S. equities while seeking to provide long-term capital appreciation with lower than market volatility using embedded downside risk management to seek to protect capital. A risk-managed U.S. equity holding offering exposure to the long term growth potential of U.S. equities using a multi-factor approach designed to have lower volatility and better risk-adjusted returns relative to the market. Proprietary sector allocation and risk models are evaluated on a daily basis so the portfolio can be responsive to changing market conditions. Concentration risk is reduced by maintaining full sector diversification and using embedded downside risk management.

Since the commencement of operations through June 30, 2019, the Fund’s market price return was 2.72% and its NAV return was 2.68%.1 The Standard & Poor’s 500 Total Return Index returned 3.21% during the same period. The Fund’s market price at June 30, 2019 was $25.67.

The Fund posted positive performance in one of the two months the Fund was in operations with returns ranging from -2.16% to 4.95%. The best performing month for the Fund was June 2019 finishing up 4.95%. The worst performing month for the Fund was May 2019 finishing down -2.16%.

Fund Sector Weights (Based on Net Assets)		Top Holdings (Based on Net Assets)
As of 06/30/2019	Percentage %	As of 06/30/2019	Percentage %
ETFs for Downside Hedging	19.20%	AGFiQ US Market Neutral Anti-Beta Fund	19.25%
Communications Services	3.40%	Communication Services Select Sector SPDR Fund	3.37%
Consumer Discretionary	8.30%	Consumer Discretionary Select Sector SPDR Fund	8.26%
Consumer Staples	5.80%	Consumer Staples Select Sector SPDR Fund	5.82%
Energy	0.80%	Energy Select Sector SPDR Fund	0.78%
Financials	12.50%	Financials Select Sector SPDR Fund	12.51%
Health Care	11.30%	Health Care Select Sector SPDR Fund	11.26%
Industrials	11.70%	Industrials Select Sector SPDR Fund	11.68%
Information Technology	14.70%	Technology Select Sector SPDR Fund	14.71%
Materials	6.50%	Materials Select Sector SPDR Fund	6.48%
Real Estate	4.40%	Real Estate Select Sector SPDR Fund	4.42%
Utilities	0.80%	Utilities Select Sector SPDR Fund	0.78%

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.

Growth of a $10,000 Investment Since Inception at Net Asset Value*

USHG — AGFiQ Dynamic Hedged U.S. Equity ETF
S&P 500 TR Index — Standard & Poor’s 500 Total Return Index2

*	The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2019 assuming the reinvestment of distributions.

Cumulative Total Return as of June 30, 2019

Since Inception
USHG NAV Return	2.68%*
USHG Market Price Return	2.72%
S&P 500 TR Index	3.21%
*	The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until May 15, 2022 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses if any) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 1.57% and 0.55% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:

1	A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.
2	S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.
3	USMCA — United States-Mexico-Canada-Agreement — Trade agreement to grow North American economy with balanced, reciprocal trade that supports high-paying jobs.
4	NAFTA — North American Free Trade Agreement — Trade agreement which spawned from bilateral agreements with Canada, then Mexico, where tariffs were eliminated progressively and all duties and quantitative restrictions were eliminated by 2008.
5	Volatility — A statistical measure of the dispersion of returns for a given security or market index.
6	Correlation — A statistical measure of how two securities move in relation to each other.
7	Russell 2000 — The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market cap of that index.
8	Russell 3000 — The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
9	Dow Jones US Index — A market-capitalization-weighted index providing broad coverage of the U.S. stock market. The index is considered a total market index, representing the top 95% of the U.S. stock market based on market capitalization.
10	Price/Earnings Ratio — Market Value per share/Earning per share.
11	Price/Book Ratio — Stock Price/(Total Assets — Intangible Assets and Liabilities).
12	Russell 1000 Index — The Russell 1000 Index measures the performance of approximately 1,000 of the largest companies in the U.S. equity universe. The Russell 1000 is a subset of the Russell 3000 Index comprising over 90% of the total market capitalization of all listed U.S. stocks.
13	INDXX Hedged Dividend Income Index — The INDXX Hedged Dividend Income Index is designed to measure the performance of a strategy utilizing three portfolios: a long portfolio (with 100% long position in the INDXX Long High Dividend Index); a short portfolio (with 50% short position in the INDXX Short Low Dividend Index); and a 50% long position in the INDXX Cash Index. The Index is 100% long and 50% short at the time of rebalances. The maximum weight for any sector in the long portfolio is 25% and 15% for industries.
14	Bloomberg Barclays US Corporate Total Return Value Unhedged Index — The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
15	Dow Jones Brookfield Global Infrastructure TR Index — Dow Jones Brookfield Global Infrastructure TR Index is a global index of companies with >70% of cash flows derived from infrastructure lines of business. Components must pass screens for country domicile, minimum float market cap and trading volume. The index is a float market cap weighted. It is calculated in USD with dividends reinvested.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Long Positions – 99.4%
Common Stocks – 99.4%
Aerospace & Defense – 2.0%
Axon Enterprise, Inc.*(a)	174	$11,173
HEICO Corp.(a)	96	12,846
Teledyne Technologies, Inc.*	50	13,693
TransDigm Group, Inc.*	26	12,579
		50,291
Airlines – 1.0%
Spirit Airlines, Inc.*	252	12,028
United Continental Holdings, Inc.*	150	13,132
		25,160
Banks – 1.5%
First Financial Bankshares, Inc.(a)	412	12,686
Glacier Bancorp, Inc.(a)	296	12,003
Popular, Inc.(a)	222	12,041
		36,730
Beverages – 0.5%
PepsiCo, Inc.	90	11,802
Biotechnology – 2.1%
ACADIA Pharmaceuticals, Inc.*(a)	480	12,830
Exact Sciences Corp.*(a)	112	13,221
Ionis Pharmaceuticals, Inc.*(a)	178	11,440
Sarepta Therapeutics, Inc.*	100	15,195
		52,686
Building Products – 1.5%
Allegion plc(a)	120	13,266
Armstrong World Industries, Inc.(a)	130	12,636
Lennox International, Inc.	44	12,100
		38,002
Capital Markets – 4.0%
CME Group, Inc.(a)	60	11,647
FactSet Research Systems, Inc.(a)	42	12,035
Federated Investors, Inc., Class B(a)	380	12,350
Intercontinental Exchange, Inc.(a)	142	12,203
LPL Financial Holdings, Inc.	142	11,583
MarketAxess Holdings, Inc.	40	12,857
MSCI, Inc.	52	12,417
S&P Global, Inc.	54	12,301
		97,393
Chemicals – 3.2%
Air Products & Chemicals, Inc.(a)	56	12,677
Ecolab, Inc.(a)	64	12,636
Ingevity Corp.*	132	13,883
Linde plc	64	12,851
RPM International, Inc.	218	13,322
Sherwin-Williams Co. (The)	28	12,832
		78,201

Investments	Number of Shares	Value
Commercial Services & Supplies – 3.5%
Cintas Corp.(a)	52	$12,339
Clean Harbors, Inc.*(a)	182	12,940
Copart, Inc.*(a)	162	12,108
MSA Safety, Inc.	116	12,225
Republic Services, Inc.	136	11,783
Tetra Tech, Inc.	172	13,511
Waste Management, Inc.	106	12,229
		87,135
Communications Equipment – 1.5%
Ciena Corp.*(a)	332	13,655
Motorola Solutions, Inc.	78	13,005
ViaSat, Inc.*	134	10,830
		37,490
Consumer Finance – 1.0%
American Express Co.(a)	100	12,344
Credit Acceptance Corp.*(a)	26	12,580
		24,924
Containers & Packaging – 2.5%
Amcor plc*(a)	1,020	11,720
AptarGroup, Inc.(a)	102	12,682
Ball Corp.(a)	190	13,298
Crown Holdings, Inc.*(a)	210	12,831
Sonoco Products Co.	188	12,284
		62,815
Diversified Consumer Services – 1.0%
Bright Horizons Family Solutions, Inc.*(a)	84	12,673
ServiceMaster Global Holdings, Inc.*	216	11,252
		23,925
Electric Utilities – 1.9%
American Electric Power Co., Inc.(a)	134	11,793
OGE Energy Corp.	280	11,917
Portland General Electric Co.	220	11,918
Xcel Energy, Inc.	202	12,017
		47,645
Electronic Equipment, Instruments & Components – 1.1%
CDW Corp.(a)	118	13,098
Keysight Technologies, Inc.*	154	13,831
		26,929
Entertainment – 0.5%
Live Nation Entertainment, Inc.*	190	12,587
Equity Real Estate Investment Trusts (REITs) – 8.5%
American Tower Corp.(a)	56	11,449
Apartment Investment & Management Co., Class A(a)	232	11,628
EastGroup Properties, Inc.(a)	104	12,062
EPR Properties(a)	148	11,039
Equity LifeStyle Properties, Inc.(a)	96	11,649
HCP, Inc.(a)	364	11,641

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Medical Properties Trust, Inc.	652	$11,371
Mid-America Apartment Communities, Inc.	102	12,012
National Retail Properties, Inc.	216	11,450
Omega Healthcare Investors, Inc.	326	11,980
Outfront Media, Inc.	468	12,070
Physicians Realty Trust(a)	630	10,987
Realty Income Corp.	166	11,449
STORE Capital Corp.	338	11,218
Sun Communities, Inc.	92	11,793
UDR, Inc.	258	11,582
Ventas, Inc.	178	12,166
Welltower, Inc.	142	11,577
		209,123
Food & Staples Retailing – 1.1%
Casey’s General Stores, Inc.(a)	90	14,039
Costco Wholesale Corp.(a)	48	12,685
		26,724
Food Products – 1.9%
Hershey Co. (The)(a)	88	11,794
McCormick & Co., Inc. (Non-Voting)	74	11,471
Mondelez International, Inc., Class A	228	12,289
Post Holdings, Inc.*	110	11,437
		46,991
Health Care Equipment & Supplies – 4.2%
Boston Scientific Corp.*(a)	302	12,980
Danaher Corp.(a)	88	12,577
DexCom, Inc.*(a)	96	14,385
Edwards Lifesciences Corp.*(a)	68	12,562
Masimo Corp.*	88	13,096
NuVasive, Inc.*	198	11,591
STERIS plc	86	12,804
West Pharmaceutical Services, Inc.	102	12,765
		102,760
Health Care Providers & Services – 1.0%
HCA Healthcare, Inc.(a)	96	12,976
Molina Healthcare, Inc.*	82	11,738
		24,714
Health Care Technology – 1.0%
Teladoc Health, Inc.*	200	13,282
Veeva Systems, Inc., Class A*	74	11,996
		25,278
Hotels, Restaurants & Leisure – 2.0%
Chipotle Mexican Grill, Inc.*(a)	18	13,192
Darden Restaurants, Inc.(a)	100	12,173
Planet Fitness, Inc., Class A*	152	11,011
Starbucks Corp.	152	12,742
		49,118
Household Durables – 0.5%
Helen of Troy Ltd.*(a)	86	11,231

Investments	Number of Shares	Value
Household Products – 1.0%
Church & Dwight Co., Inc.(a)	156	$11,397
Procter & Gamble Co. (The)	112	12,281
		23,678
Independent Power and Renewable Electricity Producers – 0.5%
AES Corp.(a)	734	12,302
Industrial Conglomerates – 1.0%
Carlisle Cos., Inc.(a)	86	12,075
Roper Technologies, Inc.	34	12,453
		24,528
Insurance – 6.0%
Aon plc(a)	64	12,351
Arch Capital Group Ltd.*(a)	338	12,533
Arthur J Gallagher & Co.(a)	138	12,087
Brown & Brown, Inc.(a)	368	12,328
Cincinnati Financial Corp.(a)	118	12,233
Erie Indemnity Co., Class A(a)	54	13,731
Kemper Corp.	140	12,081
Primerica, Inc.	100	11,995
Progressive Corp. (The)	146	11,670
RenaissanceRe Holdings Ltd.	66	11,749
RLI Corp.	136	11,656
WR Berkley Corp.	188	12,395
		146,809
Interactive Media & Services – 0.5%
IAC/InterActiveCorp*(a)	52	11,312
Internet & Direct Marketing Retail – 0.9%
Etsy, Inc.*(a)	186	11,415
Wayfair, Inc., Class A*	80	11,680
		23,095
IT Services – 4.4%
Booz Allen Hamilton Holding Corp.(a)	184	12,183
Euronet Worldwide, Inc.*(a)	74	12,450
LiveRamp Holdings, Inc.*	226	10,956
Mastercard, Inc., Class A	46	12,168
Okta, Inc.*	102	12,598
Paychex, Inc.	136	11,191
PayPal Holdings, Inc.*	106	12,133
Twilio, Inc., Class A*	88	11,999
VeriSign, Inc.*	60	12,550
		108,228
Life Sciences Tools & Services – 1.6%
Bio-Techne Corp.	58	12,093
Bruker Corp.(a)	276	13,786
IQVIA Holdings, Inc.*	86	13,837
		39,716
Machinery – 1.5%
Ingersoll-Rand plc	98	12,414

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Middleby Corp. (The)*	88	$11,941
Woodward, Inc.	106	11,995
		36,350
Media – 2.9%
Cable One, Inc.(a)	10	11,710
Charter Communications, Inc., Class A*(a)	30	11,855
New York Times Co. (The), Class A	366	11,939
Nexstar Media Group, Inc., Class A	116	11,716
Sinclair Broadcast Group, Inc., Class A	216	11,584
TEGNA, Inc.	764	11,575
		70,379
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
Blackstone Mortgage Trust, Inc., Class A(a)	330	11,741
Chimera Investment Corp.(a)	636	12,001
Starwood Property Trust, Inc.	526	11,951
		35,693
Multiline Retail – 0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	118	10,279
Multi-Utilities – 1.9%
Ameren Corp.(a)	158	11,867
Black Hills Corp.(a)	150	11,726
NorthWestern Corp.	164	11,833
WEC Energy Group, Inc.	144	12,005
		47,431
Oil, Gas & Consumable Fuels – 4.0%
Cabot Oil & Gas Corp.(a)	460	10,562
Cheniere Energy, Inc.*	184	12,595
Chevron Corp.(a)	102	12,693
ConocoPhillips(a)	196	11,956
Hess Corp.(a)	208	13,222
Kinder Morgan, Inc.	582	12,152
ONEOK, Inc.	182	12,523
Williams Cos., Inc. (The)	440	12,338
		98,041
Pharmaceuticals – 1.4%
Eli Lilly & Co.	100	11,079
Horizon Therapeutics plc*(a)	488	11,741
Merck & Co., Inc.	146	12,242
		35,062
Professional Services – 2.0%
CoStar Group, Inc.*(a)	22	12,189
FTI Consulting, Inc.*(a)	138	11,570
Insperity, Inc.	102	12,458
Verisk Analytics, Inc.	84	12,303
		48,520
Road & Rail – 1.5%
CSX Corp.(a)	156	12,070

Investments	Number of Shares	Value
Norfolk Southern Corp.	60	$11,960
Union Pacific Corp.	70	11,837
		35,867
Semiconductors & Semiconductor Equipment – 2.2%
Advanced Micro Devices, Inc.*(a)	422	12,816
QUALCOMM, Inc.	174	13,236
Universal Display Corp.	78	14,669
Xilinx, Inc.	112	13,207
		53,928
Software – 6.3%
Cadence Design Systems, Inc.*(a)	182	12,887
Ceridian HCM Holding, Inc.*(a)	234	11,747
Fair Isaac Corp.*(a)	40	12,561
Fortinet, Inc.*(a)	160	12,293
HubSpot, Inc.*(a)	68	11,595
Manhattan Associates, Inc.*	178	12,341
Paycom Software, Inc.*	54	12,243
RingCentral, Inc., Class A*	96	11,032
ServiceNow, Inc.*	44	12,081
Verint Systems, Inc.*	204	10,971
VMware, Inc., Class A	64	10,701
Workday, Inc., Class A*	56	11,513
Zendesk, Inc.*	138	12,286
		154,251
Specialty Retail – 4.5%
Aaron’s, Inc.(a)	218	13,387
Advance Auto Parts, Inc.(a)	74	11,406
AutoZone, Inc.*(a)	12	13,194
Burlington Stores, Inc.*(a)	74	12,591
Five Below, Inc.*(a)	90	10,802
O’Reilly Automotive, Inc.*	32	11,818
TJX Cos., Inc. (The)	232	12,268
Tractor Supply Co.	116	12,621
Ulta Beauty, Inc.*	36	12,488
		110,575
Textiles, Apparel & Luxury Goods – 2.1%
Deckers Outdoor Corp.*(a)	76	13,374
Lululemon Athletica, Inc.*	70	12,615
NIKE, Inc., Class B	150	12,592
Under Armour, Inc., Class A*	510	12,928
		51,509
Thrifts & Mortgage Finance – 1.4%
Essent Group Ltd.*(a)	250	11,748
MGIC Investment Corp.*	856	11,248
Radian Group, Inc.	518	11,836
		34,832
Trading Companies & Distributors – 0.5%
Fastenal Co.(a)	378	12,319

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Water Utilities – 0.5%
American Water Works Co., Inc.(a)	102	$11,832
Total Common Stocks (Cost $2,345,257)		2,446,190
Total Long Positions (Cost $2,345,257)		2,446,190
Short Positions – (104.5)%
Common Stocks – (104.5)%
Aerospace & Defense – (1.6)%
BWX Technologies, Inc.	(252)	(13,129)
General Dynamics Corp.	(72)	(13,091)
Textron, Inc.	(258)	(13,685)
		(39,905)
Air Freight & Logistics – (1.0)%
FedEx Corp.	(76)	(12,479)
XPO Logistics, Inc.*	(226)	(13,065)
		(25,544)
Airlines – (0.6)%
American Airlines Group, Inc.	(430)	(14,022)
Auto Components – (2.9)%
Autoliv, Inc.	(192)	(13,538)
BorgWarner, Inc.	(330)	(13,853)
Dana, Inc.	(806)	(16,072)
Goodyear Tire & Rubber Co. (The)	(870)	(13,311)
Lear Corp.	(98)	(13,649)
		(70,423)
Automobiles – (1.1)%
Tesla, Inc.*	(64)	(14,301)
Thor Industries, Inc.	(228)	(13,327)
		(27,628)
Banks – (7.2)%
Bank OZK	(404)	(12,156)
Chemical Financial Corp.	(308)	(12,662)
East West Bancorp, Inc.	(276)	(12,909)
First Horizon National Corp.	(872)	(13,019)
Hancock Whitney Corp.	(312)	(12,499)
Home BancShares, Inc.	(666)	(12,827)
PacWest Bancorp	(322)	(12,503)
Sterling Bancorp	(604)	(12,853)
SVB Financial Group*	(58)	(13,026)
Synovus Financial Corp.	(366)	(12,810)
Texas Capital Bancshares, Inc.*	(204)	(12,519)
Umpqua Holdings Corp.	(730)	(12,111)
Western Alliance Bancorp*	(284)	(12,700)
Wintrust Financial Corp.	(172)	(12,584)
		(177,178)
Biotechnology – (4.0)%
AbbVie, Inc.	(152)	(11,053)
Agios Pharmaceuticals, Inc.*	(254)	(12,670)

Investments	Number of Shares	Value
Alkermes plc*	(540)	$(12,172)
Alnylam Pharmaceuticals, Inc.*	(174)	(12,625)
Bluebird Bio, Inc.*	(98)	(12,466)
FibroGen, Inc.*	(326)	(14,729)
Immunomedics, Inc.*	(890)	(12,344)
United Therapeutics Corp.*	(140)	(10,928)
		(98,987)
Building Products – (1.1)%
AO Smith Corp.	(288)	(13,582)
Owens Corning	(242)	(14,085)
		(27,667)
Capital Markets – (7.1)%
Affiliated Managers Group, Inc.	(140)	(12,900)
BlackRock, Inc.	(28)	(13,140)
Charles Schwab Corp. (The)	(282)	(11,334)
E*TRADE Financial Corp.	(260)	(11,596)
Eaton Vance Corp.	(306)	(13,198)
Evercore, Inc., Class A	(150)	(13,285)
Goldman Sachs Group, Inc. (The)	(64)	(13,094)
Interactive Brokers Group, Inc., Class A	(232)	(12,574)
Invesco Ltd.	(596)	(12,194)
Janus Henderson Group plc	(574)	(12,284)
Lazard Ltd., Class A	(372)	(12,793)
Morgan Stanley	(286)	(12,530)
SEI Investments Co.	(232)	(13,015)
State Street Corp.	(210)	(11,773)
		(175,710)
Chemicals – (3.3)%
Albemarle Corp.	(184)	(12,955)
Cabot Corp.	(292)	(13,931)
Chemours Co. (The)	(552)	(13,248)
Huntsman Corp.	(668)	(13,654)
Olin Corp.	(594)	(13,015)
Westlake Chemical Corp.	(202)	(14,031)
		(80,834)
Commercial Services & Supplies – (1.5)%
Deluxe Corp.	(318)	(12,930)
Healthcare Services Group, Inc.	(372)	(11,279)
Stericycle, Inc.*	(258)	(12,319)
		(36,528)
Communications Equipment – (1.6)%
CommScope Holding Co., Inc.*	(724)	(11,389)
F5 Networks, Inc.*	(88)	(12,815)
Lumentum Holdings, Inc.*	(288)	(15,382)
		(39,586)
Construction & Engineering – (1.1)%
Fluor Corp.	(420)	(14,150)
Valmont Industries, Inc.	(104)	(13,188)
		(27,338)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Consumer Finance – (0.5)%
Green Dot Corp., Class A*	(252)	$(12,323)
Containers & Packaging – (0.5)%
Westrock Co.	(360)	(13,129)
Diversified Telecommunication Services – (0.5)%
CenturyLink, Inc.	(1,124)	(13,218)
Electric Utilities – (2.0)%
ALLETE, Inc.	(144)	(11,982)
Avangrid, Inc.	(234)	(11,817)
Edison International	(198)	(13,347)
PPL Corp.	(392)	(12,156)
		(49,302)
Electronic Equipment, Instruments & Components – (2.8)%
Coherent, Inc.*	(106)	(14,455)
IPG Photonics Corp.*	(94)	(14,499)
Littelfuse, Inc.	(72)	(12,738)
SYNNEX Corp.	(134)	(13,186)
TE Connectivity Ltd.	(140)	(13,409)
		(68,287)
Energy Equipment & Services – (3.1)%
Core Laboratories NV	(246)	(12,861)
Halliburton Co.	(550)	(12,507)
National Oilwell Varco, Inc.	(564)	(12,538)
Patterson-UTI Energy, Inc.	(1,102)	(12,684)
Schlumberger Ltd.	(338)	(13,432)
Transocean Ltd.*	(1,894)	(12,140)
		(76,162)
Entertainment – (1.0)%
Activision Blizzard, Inc.	(268)	(12,649)
Electronic Arts, Inc.*	(126)	(12,759)
		(25,408)
Equity Real Estate Investment Trusts (REITs) – (7.6)%
Apple Hospitality REIT, Inc.	(756)	(11,990)
Colony Capital, Inc.	(2,258)	(11,290)
GEO Group, Inc. (The)	(534)	(11,219)
Host Hotels & Resorts, Inc.	(644)	(11,734)
Macerich Co. (The)	(326)	(10,918)
Paramount Group, Inc.	(822)	(11,516)
Pebblebrook Hotel Trust	(422)	(11,892)
Rayonier, Inc.	(416)	(12,605)
RLJ Lodging Trust	(680)	(12,063)
Senior Housing Properties Trust	(1,496)	(12,372)
SL Green Realty Corp.	(136)	(10,930)
Sunstone Hotel Investors, Inc.	(876)	(12,010)
Taubman Centers, Inc.	(266)	(10,861)
Uniti Group, Inc.	(1,212)	(11,514)
Urban Edge Properties	(676)	(11,715)
Weyerhaeuser Co.	(512)	(13,486)
		(188,115)

Investments	Number of Shares	Value
Food & Staples Retailing – (0.5)%
Walgreens Boots Alliance, Inc.	(236)	$(12,902)
Food Products – (2.0)%
Bunge Ltd.	(224)	(12,479)
Conagra Brands, Inc.	(438)	(11,616)
Ingredion, Inc.	(154)	(12,703)
Kraft Heinz Co. (The)	(428)	(13,285)
		(50,083)
Gas Utilities – (1.0)%
South Jersey Industries, Inc.	(374)	(12,615)
UGI Corp.	(228)	(12,178)
		(24,793)
Health Care Equipment & Supplies – (2.1)%
ABIOMED, Inc.*	(44)	(11,462)
Cantel Medical Corp.	(170)	(13,709)
Integra LifeSciences Holdings Corp.*	(252)	(14,074)
Neogen Corp.*	(208)	(12,919)
		(52,164)
Health Care Providers & Services – (3.2)%
Acadia Healthcare Co., Inc.*	(362)	(12,652)
Cardinal Health, Inc.	(278)	(13,094)
DaVita, Inc.*	(268)	(15,078)
Laboratory Corp. of America Holdings*	(72)	(12,449)
McKesson Corp.	(96)	(12,901)
MEDNAX, Inc.*	(478)	(12,060)
		(78,234)
Hotels, Restaurants & Leisure – (2.8)%
Caesars Entertainment Corp.*	(1,324)	(15,650)
Hilton Grand Vacations, Inc.*	(460)	(14,637)
Marriott Vacations Worldwide Corp.	(130)	(12,532)
MGM Resorts International	(468)	(13,371)
Wynn Resorts Ltd.	(108)	(13,391)
		(69,581)
Household Durables – (1.7)%
Mohawk Industries, Inc.*	(86)	(12,682)
Newell Brands, Inc.	(878)	(13,539)
Whirlpool Corp.	(102)	(14,521)
		(40,742)
Household Products – (0.5)%
Energizer Holdings, Inc.	(286)	(11,051)
Independent Power and Renewable Electricity Producers – (1.0)%
NRG Energy, Inc.	(344)	(12,081)
Vistra Energy Corp.	(498)	(11,275)
		(23,356)
Industrial Conglomerates – (1.1)%
3M Co.	(74)	(12,827)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
General Electric Co.	(1,248)	$(13,104)
		(25,931)
Insurance – (1.0)%
Brighthouse Financial, Inc.*	(330)	(12,108)
CNO Financial Group, Inc.	(746)	(12,443)
		(24,551)
Interactive Media & Services – (0.5)%
Zillow Group, Inc., Class C*	(270)	(12,525)
Internet & Direct Marketing Retail – (0.6)%
GrubHub, Inc.*	(182)	(14,194)
IT Services – (2.0)%
Alliance Data Systems Corp.	(84)	(11,771)
Cognizant Technology Solutions Corp., Class A	(188)	(11,917)
CoreLogic, Inc.*	(300)	(12,549)
DXC Technology Co.	(246)	(13,567)
		(49,804)
Leisure Products – (1.1)%
Mattel, Inc.*	(1,174)	(13,161)
Polaris Industries, Inc.	(148)	(13,502)
		(26,663)
Machinery – (2.6)%
Caterpillar, Inc.	(98)	(13,356)
Colfax Corp.*	(462)	(12,950)
Pentair plc	(336)	(12,499)
Trinity Industries, Inc.	(608)	(12,616)
Wabtec Corp.	(188)	(13,491)
		(64,912)
Media – (2.1)%
Liberty Global plc, Class C*	(484)	(12,840)
Liberty Latin America Ltd., Class C*	(688)	(11,827)
News Corp., Class A	(1,028)	(13,868)
Sirius XM Holdings, Inc.	(2,214)	(12,354)
		(50,889)
Metals & Mining – (2.3)%
Alcoa Corp.*	(554)	(12,969)
Freeport-McMoRan, Inc.	(1,210)	(14,048)
Steel Dynamics, Inc.	(464)	(14,013)
United States Steel Corp.	(996)	(15,249)
		(56,279)
Multiline Retail – (0.5)%
Macy’s, Inc.	(578)	(12,404)
Multi-Utilities – (1.0)%
Avista Corp.	(280)	(12,488)
MDU Resources Group, Inc.	(478)	(12,332)
		(24,820)

Investments	Number of Shares	Value
Oil, Gas & Consumable Fuels – (1.0)%
Parsley Energy, Inc., Class A*	(658)	$(12,509)
Whiting Petroleum Corp.*	(640)	(11,955)
		(24,464)
Personal Products – (1.5)%
Edgewell Personal Care Co.*	(414)	(11,157)
Herbalife Nutrition Ltd.*	(280)	(11,973)
Nu Skin Enterprises, Inc., Class A	(254)	(12,527)
		(35,657)
Pharmaceuticals – (2.3)%
Allergan plc	(96)	(16,072)
Mylan NV*	(698)	(13,290)
Nektar Therapeutics*	(378)	(13,449)
Perrigo Co. plc	(282)	(13,429)
		(56,240)
Professional Services – (1.0)%
ASGN, Inc.*	(232)	(14,059)
Nielsen Holdings plc	(518)	(11,707)
		(25,766)
Real Estate Management & Development – (1.1)%
Howard Hughes Corp. (The)*	(114)	(14,118)
Jones Lang LaSalle, Inc.	(94)	(13,225)
		(27,343)
Road & Rail – (1.1)%
JB Hunt Transport Services, Inc.	(138)	(12,615)
Knight-Swift Transportation Holdings, Inc.	(422)	(13,858)
		(26,473)
Semiconductors & Semiconductor Equipment – (5.4)%
Applied Materials, Inc.	(300)	(13,473)
First Solar, Inc.*	(202)	(13,267)
Intel Corp.	(266)	(12,733)
Lam Research Corp.	(66)	(12,397)
Micron Technology, Inc.*	(358)	(13,815)
MKS Instruments, Inc.	(164)	(12,774)
NVIDIA Corp.	(86)	(14,124)
ON Semiconductor Corp.*	(656)	(13,258)
Qorvo, Inc.*	(190)	(12,656)
Skyworks Solutions, Inc.	(176)	(13,600)
		(132,097)
Software – (3.5)%
2U, Inc.*	(308)	(11,593)
Blackbaud, Inc.	(152)	(12,692)
CDK Global, Inc.	(242)	(11,965)
FireEye, Inc.*	(808)	(11,966)
LogMeIn, Inc.	(164)	(12,084)
Nutanix, Inc., Class A*	(434)	(11,258)
Symantec Corp.	(620)	(13,491)
		(85,049)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Specialty Retail – (0.6)%
L Brands, Inc.	(526)	$(13,729)
Technology Hardware, Storage & Peripherals – (1.1)%
Seagate Technology plc	(278)	(13,099)
Western Digital Corp.	(312)	(14,836)
		(27,935)
Textiles, Apparel & Luxury Goods – (1.6)%
Capri Holdings Ltd.*	(364)	(12,623)
PVH Corp.	(140)	(13,250)
Tapestry, Inc.	(412)	(13,073)
		(38,946)
Trading Companies & Distributors – (2.6)%
Air Lease Corp.	(326)	(13,477)
MSC Industrial Direct Co., Inc., Class A	(166)	(12,327)
SiteOne Landscape Supply, Inc.*	(180)	(12,474)
United Rentals, Inc.*	(106)	(14,059)
Univar, Inc.*	(580)	(12,783)
		(65,120)

Investments	Value
Total Common Stocks (Proceeds $(2,863,112))	$(2,571,991)
Total Short Positions (Proceeds $(2,863,112))	(2,571,991)
Total Investments – (5.1)% (Cost $(517,855))	(125,801)
Other Assets Less Liabilities – 105.1%	2,586,248
Net Assets – 100.0%	$2,460,447
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,106,287.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$315,852
Aggregate gross unrealized depreciation	(207,864)
Net unrealized appreciation	$107,988
Federal income tax cost of investments (including derivative contracts, if any)	$(157,731)

OTC Total return swap contracts outstanding as of June 30, 2019

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged		Net Amount(5)
215,332 USD	10/3/2019	Morgan Stanley	2.00%	Dow Jones U.S. High Momentum Total Return Index(6)	$94,892	$—		$94,892
(247,937) USD	10/3/2019	Morgan Stanley	(2.90)%	Dow Jones U.S. Low Momentum Total Return Index(7)	(18,834)	18,834	(8)	—
					$76,058			$94,892
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. High Momentum Total Return Index (DJTLMOT) is designed to measure the performance of 200 companies ranked as having the highest momentum. Momentum is calculated by ranking stocks by their 12-month historical total return, starting one month prior to reconstitution. Dividends are reinvested.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Momentum Fund
Schedule of Investments
June 30, 2019

(7)	The Dow Jones U.S. Low Momentum Total Return Index (DJTSMOT) is designed to measure the performance of 200 companies ranked as having the lowest momentum. Momentum is calculated by ranking stocks by their 12-month historical total return, starting one month prior to reconstitution. Dividends are reinvested.
(8)	Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. Generally Accepted Accounting Principles (“GAAP”), the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Long Positions – 94.6%
Common Stocks – 94.6%
Air Freight & Logistics – 1.0%
FedEx Corp.(a)	27	$4,433
XPO Logistics, Inc.*	96	5,550
		9,983
Airlines – 2.8%
Alaska Air Group, Inc.(a)	70	4,474
Delta Air Lines, Inc.(a)	96	5,448
JetBlue Airways Corp.*(a)	256	4,733
Southwest Airlines Co.	83	4,215
Spirit Airlines, Inc.*	81	3,866
United Continental Holdings, Inc.*	59	5,165
		27,901
Auto Components – 2.0%
BorgWarner, Inc.(a)	129	5,416
Dana, Inc.(a)	244	4,865
Goodyear Tire & Rubber Co. (The)(a)	327	5,003
Lear Corp.(a)	37	5,153
		20,437
Automobiles – 1.8%
Ford Motor Co.(a)	483	4,941
General Motors Co.(a)	121	4,662
Harley-Davidson, Inc.(a)	131	4,694
Thor Industries, Inc.	75	4,384
		18,681
Banks – 3.3%
Citigroup, Inc.(a)	74	5,182
Citizens Financial Group, Inc.(a)	132	4,668
First Horizon National Corp.(a)	328	4,897
FNB Corp.(a)	390	4,590
Popular, Inc.(a)	85	4,610
Regions Financial Corp.	317	4,736
Sterling Bancorp	220	4,682
		33,365
Beverages – 0.5%
Molson Coors Brewing Co., Class B	88	4,928
Biotechnology – 1.2%
Biogen, Inc.*(a)	16	3,742
Gilead Sciences, Inc.(a)	70	4,729
United Therapeutics Corp.*	52	4,059
		12,530
Building Products – 1.1%
Owens Corning	98	5,704
Resideo Technologies, Inc.*	226	4,954
		10,658

Investments	Number of Shares	Value
Capital Markets – 2.3%
Goldman Sachs Group, Inc. (The)(a)	24	$4,910
Invesco Ltd.(a)	252	5,156
Janus Henderson Group plc(a)	220	4,708
Morgan Stanley	99	4,337
State Street Corp.	79	4,429
		23,540
Chemicals – 1.9%
Eastman Chemical Co.(a)	65	5,059
Huntsman Corp.(a)	251	5,131
Mosaic Co. (The)	206	5,156
Olin Corp.	185	4,053
		19,399
Communications Equipment – 1.5%
CommScope Holding Co., Inc.*(a)	272	4,278
Juniper Networks, Inc.(a)	203	5,406
Lumentum Holdings, Inc.*	97	5,181
		14,865
Construction & Engineering – 0.6%
AECOM*(a)	159	6,018
Consumer Finance – 1.4%
Ally Financial, Inc.(a)	152	4,710
Capital One Financial Corp.(a)	53	4,809
Navient Corp.	338	4,614
		14,133
Containers & Packaging – 0.9%
International Paper Co.(a)	101	4,376
Westrock Co.	128	4,668
		9,044
Diversified Financial Services – 1.0%
AXA Equitable Holdings, Inc.(a)	213	4,452
Voya Financial, Inc.	96	5,309
		9,761
Diversified Telecommunication Services – 0.9%
AT&T, Inc.	154	5,160
CenturyLink, Inc.(a)	367	4,316
		9,476
Electric Utilities – 3.4%
Avangrid, Inc.(a)	88	4,444
Duke Energy Corp.(a)	58	5,118
Edison International(a)	83	5,595
Entergy Corp.(a)	52	5,352
Evergy, Inc.(a)	76	4,571
Exelon Corp.(a)	99	4,746
PPL Corp.	150	4,652
		34,478

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Electrical Equipment – 1.0%
nVent Electric plc	174	$4,313
Regal Beloit Corp.	67	5,475
		9,788
Electronic Equipment, Instruments & Components – 4.0%
Avnet, Inc.(a)	117	5,296
Belden, Inc.(a)	93	5,540
Coherent, Inc.*(a)	37	5,046
Corning, Inc.(a)	138	4,586
Jabil, Inc.(a)	193	6,099
SYNNEX Corp.	49	4,821
Tech Data Corp.*	47	4,916
Vishay Intertechnology, Inc.	234	3,866
		40,170
Entertainment – 0.4%
Viacom, Inc., Class B	152	4,540
Equity Real Estate Investment Trusts (REITs) – 7.2%
Apple Hospitality REIT, Inc.(a)	323	5,123
Brixmor Property Group, Inc.(a)	256	4,577
Colony Capital, Inc.(a)	842	4,210
CoreCivic, Inc.	201	4,173
EPR Properties(a)	56	4,177
GEO Group, Inc. (The)(a)	201	4,223
Hospitality Properties Trust(a)	191	4,775
Host Hotels & Resorts, Inc.(a)	242	4,409
Kimco Realty Corp.(a)	252	4,657
Medical Properties Trust, Inc.	247	4,308
Park Hotels & Resorts, Inc.	167	4,602
RLJ Lodging Trust	254	4,506
Sabra Health Care REIT, Inc.	265	5,218
Senior Housing Properties Trust	562	4,648
Spirit Realty Capital, Inc.	103	4,394
VICI Properties, Inc.	197	4,342
		72,342
Food & Staples Retailing – 0.8%
Kroger Co. (The)(a)	163	3,539
Walgreens Boots Alliance, Inc.	89	4,865
		8,404
Food Products – 3.1%
Conagra Brands, Inc.(a)	165	4,376
Darling Ingredients, Inc.*(a)	232	4,615
Ingredion, Inc.(a)	49	4,042
JM Smucker Co. (The)	36	4,147
Kraft Heinz Co. (The)(a)	161	4,997
TreeHouse Foods, Inc.*	80	4,328
Tyson Foods, Inc., Class A	58	4,683
		31,188

Investments	Number of Shares	Value
Health Care Equipment & Supplies – 0.5%
Zimmer Biomet Holdings, Inc.	46	$5,416
Health Care Providers & Services – 6.0%
Acadia Healthcare Co., Inc.*(a)	136	4,753
AmerisourceBergen Corp.(a)	58	4,945
Cardinal Health, Inc.(a)	103	4,851
Centene Corp.*(a)	70	3,671
Cigna Corp.(a)	30	4,727
CVS Health Corp.(a)	68	3,705
DaVita, Inc.*(a)	81	4,557
Encompass Health Corp.(a)	76	4,815
Laboratory Corp. of America Holdings*	30	5,187
McKesson Corp.	38	5,107
MEDNAX, Inc.*	179	4,516
Quest Diagnostics, Inc.(a)	50	5,091
Universal Health Services, Inc., Class B	37	4,825
		60,750
Hotels, Restaurants & Leisure – 1.3%
Carnival Corp.(a)	87	4,050
Norwegian Cruise Line Holdings Ltd.*	80	4,290
Royal Caribbean Cruises Ltd.	42	5,091
		13,431
Household Durables – 1.8%
Lennar Corp., Class A	99	4,797
Newell Brands, Inc.	296	4,564
PulteGroup, Inc.	143	4,522
Toll Brothers, Inc.	127	4,651
		18,534
Independent Power and Renewable Electricity Producers – 1.0%
AES Corp.(a)	332	5,564
Vistra Energy Corp.	218	4,936
		10,500
Insurance – 3.4%
Athene Holding Ltd., Class A*(a)	121	5,210
Brighthouse Financial, Inc.*(a)	116	4,256
CNO Financial Group, Inc.(a)	269	4,487
Lincoln National Corp.	82	5,285
MetLife, Inc.	106	5,265
Prudential Financial, Inc.	51	5,151
Unum Group	140	4,697
		34,351
Internet & Direct Marketing Retail – 0.4%
Qurate Retail, Inc.*	351	4,349
IT Services – 2.3%
Alliance Data Systems Corp.(a)	26	3,644
DXC Technology Co.(a)	81	4,467
International Business Machines Corp.(a)	38	5,240
KBR, Inc.(a)	198	4,938

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Perspecta, Inc.	204	$4,776
		23,065
Machinery – 3.1%
AGCO Corp.(a)	66	5,119
Cummins, Inc.(a)	31	5,311
Kennametal, Inc.(a)	127	4,698
Oshkosh Corp.	61	5,093
PACCAR, Inc.	71	5,088
Timken Co. (The)	111	5,699
		31,008
Media – 2.0%
Discovery, Inc., Class C*(a)	172	4,893
DISH Network Corp., Class A*(a)	145	5,570
Liberty Media Corp.-Liberty SiriusXM, Class C*	128	4,861
TEGNA, Inc.	290	4,394
		19,718
Metals & Mining – 2.0%
Nucor Corp.	80	4,408
Reliance Steel & Aluminum Co.	53	5,015
Steel Dynamics, Inc.	174	5,255
United States Steel Corp.	374	5,726
		20,404
Mortgage Real Estate Investment Trusts (REITs) – 2.3%
AGNC Investment Corp.(a)	279	4,693
Annaly Capital Management, Inc.	515	4,702
Chimera Investment Corp.(a)	275	5,189
New Residential Investment Corp.	301	4,633
Two Harbors Investment Corp.	354	4,485
		23,702
Multiline Retail – 0.9%
Kohl’s Corp.(a)	90	4,279
Macy’s, Inc.	217	4,657
		8,936
Multi-Utilities – 0.5%
Avista Corp.(a)	106	4,728
Oil, Gas & Consumable Fuels – 4.3%
Delek US Holdings, Inc.(a)	130	5,268
EQT Corp.(a)	274	4,332
HollyFrontier Corp.(a)	94	4,350
Marathon Petroleum Corp.	96	5,364
Parsley Energy, Inc., Class A*	255	4,848
PBF Energy, Inc., Class A	154	4,820
PDC Energy, Inc.*	152	5,481
Phillips 66	50	4,677
Southwestern Energy Co.*	1,223	3,865
		43,005
Paper & Forest Products – 0.5%
Domtar Corp.	110	4,898

Investments	Number of Shares	Value
Pharmaceuticals – 2.4%
Allergan plc(a)	35	$5,860
Bristol-Myers Squibb Co.(a)	97	4,399
Jazz Pharmaceuticals plc*(a)	34	4,847
Mylan NV*	262	4,988
Perrigo Co. plc	98	4,667
		24,761
Professional Services – 0.9%
ManpowerGroup, Inc.	55	5,313
Nielsen Holdings plc	180	4,068
		9,381
Real Estate Management & Development – 0.4%
Jones Lang LaSalle, Inc.(a)	29	4,080
Road & Rail – 1.4%
Genesee & Wyoming, Inc., Class A*(a)	46	4,600
Knight-Swift Transportation Holdings, Inc.(a)	143	4,696
Ryder System, Inc.	80	4,664
		13,960
Semiconductors & Semiconductor Equipment – 3.4%
Cypress Semiconductor Corp.(a)	246	5,471
Intel Corp.(a)	99	4,739
Micron Technology, Inc.*	135	5,210
MKS Instruments, Inc.	62	4,829
ON Semiconductor Corp.*	269	5,436
Qorvo, Inc.*	66	4,396
Skyworks Solutions, Inc.	58	4,482
		34,563
Software – 1.5%
j2 Global, Inc.(a)	56	4,978
LogMeIn, Inc.	60	4,421
Symantec Corp.	253	5,505
		14,904
Specialty Retail – 1.4%
AutoNation, Inc.*(a)	111	4,655
Dick’s Sporting Goods, Inc.(a)	147	5,091
Foot Locker, Inc.(a)	112	4,695
		14,441
Technology Hardware, Storage & Peripherals – 2.6%
Hewlett Packard Enterprise Co.(a)	355	5,307
NCR Corp.*	145	4,510
Seagate Technology plc	120	5,654
Western Digital Corp.	116	5,516
Xerox Corp.	155	5,489
		26,476
Textiles, Apparel & Luxury Goods – 0.9%
Capri Holdings Ltd.*(a)	137	4,751
PVH Corp.	42	3,975
		8,726

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Thrifts & Mortgage Finance – 0.9%
MGIC Investment Corp.*	325	$4,270
Radian Group, Inc.	196	4,479
		8,749
Trading Companies & Distributors – 1.5%
Air Lease Corp.(a)	119	4,919
GATX Corp.(a)	63	4,995
United Rentals, Inc.*	36	4,775
		14,689
Transportation Infrastructure – 0.4%
Macquarie Infrastructure Corp.	109	4,419
Wireless Telecommunication Services – 0.5%
Telephone & Data Systems, Inc.	152	4,621
Total Common Stocks (Cost $985,160)		956,194
Total Long Positions (Cost $985,160)		956,194
Short Positions – (93.5)%
Common Stocks – (93.5)%
Aerospace & Defense – (2.3)%
Axon Enterprise, Inc.*	(64)	(4,109)
BWX Technologies, Inc.	(90)	(4,689)
HEICO Corp.	(36)	(4,817)
Lockheed Martin Corp.	(13)	(4,726)
TransDigm Group, Inc.*	(11)	(5,322)
		(23,663)
Air Freight & Logistics – (0.5)%
Expeditors International of Washington, Inc.	(72)	(5,462)
Automobiles – (0.5)%
Tesla, Inc.*	(23)	(5,140)
Banks – (0.9)%
First Financial Bankshares, Inc.	(156)	(4,803)
Glacier Bancorp, Inc.	(108)	(4,380)
		(9,183)
Beverages – (1.5)%
Brown-Forman Corp., Class B	(97)	(5,377)
Coca-Cola Co. (The)	(87)	(4,430)
Monster Beverage Corp.*	(84)	(5,362)
		(15,169)
Biotechnology – (5.7)%
ACADIA Pharmaceuticals, Inc.*	(178)	(4,758)
Agios Pharmaceuticals, Inc.*	(93)	(4,639)
Alnylam Pharmaceuticals, Inc.*	(62)	(4,499)
BioMarin Pharmaceutical, Inc.*	(51)	(4,368)
Exact Sciences Corp.*	(51)	(6,020)
FibroGen, Inc.*	(120)	(5,421)
Immunomedics, Inc.*	(255)	(3,537)

Investments	Number of Shares	Value
Neurocrine Biosciences, Inc.*	(58)	$(4,897)
Sage Therapeutics, Inc.*	(25)	(4,577)
Sarepta Therapeutics, Inc.*	(39)	(5,926)
Seattle Genetics, Inc.*	(66)	(4,568)
Ultragenyx Pharmaceutical, Inc.*	(74)	(4,699)
		(57,909)
Building Products – (1.9)%
Allegion plc	(44)	(4,864)
Armstrong World Industries, Inc.	(48)	(4,666)
Lennox International, Inc.	(19)	(5,225)
Trex Co., Inc.*	(63)	(4,517)
		(19,272)
Capital Markets – (6.7)%
Cboe Global Markets, Inc.	(39)	(4,042)
Charles Schwab Corp. (The)	(114)	(4,582)
CME Group, Inc.	(27)	(5,241)
Eaton Vance Corp.	(125)	(5,391)
FactSet Research Systems, Inc.	(15)	(4,298)
Interactive Brokers Group, Inc., Class A	(88)	(4,770)
Intercontinental Exchange, Inc.	(62)	(5,328)
LPL Financial Holdings, Inc.	(63)	(5,139)
MarketAxess Holdings, Inc.	(15)	(4,821)
Moody’s Corp.	(23)	(4,492)
MSCI, Inc.	(19)	(4,537)
Nasdaq, Inc.	(56)	(5,386)
S&P Global, Inc.	(20)	(4,556)
SEI Investments Co.	(84)	(4,712)
		(67,295)
Chemicals – (3.8)%
Dow, Inc.	(91)	(4,487)
Ecolab, Inc.	(23)	(4,541)
Ingevity Corp.*	(41)	(4,312)
NewMarket Corp.	(13)	(5,212)
RPM International, Inc.	(76)	(4,644)
Scotts Miracle-Gro Co. (The)	(48)	(4,728)
Sensient Technologies Corp.	(74)	(5,438)
Sherwin-Williams Co. (The)	(10)	(4,583)
		(37,945)
Commercial Services & Supplies – (1.7)%
Cintas Corp.	(19)	(4,509)
Copart, Inc.*	(60)	(4,484)
Healthcare Services Group, Inc.	(122)	(3,699)
Rollins, Inc.	(120)	(4,304)
		(16,996)
Consumer Finance – (1.9)%
American Express Co.	(45)	(5,555)
Credit Acceptance Corp.*	(9)	(4,354)
FirstCash, Inc.	(46)	(4,601)
Green Dot Corp., Class A*	(92)	(4,499)
		(19,009)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Containers & Packaging – (1.0)%
AptarGroup, Inc.	(38)	$(4,725)
Avery Dennison Corp.	(44)	(5,090)
		(9,815)
Distributors – (0.5)%
Pool Corp.	(24)	(4,584)
Diversified Consumer Services – (0.9)%
Bright Horizons Family Solutions, Inc.*	(31)	(4,677)
frontdoor, Inc.*	(107)	(4,660)
		(9,337)
Electric Utilities – (1.0)%
Alliant Energy Corp.	(103)	(5,055)
NextEra Energy, Inc.	(25)	(5,122)
		(10,177)
Electrical Equipment – (1.0)%
AMETEK, Inc.	(60)	(5,450)
Rockwell Automation, Inc.	(31)	(5,079)
		(10,529)
Electronic Equipment, Instruments & Components – (0.5)%
Cognex Corp.	(95)	(4,558)
Energy Equipment & Services – (2.3)%
Apergy Corp.*	(124)	(4,159)
Core Laboratories NV	(90)	(4,705)
Ensco Rowan plc, Class A	(510)	(4,350)
National Oilwell Varco, Inc.	(170)	(3,779)
TechnipFMC plc	(221)	(5,733)
		(22,726)
Entertainment – (1.3)%
Live Nation Entertainment, Inc.*	(71)	(4,704)
Madison Square Garden Co. (The), Class A*	(15)	(4,199)
Netflix, Inc.*	(12)	(4,408)
		(13,311)
Equity Real Estate Investment Trusts (REITs) – (7.5)%
American Tower Corp.	(20)	(4,089)
Apartment Investment & Management Co., Class A	(100)	(5,012)
CoreSite Realty Corp.	(37)	(4,261)
Crown Castle International Corp.	(40)	(5,214)
CyrusOne, Inc.	(72)	(4,156)
EastGroup Properties, Inc.	(45)	(5,219)
Equinix, Inc.	(9)	(4,539)
Equity LifeStyle Properties, Inc.	(35)	(4,247)
Equity Residential	(64)	(4,859)
Essex Property Trust, Inc.	(17)	(4,963)
Extra Space Storage, Inc.	(40)	(4,244)
Federal Realty Investment Trust	(33)	(4,249)
Public Storage	(18)	(4,287)
SBA Communications Corp.*	(20)	(4,497)

Investments	Number of Shares	Value
Sun Communities, Inc.	(34)	$(4,358)
Taubman Centers, Inc.	(79)	(3,226)
UDR, Inc.	(106)	(4,758)
		(76,178)
Food Products – (1.4)%
Hershey Co. (The)	(33)	(4,423)
Lancaster Colony Corp.	(33)	(4,904)
McCormick & Co., Inc. (Non-Voting)	(34)	(5,270)
		(14,597)
Gas Utilities – (1.0)%
New Jersey Resources Corp.	(105)	(5,226)
ONE Gas, Inc.	(55)	(4,966)
		(10,192)
Health Care Equipment & Supplies – (3.2)%
ABIOMED, Inc.*	(14)	(3,647)
Align Technology, Inc.*	(15)	(4,105)
DexCom, Inc.*	(35)	(5,244)
IDEXX Laboratories, Inc.*	(20)	(5,507)
Insulet Corp.*	(39)	(4,656)
Intuitive Surgical, Inc.*	(9)	(4,721)
Penumbra, Inc.*	(30)	(4,800)
		(32,680)
Health Care Providers & Services – (0.4)%
HealthEquity, Inc.*	(58)	(3,793)
Health Care Technology – (0.5)%
Veeva Systems, Inc., Class A*	(28)	(4,539)
Hotels, Restaurants & Leisure – (3.4)%
Chipotle Mexican Grill, Inc.*	(8)	(5,863)
Domino’s Pizza, Inc.	(17)	(4,731)
Dunkin’ Brands Group, Inc.	(58)	(4,620)
Hilton Worldwide Holdings, Inc.	(48)	(4,691)
McDonald’s Corp.	(27)	(5,607)
Planet Fitness, Inc., Class A*	(56)	(4,057)
Yum! Brands, Inc.	(42)	(4,648)
		(34,217)
Household Products – (1.3)%
Church & Dwight Co., Inc.	(58)	(4,237)
Clorox Co. (The)	(31)	(4,746)
Colgate-Palmolive Co.	(62)	(4,444)
		(13,427)
Independent Power and Renewable Electricity Producers – (0.5)%
NRG Energy, Inc.	(131)	(4,601)
Industrial Conglomerates – (0.4)%
Roper Technologies, Inc.	(12)	(4,395)
Insurance – (5.1)%
Aon plc	(24)	(4,632)
Arthur J Gallagher & Co.	(51)	(4,467)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Brown & Brown, Inc.	(136)	$(4,556)
Cincinnati Financial Corp.	(44)	(4,561)
Erie Indemnity Co., Class A	(20)	(5,086)
Markel Corp.*	(4)	(4,358)
Marsh & McLennan Cos., Inc.	(51)	(5,087)
Primerica, Inc.	(43)	(5,158)
Progressive Corp. (The)	(54)	(4,316)
RLI Corp.	(50)	(4,286)
WR Berkley Corp.	(69)	(4,549)
		(51,056)
Interactive Media & Services – (1.5)%
IAC/InterActiveCorp*	(22)	(4,786)
Snap, Inc., Class A*	(362)	(5,177)
Zillow Group, Inc., Class C*	(114)	(5,288)
		(15,251)
Internet & Direct Marketing Retail – (1.7)%
Amazon.com, Inc.*	(2)	(3,787)
Etsy, Inc.*	(66)	(4,051)
GrubHub, Inc.*	(65)	(5,069)
Wayfair, Inc., Class A*	(29)	(4,234)
		(17,141)
IT Services – (2.8)%
Gartner, Inc.*	(34)	(5,472)
Mastercard, Inc., Class A	(17)	(4,497)
Okta, Inc.*	(38)	(4,693)
Square, Inc., Class A*	(58)	(4,207)
Twilio, Inc., Class A*	(39)	(5,318)
VeriSign, Inc.*	(22)	(4,601)
		(28,788)
Leisure Products – (0.4)%
Mattel, Inc.*	(348)	(3,901)
Life Sciences Tools & Services – (0.5)%
Illumina, Inc.*	(14)	(5,154)
Machinery – (2.4)%
Donaldson Co., Inc.	(91)	(4,628)
Flowserve Corp.	(98)	(5,164)
Graco, Inc.	(91)	(4,566)
IDEX Corp.	(28)	(4,820)
Toro Co. (The)	(69)	(4,616)
		(23,794)
Media – (0.9)%
Cable One, Inc.	(4)	(4,684)
New York Times Co. (The), Class A	(143)	(4,665)
		(9,349)
Metals & Mining – (0.5)%
Royal Gold, Inc.	(54)	(5,535)
Multiline Retail – (0.4)%
Ollie’s Bargain Outlet Holdings, Inc.*	(43)	(3,746)

Investments	Number of Shares	Value
Multi-Utilities – (1.3)%
CMS Energy Corp.	(76)	$(4,401)
NiSource, Inc.	(155)	(4,464)
WEC Energy Group, Inc.	(53)	(4,419)
		(13,284)
Oil, Gas & Consumable Fuels – (2.1)%
Cheniere Energy, Inc.*	(81)	(5,545)
Hess Corp.	(89)	(5,658)
ONEOK, Inc.	(77)	(5,298)
Williams Cos., Inc. (The)	(178)	(4,991)
		(21,492)
Personal Products – (0.5)%
Estee Lauder Cos., Inc. (The), Class A	(27)	(4,944)
Professional Services – (1.9)%
CoStar Group, Inc.*	(8)	(4,433)
Insperity, Inc.	(37)	(4,519)
TransUnion	(78)	(5,734)
Verisk Analytics, Inc.	(31)	(4,540)
		(19,226)
Semiconductors & Semiconductor Equipment – (1.1)%
Advanced Micro Devices, Inc.*	(156)	(4,738)
Universal Display Corp.	(32)	(6,018)
		(10,756)
Software – (10.2)%
Adobe, Inc.*	(18)	(5,304)
Aspen Technology, Inc.*	(38)	(4,723)
Autodesk, Inc.*	(33)	(5,376)
Fair Isaac Corp.*	(15)	(4,710)
Guidewire Software, Inc.*	(43)	(4,359)
HubSpot, Inc.*	(28)	(4,775)
Intuit, Inc.	(19)	(4,965)
Manhattan Associates, Inc.*	(66)	(4,576)
New Relic, Inc.*	(44)	(3,806)
Nutanix, Inc., Class A*	(159)	(4,124)
Paycom Software, Inc.*	(20)	(4,534)
Pegasystems, Inc.	(59)	(4,201)
Proofpoint, Inc.*	(38)	(4,570)
PTC, Inc.*	(51)	(4,578)
RingCentral, Inc., Class A*	(36)	(4,137)
salesforce.com, Inc.*	(33)	(5,007)
ServiceNow, Inc.*	(16)	(4,393)
Splunk, Inc.*	(40)	(5,030)
Tableau Software, Inc., Class A*	(36)	(5,977)
VMware, Inc., Class A	(24)	(4,013)
Workday, Inc., Class A*	(24)	(4,934)
Zendesk, Inc.*	(60)	(5,342)
		(103,434)
Specialty Retail – (0.9)%
Five Below, Inc.*	(39)	(4,681)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Ulta Beauty, Inc.*	(13)	$(4,509)
		(9,190)
Textiles, Apparel & Luxury Goods – (2.0)%
Lululemon Athletica, Inc.*	(26)	(4,685)
NIKE, Inc., Class B	(62)	(5,205)
Under Armour, Inc., Class A*	(188)	(4,766)
VF Corp.	(63)	(5,503)
		(20,159)
Trading Companies & Distributors – (0.9)%
SiteOne Landscape Supply, Inc.*	(66)	(4,574)
Watsco, Inc.	(29)	(4,742)
		(9,316)
Water Utilities – (0.9)%
American Water Works Co., Inc.	(38)	(4,408)
Aqua America, Inc.	(109)	(4,509)
		(8,917)
Total Common Stocks (Proceeds $(769,620))		(945,132)
Total Short Positions (Proceeds $(769,620))		(945,132)

Investments	Value
Total Investments – 1.1% (Cost $215,540)	$11,062
Other Assets Less Liabilities – 98.9%	999,650
Net Assets – 100.0%	$1,010,712
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $483,169.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,688
Aggregate gross unrealized depreciation	(348,091)
Net unrealized depreciation	$(242,403)
Federal income tax cost of investments (including derivative contracts, if any)	$225,663

OTC Total return swap contracts outstanding as of June 30, 2019

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged	Net Amount(5)
113,210 USD	10/3/2019	Morgan Stanley	2.80%	Dow Jones U.S. Relative Value Total Return Index(6)	$3,191	$—	$3,191
(106,896) USD	10/3/2019	Morgan Stanley	(2.00)%	Dow Jones U.S. Short Relative Value Total Return Index(7)	(30,993)	—	(30,993)
					$(27,802)		$(27,802)
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. Relative Value Total Return Index (DJLSVT) is designed to measure the performance of 200 companies ranked as undervalued based on fundamentals. Value is calculated using a ranking process based on book value to price ratio, projected earnings per share to price ratio, and trailing 12-month operating cash flow to price ratio. Dividends are reinvested.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Value Fund
Schedule of Investments
June 30, 2019

(7)	The Dow Jones U.S. Short Relative Value Total Return Index (DJSSVT) is designed to measure the performance of 200 companies ranked as overvalued based on fundamentals. Value is calculated using a ranking process based on book value to price ratio, projected earnings per share to price ratio, and trailing 12-month operating cash flow to price ratio. Dividends are reinvested.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Long Positions – 94.0%
Common Stocks – 94.0%
Airlines – 0.5%
Spirit Airlines, Inc.*	174	$8,305
Auto Components – 0.6%
Dana, Inc.(a)	552	11,008
Banks – 6.8%
Associated Banc-Corp.(a)	366	7,737
Bank of Hawaii Corp.(a)	106	8,788
Bank OZK	278	8,365
BankUnited, Inc.(a)	248	8,368
Cathay General Bancorp(a)	240	8,618
FNB Corp.(a)	728	8,569
Fulton Financial Corp.(a)	496	8,120
Glacier Bancorp, Inc.(a)	196	7,948
Hancock Whitney Corp.(a)	196	7,852
Home BancShares, Inc.(a)	440	8,474
Investors Bancorp, Inc.(a)	772	8,608
UMB Financial Corp.	118	7,767
Umpqua Holdings Corp.	468	7,764
United Bankshares, Inc.	238	8,827
Valley National Bancorp	796	8,581
		124,386
Biotechnology – 1.8%
Agios Pharmaceuticals, Inc.*(a)	174	8,679
Ligand Pharmaceuticals, Inc.*(a)	68	7,762
Ultragenyx Pharmaceutical, Inc.*	132	8,382
United Therapeutics Corp.*	96	7,494
		32,317
Building Products – 1.0%
Armstrong World Industries, Inc.(a)	90	8,748
Trex Co., Inc.*	134	9,608
		18,356
Capital Markets – 2.9%
Evercore, Inc., Class A(a)	104	9,211
Federated Investors, Inc., Class B(a)	286	9,295
Interactive Brokers Group, Inc., Class A(a)	148	8,022
Janus Henderson Group plc(a)	368	7,875
Legg Mason, Inc.(a)	224	8,575
Stifel Financial Corp.	156	9,213
		52,191
Chemicals – 3.5%
Element Solutions, Inc.*(a)	846	8,747
NewMarket Corp.	20	8,019
PolyOne Corp.	318	9,982
Scotts Miracle-Gro Co. (The)	90	8,865
Sensient Technologies Corp.	118	8,671

Investments	Number of Shares	Value
Valvoline, Inc.	458	$8,945
Westlake Chemical Corp.	140	9,724
		62,953
Commercial Services & Supplies – 2.9%
Brink’s Co. (The)(a)	108	8,768
Clean Harbors, Inc.*(a)	130	9,243
Healthcare Services Group, Inc.(a)	256	7,762
MSA Safety, Inc.	78	8,220
Stericycle, Inc.*	192	9,168
Tetra Tech, Inc.	120	9,426
		52,587
Communications Equipment – 1.0%
CommScope Holding Co., Inc.*(a)	496	7,802
Lumentum Holdings, Inc.*(a)	198	10,575
		18,377
Construction & Engineering – 1.0%
MasTec, Inc.*	186	9,585
Valmont Industries, Inc.	66	8,369
		17,954
Consumer Finance – 1.4%
FirstCash, Inc.(a)	86	8,602
Green Dot Corp., Class A*(a)	172	8,411
Navient Corp.	616	8,408
		25,421
Containers & Packaging – 0.5%
Owens-Illinois, Inc.	502	8,670
Diversified Consumer Services – 0.9%
frontdoor, Inc.*(a)	200	8,710
Graham Holdings Co., Class B(a)	12	8,280
		16,990
Electric Utilities – 1.4%
ALLETE, Inc.(a)	98	8,155
PNM Resources, Inc.	172	8,756
Portland General Electric Co.	152	8,234
		25,145
Electrical Equipment – 1.6%
EnerSys(a)	144	9,864
Generac Holdings, Inc.*(a)	152	10,551
Regal Beloit Corp.	106	8,661
		29,076
Electronic Equipment, Instruments & Components – 3.0%
Belden, Inc.(a)	156	9,293
Coherent, Inc.*(a)	72	9,819
Dolby Laboratories, Inc., Class A(a)	128	8,269
Jabil, Inc.(a)	298	9,417
SYNNEX Corp.	86	8,462
Tech Data Corp.*	84	8,786
		54,046

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Energy Equipment & Services – 1.9%
Apergy Corp.*(a)	258	$8,653
Core Laboratories NV(a)	168	8,783
Patterson-UTI Energy, Inc.	756	8,702
Transocean Ltd.*	1,298	8,320
		34,458
Entertainment – 0.4%
Cinemark Holdings, Inc.(a)	222	8,014
Equity Real Estate Investment Trusts (REITs) – 7.9%
Brandywine Realty Trust(a)	540	7,733
Columbia Property Trust, Inc.(a)	372	7,715
CoreCivic, Inc.	374	7,764
Corporate Office Properties Trust	288	7,595
GEO Group, Inc. (The)(a)	370	7,774
National Health Investors, Inc.	102	7,959
Outfront Media, Inc.	324	8,356
Paramount Group, Inc.	602	8,434
Physicians Realty Trust(a)	436	7,604
Piedmont Office Realty Trust, Inc., Class A	394	7,853
Retail Properties of America, Inc., Class A	682	8,020
RLJ Lodging Trust	466	8,267
Spirit Realty Capital, Inc.	188	8,020
Sunstone Hotel Investors, Inc.	600	8,226
Taubman Centers, Inc.	182	7,431
Uniti Group, Inc.	890	8,455
Urban Edge Properties	464	8,041
Weingarten Realty Investors	310	8,500
		143,747
Food & Staples Retailing – 1.4%
Casey’s General Stores, Inc.(a)	64	9,983
Performance Food Group Co.*	222	8,887
Sprouts Farmers Market, Inc.*	372	7,027
		25,897
Food Products – 1.8%
Darling Ingredients, Inc.*(a)	396	7,877
Flowers Foods, Inc.(a)	360	8,377
Lancaster Colony Corp.(a)	54	8,024
TreeHouse Foods, Inc.*	142	7,682
		31,960
Gas Utilities – 1.8%
New Jersey Resources Corp.	178	8,859
ONE Gas, Inc.	92	8,308
Southwest Gas Holdings, Inc.	94	8,424
Spire, Inc.	96	8,056
		33,647
Health Care Equipment & Supplies – 3.9%
Avanos Medical, Inc.*(a)	214	9,333
Globus Medical, Inc., Class A*(a)	204	8,629

Investments	Number of Shares	Value
Haemonetics Corp.*(a)	82	$9,868
ICU Medical, Inc.*(a)	36	9,069
Integra LifeSciences Holdings Corp.*(a)	158	8,824
LivaNova plc*(a)	112	8,059
NuVasive, Inc.*	144	8,430
Penumbra, Inc.*	56	8,960
		71,172
Health Care Providers & Services – 2.3%
Acadia Healthcare Co., Inc.*(a)	248	8,668
Chemed Corp.(a)	24	8,660
Covetrus, Inc.*(a)	322	7,876
HealthEquity, Inc.*(a)	122	7,979
MEDNAX, Inc.*(a)	328	8,275
		41,458
Health Care Technology – 0.9%
Medidata Solutions, Inc.*	88	7,965
Teladoc Health, Inc.*	136	9,032
		16,997
Hotels, Restaurants & Leisure – 4.8%
Choice Hotels International, Inc.(a)	98	8,527
Churchill Downs, Inc.(a)	82	9,436
Cracker Barrel Old Country Store, Inc.(a)	48	8,195
Extended Stay America, Inc.	472	7,972
Hyatt Hotels Corp., Class A(a)	120	9,136
Jack in the Box, Inc.(a)	102	8,302
Marriott Vacations Worldwide Corp.	88	8,483
Texas Roadhouse, Inc.	158	8,480
Wendy’s Co. (The)	476	9,320
Wyndham Destinations, Inc.	208	9,131
		86,982
Household Durables – 0.9%
Helen of Troy Ltd.*(a)	60	7,835
Tempur Sealy International, Inc.*	126	9,245
		17,080
Household Products – 0.4%
Energizer Holdings, Inc.(a)	192	7,419
Insurance – 1.3%
CNO Financial Group, Inc.(a)	502	8,373
ProAssurance Corp.	212	7,655
RLI Corp.	94	8,057
		24,085
Interactive Media & Services – 0.5%
Yelp, Inc.*	260	8,887
IT Services – 2.9%
CoreLogic, Inc.*(a)	212	8,868
KBR, Inc.(a)	362	9,028
LiveRamp Holdings, Inc.*	160	7,757
MAXIMUS, Inc.	122	8,850
Perspecta, Inc.	372	8,709

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Science Applications International Corp.	104	$9,002
		52,214
Life Sciences Tools & Services – 1.0%
Bio-Rad Laboratories, Inc., Class A*(a)	30	9,378
Bruker Corp.(a)	190	9,490
		18,868
Machinery – 2.5%
Barnes Group, Inc.(a)	156	8,789
Colfax Corp.*(a)	348	9,755
Kennametal, Inc.(a)	262	9,691
Timken Co. (The)	182	9,344
Trinity Industries, Inc.	416	8,632
		46,211
Media – 2.7%
AMC Networks, Inc., Class A*(a)	152	8,282
John Wiley & Sons, Inc., Class A(a)	192	8,805
Liberty Latin America Ltd., Class C*(a)	452	7,770
New York Times Co. (The), Class A	258	8,416
Sinclair Broadcast Group, Inc., Class A	150	8,045
TEGNA, Inc.	528	7,999
		49,317
Metals & Mining – 0.5%
Allegheny Technologies, Inc.*(a)	376	9,475
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
Chimera Investment Corp.(a)	450	8,491
MFA Financial, Inc.	1,120	8,042
Two Harbors Investment Corp.	656	8,312
		24,845
Multi-Utilities – 0.9%
Black Hills Corp.(a)	106	8,286
NorthWestern Corp.	114	8,225
		16,511
Oil, Gas & Consumable Fuels – 2.5%
Chesapeake Energy Corp.*(a)	4,142	8,077
Continental Resources, Inc.*(a)	230	9,681
PBF Energy, Inc., Class A	310	9,703
PDC Energy, Inc.*	254	9,159
Whiting Petroleum Corp.*	438	8,182
		44,802
Paper & Forest Products – 0.9%
Domtar Corp.	184	8,193
Louisiana-Pacific Corp.(a)	336	8,810
		17,003
Personal Products – 0.9%
Coty, Inc., Class A(a)	652	8,737
Nu Skin Enterprises, Inc., Class A	174	8,581
		17,318

Investments	Number of Shares	Value
Pharmaceuticals – 0.4%
Horizon Therapeutics plc*(a)	338	$8,132
Professional Services – 1.0%
ASGN, Inc.*(a)	158	9,575
FTI Consulting, Inc.*(a)	96	8,048
		17,623
Road & Rail – 1.0%
Knight-Swift Transportation Holdings, Inc.(a)	290	9,524
Ryder System, Inc.	158	9,211
		18,735
Semiconductors & Semiconductor Equipment – 2.0%
Cirrus Logic, Inc.*(a)	230	10,051
First Solar, Inc.*(a)	140	9,195
MKS Instruments, Inc.	112	8,724
Silicon Laboratories, Inc.*	86	8,892
		36,862
Software – 4.4%
2U, Inc.*	212	7,980
ACI Worldwide, Inc.*(a)	266	9,134
Blackbaud, Inc.(a)	110	9,185
FireEye, Inc.*(a)	510	7,553
j2 Global, Inc.(a)	96	8,533
LogMeIn, Inc.(a)	106	7,810
Manhattan Associates, Inc.*(a)	124	8,597
New Relic, Inc.*	80	6,921
Nutanix, Inc., Class A*	298	7,730
Verint Systems, Inc.*	142	7,637
		81,080
Specialty Retail – 2.3%
Aaron’s, Inc.(a)	156	9,580
American Eagle Outfitters, Inc.(a)	420	7,098
AutoNation, Inc.*(a)	204	8,556
Murphy USA, Inc.*	108	9,075
Urban Outfitters, Inc.*	360	8,190
		42,499
Technology Hardware, Storage & Peripherals – 0.9%
NCR Corp.*	264	8,210
Pure Storage, Inc., Class A*	506	7,727
		15,937
Textiles, Apparel & Luxury Goods – 2.0%
Carter’s, Inc.(a)	88	8,583
Deckers Outdoor Corp.*(a)	58	10,206
Skechers U.S.A., Inc., Class A*	288	9,069
Wolverine World Wide, Inc.	288	7,932
		35,790
Trading Companies & Distributors – 1.9%
Air Lease Corp.(a)	210	8,681
MSC Industrial Direct Co., Inc., Class A	114	8,466

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Univar, Inc.*	398	$8,772
WESCO International, Inc.*	158	8,003
		33,922
Transportation Infrastructure – 0.4%
Macquarie Infrastructure Corp.	190	7,703
Wireless Telecommunication Services – 0.5%
Telephone & Data Systems, Inc.	278	8,451
Total Common Stocks (Cost $1,667,527)		1,712,883
Total Long Positions (Cost $1,667,527)		1,712,883
Short Positions – (92.8)%
Common Stocks – (92.8)%
Aerospace & Defense – (2.7)%
Boeing Co. (The)	(20)	(7,280)
General Dynamics Corp.	(50)	(9,091)
Lockheed Martin Corp.	(24)	(8,725)
Northrop Grumman Corp.	(26)	(8,401)
Raytheon Co.	(46)	(7,999)
United Technologies Corp.	(62)	(8,072)
		(49,568)
Air Freight & Logistics – (0.9)%
FedEx Corp.	(46)	(7,553)
United Parcel Service, Inc., Class B	(78)	(8,055)
		(15,608)
Airlines – (0.9)%
Delta Air Lines, Inc.	(152)	(8,626)
Southwest Airlines Co.	(164)	(8,328)
		(16,954)
Automobiles – (1.4)%
Ford Motor Co.	(832)	(8,511)
General Motors Co.	(214)	(8,246)
Tesla, Inc.*	(42)	(9,385)
		(26,142)
Banks – (3.3)%
Bank of America Corp.	(306)	(8,874)
BB&T Corp.	(176)	(8,647)
Citigroup, Inc.	(134)	(9,384)
JPMorgan Chase & Co.	(76)	(8,496)
PNC Financial Services Group, Inc. (The)	(60)	(8,237)
US Bancorp	(162)	(8,489)
Wells Fargo & Co.	(166)	(7,855)
		(59,982)
Beverages – (0.9)%
Coca-Cola Co. (The)	(170)	(8,656)
PepsiCo, Inc.	(62)	(8,130)
		(16,786)

Investments	Number of Shares	Value
Biotechnology – (1.8)%
AbbVie, Inc.	(106)	$(7,708)
Amgen, Inc.	(48)	(8,846)
Biogen, Inc.*	(36)	(8,419)
Gilead Sciences, Inc.	(118)	(7,972)
		(32,945)
Building Products – (0.5)%
Johnson Controls International plc	(204)	(8,427)
Capital Markets – (4.6)%
Bank of New York Mellon Corp. (The)	(168)	(7,417)
BlackRock, Inc.	(20)	(9,386)
Charles Schwab Corp. (The)	(190)	(7,636)
CME Group, Inc.	(44)	(8,541)
Goldman Sachs Group, Inc. (The)	(40)	(8,184)
Intercontinental Exchange, Inc.	(104)	(8,938)
Moody’s Corp.	(42)	(8,203)
Morgan Stanley	(202)	(8,850)
S&P Global, Inc.	(36)	(8,200)
State Street Corp.	(142)	(7,960)
		(83,315)
Chemicals – (3.9)%
Air Products & Chemicals, Inc.	(38)	(8,602)
Corteva, Inc.*	(86)	(2,543)
Dow, Inc.	(166)	(8,186)
DuPont de Nemours, Inc.	(86)	(6,456)
Ecolab, Inc.	(42)	(8,293)
Linde plc	(48)	(9,638)
LyondellBasell Industries NV, Class A	(106)	(9,130)
PPG Industries, Inc.	(78)	(9,103)
Sherwin-Williams Co. (The)	(18)	(8,249)
		(70,200)
Commercial Services & Supplies – (0.5)%
Waste Management, Inc.	(72)	(8,307)
Communications Equipment – (0.5)%
Cisco Systems, Inc.	(164)	(8,976)
Consumer Finance – (0.9)%
American Express Co.	(68)	(8,394)
Capital One Financial Corp.	(90)	(8,166)
		(16,560)
Containers & Packaging – (0.4)%
International Paper Co.	(184)	(7,971)
Diversified Financial Services – (0.4)%
Berkshire Hathaway, Inc., Class B*	(38)	(8,100)
Diversified Telecommunication Services – (0.5)%
AT&T, Inc.	(274)	(9,182)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Electric Utilities – (2.2)%
American Electric Power Co., Inc.	(92)	$(8,097)
Duke Energy Corp.	(96)	(8,471)
Exelon Corp.	(164)	(7,862)
NextEra Energy, Inc.	(40)	(8,194)
Southern Co. (The)	(148)	(8,182)
		(40,806)
Electrical Equipment – (1.0)%
Eaton Corp. plc	(114)	(9,494)
Emerson Electric Co.	(118)	(7,873)
		(17,367)
Electronic Equipment, Instruments & Components – (1.5)%
Amphenol Corp., Class A	(98)	(9,402)
Corning, Inc.	(266)	(8,839)
TE Connectivity Ltd.	(94)	(9,004)
		(27,245)
Energy Equipment & Services – (0.5)%
Schlumberger Ltd.	(228)	(9,061)
Entertainment – (1.9)%
Activision Blizzard, Inc.	(180)	(8,496)
Electronic Arts, Inc.*	(88)	(8,911)
Netflix, Inc.*	(24)	(8,816)
Walt Disney Co. (The)	(60)	(8,378)
		(34,601)
Equity Real Estate Investment Trusts (REITs) – (7.5)%
American Tower Corp.	(38)	(7,769)
AvalonBay Communities, Inc.	(38)	(7,721)
Boston Properties, Inc.	(64)	(8,256)
Crown Castle International Corp.	(60)	(7,821)
Digital Realty Trust, Inc.	(66)	(7,774)
Equinix, Inc.	(16)	(8,069)
Equity Residential	(102)	(7,744)
Essex Property Trust, Inc.	(26)	(7,590)
HCP, Inc.	(248)	(7,931)
Prologis, Inc.	(106)	(8,490)
Public Storage	(34)	(8,098)
Realty Income Corp.	(112)	(7,725)
SBA Communications Corp.*	(36)	(8,094)
Simon Property Group, Inc.	(46)	(7,349)
Ventas, Inc.	(134)	(9,159)
Welltower, Inc.	(96)	(7,827)
Weyerhaeuser Co.	(322)	(8,481)
		(135,898)
Food & Staples Retailing – (1.4)%
Costco Wholesale Corp.	(32)	(8,457)
Walgreens Boots Alliance, Inc.	(160)	(8,747)
Walmart, Inc.	(78)	(8,618)
		(25,822)

Investments	Number of Shares	Value
Food Products – (0.5)%
Mondelez International, Inc., Class A	(154)	$(8,301)
Health Care Equipment & Supplies – (3.5)%
Abbott Laboratories	(104)	(8,746)
Becton Dickinson and Co.	(34)	(8,568)
Boston Scientific Corp.*	(210)	(9,026)
Danaher Corp.	(66)	(9,433)
Intuitive Surgical, Inc.*	(16)	(8,393)
Medtronic plc	(92)	(8,960)
Stryker Corp.	(48)	(9,868)
		(62,994)
Health Care Providers & Services – (1.8)%
Anthem, Inc.	(30)	(8,466)
Cigna Corp.	(54)	(8,508)
CVS Health Corp.	(146)	(7,956)
UnitedHealth Group, Inc.	(34)	(8,296)
		(33,226)
Hotels, Restaurants & Leisure – (3.2)%
Carnival Corp.	(156)	(7,262)
Hilton Worldwide Holdings, Inc.	(88)	(8,601)
Las Vegas Sands Corp.	(136)	(8,036)
Marriott International, Inc., Class A	(64)	(8,979)
McDonald’s Corp.	(40)	(8,307)
Starbucks Corp.	(104)	(8,718)
Yum! Brands, Inc.	(78)	(8,632)
		(58,535)
Household Products – (0.9)%
Colgate-Palmolive Co.	(114)	(8,170)
Procter & Gamble Co. (The)	(76)	(8,334)
		(16,504)
Industrial Conglomerates – (1.8)%
3M Co.	(50)	(8,667)
General Electric Co.	(814)	(8,548)
Honeywell International, Inc.	(48)	(8,380)
Roper Technologies, Inc.	(22)	(8,058)
		(33,653)
Insurance – (4.6)%
Aflac, Inc.	(154)	(8,441)
Allstate Corp. (The)	(82)	(8,339)
American International Group, Inc.	(154)	(8,205)
Aon plc	(44)	(8,491)
Chubb Ltd.	(54)	(7,954)
Marsh & McLennan Cos., Inc.	(82)	(8,179)
MetLife, Inc.	(188)	(9,338)
Progressive Corp. (The)	(100)	(7,993)
Prudential Financial, Inc.	(84)	(8,484)
Travelers Cos., Inc. (The)	(54)	(8,074)
		(83,498)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Interactive Media & Services – (0.9)%
Alphabet, Inc., Class C*	(8)	$(8,647)
Facebook, Inc., Class A*	(44)	(8,492)
		(17,139)
Internet & Direct Marketing Retail – (1.3)%
Amazon.com, Inc.*	(4)	(7,574)
Booking Holdings, Inc.*	(4)	(7,499)
eBay, Inc.	(226)	(8,927)
		(24,000)
IT Services – (4.1)%
Accenture plc, Class A	(44)	(8,130)
Automatic Data Processing, Inc.	(50)	(8,267)
Cognizant Technology Solutions Corp., Class A	(118)	(7,480)
Fidelity National Information Services, Inc.	(66)	(8,097)
Fiserv, Inc.*	(92)	(8,387)
International Business Machines Corp.	(68)	(9,377)
Mastercard, Inc., Class A	(32)	(8,465)
PayPal Holdings, Inc.*	(72)	(8,241)
Visa, Inc., Class A	(48)	(8,330)
		(74,774)
Life Sciences Tools & Services – (0.5)%
Thermo Fisher Scientific, Inc.	(30)	(8,810)
Machinery – (3.5)%
Caterpillar, Inc.	(66)	(8,995)
Cummins, Inc.	(56)	(9,595)
Deere & Co.	(52)	(8,617)
Illinois Tool Works, Inc.	(60)	(9,049)
Ingersoll-Rand plc	(66)	(8,360)
PACCAR, Inc.	(132)	(9,459)
Parker-Hannifin Corp.	(52)	(8,841)
		(62,916)
Media – (0.9)%
Charter Communications, Inc., Class A*	(20)	(7,903)
Comcast Corp., Class A	(192)	(8,118)
		(16,021)
Metals & Mining – (1.0)%
Newmont Goldcorp Corp.	(248)	(9,541)
Nucor Corp.	(164)	(9,036)
		(18,577)
Multiline Retail – (1.4)%
Dollar General Corp.	(62)	(8,380)
Dollar Tree, Inc.*	(78)	(8,376)
Target Corp.	(98)	(8,488)
		(25,244)
Multi-Utilities – (1.8)%
Consolidated Edison, Inc.	(92)	(8,067)
Dominion Energy, Inc.	(114)	(8,814)
Public Service Enterprise Group, Inc.	(134)	(7,882)

Investments	Number of Shares	Value
Sempra Energy	(60)	$(8,246)
		(33,009)
Oil, Gas & Consumable Fuels – (3.7)%
Chevron Corp.	(68)	(8,462)
ConocoPhillips	(132)	(8,052)
EOG Resources, Inc.	(90)	(8,385)
Exxon Mobil Corp.	(110)	(8,429)
Kinder Morgan, Inc.	(394)	(8,227)
Marathon Petroleum Corp.	(172)	(9,611)
Occidental Petroleum Corp.	(158)	(7,944)
Phillips 66	(92)	(8,606)
		(67,716)
Pharmaceuticals – (2.8)%
Allergan plc	(62)	(10,380)
Bristol-Myers Squibb Co.	(174)	(7,891)
Eli Lilly & Co.	(72)	(7,977)
Johnson & Johnson	(58)	(8,078)
Merck & Co., Inc.	(108)	(9,056)
Pfizer, Inc.	(184)	(7,971)
		(51,353)
Real Estate Management & Development – (0.5)%
CBRE Group, Inc., Class A*	(170)	(8,721)
Road & Rail – (1.3)%
CSX Corp.	(106)	(8,201)
Norfolk Southern Corp.	(40)	(7,973)
Union Pacific Corp.	(50)	(8,456)
		(24,630)
Semiconductors & Semiconductor Equipment – (3.8)%
Analog Devices, Inc.	(80)	(9,030)
Applied Materials, Inc.	(202)	(9,072)
Broadcom, Inc.	(30)	(8,636)
Intel Corp.	(160)	(7,659)
Micron Technology, Inc.*	(224)	(8,644)
NVIDIA Corp.	(52)	(8,540)
QUALCOMM, Inc.	(118)	(8,976)
Texas Instruments, Inc.	(78)	(8,951)
		(69,508)
Software – (3.3)%
Adobe, Inc.*	(32)	(9,429)
Autodesk, Inc.*	(48)	(7,819)
Intuit, Inc.	(34)	(8,885)
Microsoft Corp.	(64)	(8,574)
Oracle Corp.	(162)	(9,229)
salesforce.com, Inc.*	(52)	(7,890)
ServiceNow, Inc.*	(30)	(8,237)
		(60,063)
Specialty Retail – (2.8)%
AutoZone, Inc.*	(8)	(8,796)
Home Depot, Inc. (The)	(42)	(8,735)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Lowe’s Cos., Inc.	(82)	$(8,274)
O’Reilly Automotive, Inc.*	(24)	(8,864)
Ross Stores, Inc.	(84)	(8,326)
TJX Cos., Inc. (The)	(164)	(8,672)
		(51,667)
Technology Hardware, Storage & Peripherals – (1.0)%
Apple, Inc.	(48)	(9,500)
HP, Inc.	(422)	(8,773)
		(18,273)
Textiles, Apparel & Luxury Goods – (0.9)%
NIKE, Inc., Class B	(98)	(8,227)
VF Corp.	(96)	(8,386)
		(16,613)
Tobacco – (0.9)%
Altria Group, Inc.	(160)	(7,576)
Philip Morris International, Inc.	(106)	(8,324)
		(15,900)
Total Common Stocks (Proceeds $(1,400,178))		(1,691,468)
Total Short Positions (Proceeds $(1,400,178))		(1,691,468)

Investments	Value
Total Investments – 1.2% (Cost $267,349)	$21,415
Other Assets Less Liabilities – 98.8%	1,800,539
Net Assets – 100.0%	$1,821,954
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $876,980.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,321
Aggregate gross unrealized depreciation	(623,444)
Net unrealized depreciation	$(402,123)
Federal income tax cost of investments (including derivative contracts, if any)	$392,196

OTC Total return swap contracts outstanding as of June 30, 2019

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged		Net Amount(5)
217,783 USD	10/3/2019	Morgan Stanley	2.70%	Dow Jones U.S. Thematic Long Size Total Return Index(6)	$10,386	$—		$10,386
(220,814) USD	10/3/2019	Morgan Stanley	(2.00)%	Dow Jones U.S. Thematic Short Size Total Return Index(7)	(41,728)	10,000	(8)	(31,728)
					$(31,342)			$(21,342)
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. Thematic Long Size Total Return Index (DJTLSST) is designed to measure the performance of 200 companies ranked as the smallest in size. Size is determined by float-adjusted market capitalization at each rebalance. Dividends are reinvested.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Size Fund
Schedule of Investments
June 30, 2019

(7)	The Dow Jones U.S. Thematic Short Size Total Return Index (DJTSSST) is designed to measure the performance of 200 companies ranked as the largest in size. Size is determined by float-adjusted market capitalization at each rebalance. Dividends are reinvested.
(8)	Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. Generally Accepted Accounting Principles (“GAAP”), the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations
USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Long Positions – 97.1%
Common Stocks – 97.1%
Aerospace & Defense – 2.4%
Axon Enterprise, Inc.*(a)	4,500	$288,945
Harris Corp.	1,620	306,390
Lockheed Martin Corp.	900	327,186
Northrop Grumman Corp.	960	310,186
United Technologies Corp.	2,400	312,480
		1,545,187
Air Freight & Logistics – 0.5%
CH Robinson Worldwide, Inc.(a)	3,780	318,843
Auto Components – 0.5%
Autoliv, Inc.(a)	4,920	346,909
Automobiles – 0.5%
Tesla, Inc.*	1,620	362,005
Banks – 0.5%
Bank of Hawaii Corp.(a)	3,960	328,324
Beverages – 0.5%
Coca-Cola Co. (The)	6,120	311,631
Biotechnology – 0.4%
United Therapeutics Corp.*	3,600	281,016
Building Products – 1.6%
Allegion plc(a)	3,120	344,916
Lennox International, Inc.	1,140	313,500
Owens Corning	6,240	363,168
		1,021,584
Capital Markets – 1.9%
Cboe Global Markets, Inc.(a)	2,760	286,019
CME Group, Inc.(a)	1,560	302,812
Federated Investors, Inc., Class B(a)	9,840	319,800
MarketAxess Holdings, Inc.	1,020	327,848
		1,236,479
Chemicals – 3.6%
Axalta Coating Systems Ltd.*(a)	12,780	380,461
International Flavors & Fragrances, Inc.	2,220	322,100
Linde plc	1,680	337,344
NewMarket Corp.	780	312,733
RPM International, Inc.	5,640	344,660
Valvoline, Inc.	17,160	335,135
WR Grace & Co.	4,260	324,228
		2,356,661
Commercial Services & Supplies – 2.1%
Copart, Inc.*(a)	4,200	313,908
KAR Auction Services, Inc.	5,340	133,500
MSA Safety, Inc.	3,060	322,494
Republic Services, Inc.	3,600	311,904

Investments	Number of Shares	Value
Waste Management, Inc.	2,760	$318,421
		1,400,227
Communications Equipment – 1.5%
F5 Networks, Inc.*(a)	2,280	332,036
Juniper Networks, Inc.	12,240	325,951
Motorola Solutions, Inc.	1,980	330,126
		988,113
Containers & Packaging – 1.0%
Berry Global Group, Inc.*(a)	6,420	337,628
Sonoco Products Co.	4,860	317,552
		655,180
Distributors – 0.3%
IAA, Inc.*	5,340	207,085
Diversified Consumer Services – 1.0%
Graham Holdings Co., Class B	420	289,813
H&R Block, Inc.	11,460	335,778
		625,591
Diversified Telecommunication Services – 0.5%
Verizon Communications, Inc.	5,520	315,358
Electric Utilities – 2.4%
Avangrid, Inc.(a)	6,000	303,000
Duke Energy Corp.(a)	3,540	312,370
Evergy, Inc.(a)	5,160	310,374
Hawaiian Electric Industries, Inc.	7,320	318,786
Pinnacle West Capital Corp.	3,240	304,851
		1,549,381
Electronic Equipment, Instruments & Components – 2.1%
Dolby Laboratories, Inc., Class A(a)	4,860	313,956
FLIR Systems, Inc.(a)	6,240	337,584
Jabil, Inc.	12,300	388,680
National Instruments Corp.	7,800	327,522
		1,367,742
Energy Equipment & Services – 0.5%
Baker Hughes a GE Co.(a)	14,160	348,761
Entertainment – 2.8%
Activision Blizzard, Inc.(a)	6,900	325,680
Cinemark Holdings, Inc.(a)	7,920	285,912
Electronic Arts, Inc.*(a)	3,240	328,082
Madison Square Garden Co. (The), Class A*	1,020	285,539
Take-Two Interactive Software, Inc.*	2,760	313,343
Walt Disney Co. (The)(a)	2,280	318,379
		1,856,935
Equity Real Estate Investment Trusts (REITs) – 8.2%
CubeSmart(a)	8,940	298,954
Equity Commonwealth(a)	9,240	300,485
Equity LifeStyle Properties, Inc.(a)	2,460	298,496
Extra Space Storage, Inc.(a)	2,820	299,202

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
HCP, Inc.	9,480	$303,170
Healthcare Realty Trust, Inc.	9,360	293,155
Healthcare Trust of America, Inc., Class A	10,440	286,369
Life Storage, Inc.	3,120	296,650
National Health Investors, Inc.	3,840	299,635
National Retail Properties, Inc.	5,640	298,977
Omega Healthcare Investors, Inc.	8,460	310,905
Public Storage	1,260	300,094
Realty Income Corp.	4,260	293,812
STORE Capital Corp.	8,760	290,744
Sun Communities, Inc.	2,400	307,656
Ventas, Inc.	4,620	315,777
Welltower, Inc.	3,660	298,400
WP Carey, Inc.	3,600	292,248
		5,384,729
Food & Staples Retailing – 0.4%
Sprouts Farmers Market, Inc.*	15,120	285,617
Food Products – 3.4%
Bunge Ltd.(a)	5,760	320,890
Campbell Soup Co.(a)	8,340	334,184
Flowers Foods, Inc.	13,560	315,541
Hershey Co. (The)	2,280	305,588
Hormel Foods Corp.	7,680	311,347
Lamb Weston Holdings, Inc.	5,040	319,335
Lancaster Colony Corp.	2,100	312,060
		2,218,945
Gas Utilities – 0.5%
Southwest Gas Holdings, Inc.	3,540	317,255
Health Care Equipment & Supplies – 4.6%
Baxter International, Inc.(a)	4,080	334,152
Cantel Medical Corp.(a)	4,380	353,203
DENTSPLY SIRONA, Inc.	5,580	325,649
Globus Medical, Inc., Class A*	7,620	322,326
ICU Medical, Inc.*	1,440	362,751
Integra LifeSciences Holdings Corp.*	6,480	361,908
Medtronic plc	3,240	315,544
NuVasive, Inc.*	5,160	302,066
ResMed, Inc.	2,640	322,159
		2,999,758
Health Care Providers & Services – 2.4%
Anthem, Inc.(a)	1,080	304,787
Chemed Corp.(a)	900	324,756
Henry Schein, Inc.*	4,680	327,132
MEDNAX, Inc.*	12,300	310,329
Quest Diagnostics, Inc.(a)	3,120	317,647
		1,584,651
Hotels, Restaurants & Leisure – 3.4%
Cracker Barrel Old Country Store, Inc.(a)	1,920	327,802
Darden Restaurants, Inc.(a)	2,580	314,063
Dunkin’ Brands Group, Inc.(a)	4,080	325,013

Investments	Number of Shares	Value
McDonald’s Corp.	1,500	$311,490
Texas Roadhouse, Inc.	5,880	315,580
Wendy’s Co. (The)	16,380	320,720
Yum! Brands, Inc.	2,940	325,370
		2,240,038
Household Durables – 2.5%
DR Horton, Inc.(a)	7,080	305,360
Lennar Corp., Class A	6,120	296,575
NVR, Inc.*	120	404,430
PulteGroup, Inc.	9,780	309,244
Toll Brothers, Inc.	8,700	318,594
		1,634,203
Industrial Conglomerates – 2.0%
Carlisle Cos., Inc.(a)	2,280	320,135
General Electric Co.	32,160	337,680
Honeywell International, Inc.	1,860	324,737
Roper Technologies, Inc.	900	329,634
		1,312,186
Insurance – 8.7%
Arch Capital Group Ltd.*(a)	8,760	324,821
Arthur J Gallagher & Co.(a)	3,600	315,324
Assured Guaranty Ltd.(a)	7,380	310,551
Axis Capital Holdings Ltd.(a)	5,100	304,215
Brown & Brown, Inc.(a)	9,540	319,590
Chubb Ltd.(a)	2,040	300,472
Erie Indemnity Co., Class A(a)	1,440	366,163
Everest Re Group Ltd.	1,200	296,616
Fidelity National Financial, Inc.	7,860	316,758
First American Financial Corp.(a)	5,880	315,756
Hanover Insurance Group, Inc. (The)	2,460	315,618
Hartford Financial Services Group, Inc. (The)	5,760	320,947
Marsh & McLennan Cos., Inc.	3,180	317,205
Old Republic International Corp.	13,740	307,501
RenaissanceRe Holdings Ltd.	1,740	309,737
RLI Corp.	3,540	303,413
White Mountains Insurance Group Ltd.	300	306,438
WR Berkley Corp.	4,860	320,420
		5,671,545
IT Services – 4.8%
Amdocs Ltd.(a)	5,100	316,659
Black Knight, Inc.*(a)	5,340	321,201
Booz Allen Hamilton Holding Corp.(a)	4,740	313,835
CACI International, Inc., Class A*(a)	1,500	306,885
Euronet Worldwide, Inc.*(a)	1,920	323,021
Fidelity National Information Services, Inc.(a)	2,520	309,154
Fiserv, Inc.*(a)	3,480	317,237
Jack Henry & Associates, Inc.	2,280	305,337
MAXIMUS, Inc.	4,260	309,020

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Western Union Co. (The)	15,540	$309,091
		3,131,440
Life Sciences Tools & Services – 1.0%
Bio-Techne Corp.	1,500	312,735
Waters Corp.*	1,500	322,860
		635,595
Machinery – 1.0%
Graco, Inc.	6,360	319,145
Ingersoll-Rand plc	2,520	319,208
		638,353
Media – 0.5%
Omnicom Group, Inc.	3,900	319,605
Metals & Mining – 1.1%
Newmont Goldcorp Corp.	9,060	348,538
Royal Gold, Inc.	3,420	350,516
		699,054
Mortgage Real Estate Investment Trusts (REITs) – 3.8%
AGNC Investment Corp.(a)	18,360	308,815
Annaly Capital Management, Inc.	34,080	311,150
Blackstone Mortgage Trust, Inc., Class A(a)	8,520	303,142
Chimera Investment Corp.(a)	16,500	311,355
MFA Financial, Inc.	42,900	308,022
New Residential Investment Corp.	19,680	302,875
Starwood Property Trust, Inc.	13,680	310,810
Two Harbors Investment Corp.	24,660	312,442
		2,468,611
Multiline Retail – 0.5%
Dollar Tree, Inc.*(a)	2,940	315,727
Multi-Utilities – 1.9%
Ameren Corp.(a)	4,080	306,449
Dominion Energy, Inc.(a)	4,020	310,826
NiSource, Inc.	10,860	312,768
WEC Energy Group, Inc.	3,720	310,137
		1,240,180
Oil, Gas & Consumable Fuels – 3.9%
Cabot Oil & Gas Corp.(a)	11,940	274,142
Cheniere Energy, Inc.*	4,740	324,453
ConocoPhillips(a)	5,100	311,100
EOG Resources, Inc.(a)	3,660	340,966
Kinder Morgan, Inc.	15,120	315,706
Occidental Petroleum Corp.	6,060	304,697
ONEOK, Inc.	4,740	326,159
Valero Energy Corp.	4,260	364,698
		2,561,921
Pharmaceuticals – 2.3%
Bristol-Myers Squibb Co.(a)	6,660	302,031
Eli Lilly & Co.	2,580	285,838
Johnson & Johnson	2,280	317,559

Investments	Number of Shares	Value
Merck & Co., Inc.	3,780	$316,953
Pfizer, Inc.	7,200	311,904
		1,534,285
Professional Services – 1.4%
FTI Consulting, Inc.*(a)	3,600	301,824
IHS Markit Ltd.*	5,220	332,618
Verisk Analytics, Inc.	2,160	316,354
		950,796
Road & Rail – 2.0%
AMERCO	840	317,982
JB Hunt Transport Services, Inc.	3,540	323,591
Kansas City Southern	2,640	321,605
Landstar System, Inc.	3,120	336,929
		1,300,107
Semiconductors & Semiconductor Equipment – 2.6%
Broadcom, Inc.(a)	1,200	345,432
Qorvo, Inc.*	4,920	327,721
QUALCOMM, Inc.	4,500	342,315
Skyworks Solutions, Inc.	4,500	347,715
Xilinx, Inc.	2,940	346,685
		1,709,868
Software – 3.8%
Cadence Design Systems, Inc.*(a)	4,740	335,639
CDK Global, Inc.(a)	6,240	308,506
Citrix Systems, Inc.(a)	3,180	312,085
LogMeIn, Inc.	4,200	309,456
Nuance Communications, Inc.*	17,580	280,752
Oracle Corp.	5,940	338,402
Palo Alto Networks, Inc.*	1,500	305,640
Tyler Technologies, Inc.*	1,440	311,069
		2,501,549
Specialty Retail – 1.4%
AutoZone, Inc.*(a)	300	329,841
Gap, Inc. (The)	16,320	293,270
Urban Outfitters, Inc.*	13,500	307,125
		930,236
Textiles, Apparel & Luxury Goods – 1.5%
Capri Holdings Ltd.*(a)	9,420	326,686
Columbia Sportswear Co.(a)	3,240	324,518
Ralph Lauren Corp.	2,880	327,139
		978,343
Trading Companies & Distributors – 0.9%
HD Supply Holdings, Inc.*	7,260	292,433
Watsco, Inc.	1,920	313,977
		606,410
Total Common Stocks (Cost $61,108,451)		63,594,019
Total Long Positions (Cost $61,108,451)		63,594,019

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Short Positions – (101.2)%
Common Stocks – (101.2)%
Aerospace & Defense – (0.5)%
Arconic, Inc.	(13,860)	$(357,865)
Air Freight & Logistics – (1.0)%
FedEx Corp.	(1,980)	(325,096)
XPO Logistics, Inc.*	(5,820)	(336,454)
		(661,550)
Airlines – (0.5)%
American Airlines Group, Inc.	(11,100)	(361,971)
Auto Components – (0.6)%
Aptiv plc	(4,740)	(383,134)
Automobiles – (1.0)%
Harley-Davidson, Inc.	(9,300)	(333,219)
Thor Industries, Inc.	(5,940)	(347,193)
		(680,412)
Banks – (3.6)%
Chemical Financial Corp.	(7,980)	(328,058)
CIT Group, Inc.	(6,360)	(334,154)
Citigroup, Inc.	(4,860)	(340,346)
Citizens Financial Group, Inc.	(9,300)	(328,848)
East West Bancorp, Inc.	(7,140)	(333,938)
Sterling Bancorp	(15,660)	(333,245)
SVB Financial Group*	(1,500)	(336,885)
		(2,335,474)
Beverages – (0.9)%
Molson Coors Brewing Co., Class B	(5,580)	(312,480)
Monster Beverage Corp.*	(4,920)	(314,044)
		(626,524)
Biotechnology – (4.7)%
Agios Pharmaceuticals, Inc.*	(6,600)	(329,208)
Alexion Pharmaceuticals, Inc.*	(2,640)	(345,787)
Alnylam Pharmaceuticals, Inc.*	(4,500)	(326,520)
Bluebird Bio, Inc.*	(2,520)	(320,544)
Exact Sciences Corp.*	(2,940)	(347,038)
Sage Therapeutics, Inc.*	(1,740)	(318,577)
Sarepta Therapeutics, Inc.*	(2,640)	(401,148)
Seattle Genetics, Inc.*	(4,620)	(319,750)
Ultragenyx Pharmaceutical, Inc.*	(5,460)	(346,710)
		(3,055,282)
Capital Markets – (5.4)%
Ameriprise Financial, Inc.	(2,160)	(313,545)
Charles Schwab Corp. (The)	(7,260)	(291,779)
E*TRADE Financial Corp.	(6,720)	(299,712)
Eaton Vance Corp.	(7,920)	(341,590)
Evercore, Inc., Class A	(3,900)	(345,423)
Goldman Sachs Group, Inc. (The)	(1,680)	(343,728)
LPL Financial Holdings, Inc.	(3,780)	(308,335)

Investments	Number of Shares	Value
Moody’s Corp.	(1,680)	$(328,121)
Raymond James Financial, Inc.	(3,660)	(309,453)
State Street Corp.	(5,460)	(306,088)
Stifel Financial Corp.	(5,640)	(333,098)
		(3,520,872)
Chemicals – (2.7)%
Cabot Corp.	(7,560)	(360,688)
Huntsman Corp.	(17,280)	(353,203)
Ingevity Corp.*	(3,480)	(365,992)
Mosaic Co. (The)	(14,220)	(355,926)
Olin Corp.	(15,360)	(336,538)
		(1,772,347)
Commercial Services & Supplies – (0.5)%
Clean Harbors, Inc.*	(4,740)	(337,014)
Communications Equipment – (1.1)%
Arista Networks, Inc.*	(1,260)	(327,121)
Lumentum Holdings, Inc.*	(7,440)	(397,371)
		(724,492)
Construction & Engineering – (1.1)%
Fluor Corp.	(10,860)	(365,874)
MasTec, Inc.*	(6,540)	(337,006)
		(702,880)
Consumer Finance – (1.9)%
Capital One Financial Corp.	(3,480)	(315,775)
Discover Financial Services	(4,080)	(316,567)
Green Dot Corp., Class A*	(6,540)	(319,806)
Navient Corp.	(23,340)	(318,591)
		(1,270,739)
Containers & Packaging – (1.0)%
Crown Holdings, Inc.*	(5,520)	(337,272)
Westrock Co.	(9,300)	(339,171)
		(676,443)
Diversified Financial Services – (1.5)%
AXA Equitable Holdings, Inc.	(14,700)	(307,230)
Jefferies Financial Group, Inc.	(16,980)	(326,525)
Voya Financial, Inc.	(5,940)	(328,482)
		(962,237)
Electric Utilities – (1.0)%
PPL Corp.	(10,140)	(314,441)
Southern Co. (The)	(5,700)	(315,096)
		(629,537)
Electrical Equipment – (2.2)%
Acuity Brands, Inc.	(2,460)	(339,259)
EnerSys	(5,400)	(369,900)
Generac Holdings, Inc.*	(5,520)	(383,143)
Hubbell, Inc.	(2,640)	(344,256)
		(1,436,558)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Electronic Equipment, Instruments & Components – (2.7)%
Belden, Inc.	(5,940)	$(353,846)
Cognex Corp.	(7,440)	(356,971)
Coherent, Inc.*	(2,760)	(376,381)
Vishay Intertechnology, Inc.	(19,860)	(328,087)
Zebra Technologies Corp., Class A*	(1,800)	(377,082)
		(1,792,367)
Energy Equipment & Services – (2.0)%
Core Laboratories NV	(6,360)	(332,501)
Ensco Rowan plc, Class A	(36,120)	(308,104)
Patterson-UTI Energy, Inc.	(28,560)	(328,725)
Transocean Ltd.*	(49,080)	(314,603)
		(1,283,933)
Entertainment – (0.5)%
Netflix, Inc.*	(900)	(330,588)
Equity Real Estate Investment Trusts (REITs) – (7.0)%
Brixmor Property Group, Inc.	(17,640)	(315,403)
Colony Capital, Inc.	(58,560)	(292,800)
CoreSite Realty Corp.	(2,580)	(297,139)
CyrusOne, Inc.	(5,100)	(294,372)
Hospitality Properties Trust	(12,120)	(303,000)
Host Hotels & Resorts, Inc.	(16,680)	(303,910)
Outfront Media, Inc.	(12,240)	(315,669)
Park Hotels & Resorts, Inc.	(10,980)	(302,609)
Pebblebrook Hotel Trust	(10,920)	(307,725)
RLJ Lodging Trust	(17,640)	(312,934)
Sabra Health Care REIT, Inc.	(15,600)	(307,164)
SL Green Realty Corp.	(3,540)	(284,510)
Taubman Centers, Inc.	(6,900)	(281,727)
Uniti Group, Inc.	(31,380)	(298,110)
Weyerhaeuser Co.	(13,260)	(349,268)
		(4,566,340)
Food & Staples Retailing – (0.5)%
Walgreens Boots Alliance, Inc.	(6,120)	(334,580)
Food Products – (1.4)%
Conagra Brands, Inc.	(11,340)	(300,737)
Darling Ingredients, Inc.*	(16,020)	(318,638)
Post Holdings, Inc.*	(2,880)	(299,433)
		(918,808)
Gas Utilities – (1.0)%
New Jersey Resources Corp.	(6,420)	(319,523)
South Jersey Industries, Inc.	(9,720)	(327,856)
		(647,379)
Health Care Equipment & Supplies – (1.4)%
ABIOMED, Inc.*	(1,140)	(296,959)
Align Technology, Inc.*	(1,080)	(295,596)
Intuitive Surgical, Inc.*	(660)	(346,203)
		(938,758)

Investments	Number of Shares	Value
Health Care Providers & Services – (1.1)%
DaVita, Inc.*	(6,960)	$(391,570)
HealthEquity, Inc.*	(4,620)	(302,148)
		(693,718)
Health Care Technology – (1.0)%
Teladoc Health, Inc.*	(5,220)	(346,660)
Veeva Systems, Inc., Class A*	(1,920)	(311,251)
		(657,911)
Hotels, Restaurants & Leisure – (4.2)%
Caesars Entertainment Corp.*	(34,260)	(404,953)
Hilton Grand Vacations, Inc.*	(11,880)	(378,022)
Las Vegas Sands Corp.	(5,460)	(322,631)
Marriott Vacations Worldwide Corp.	(3,360)	(323,904)
MGM Resorts International	(12,180)	(347,983)
Norwegian Cruise Line Holdings Ltd.*	(5,520)	(296,037)
Royal Caribbean Cruises Ltd.	(2,520)	(305,449)
Wynn Resorts Ltd.	(2,820)	(349,652)
		(2,728,631)
Household Durables – (0.5)%
Newell Brands, Inc.	(22,740)	(350,651)
Independent Power and Renewable Electricity Producers – (1.4)%
AES Corp.	(19,200)	(321,792)
NRG Energy, Inc.	(8,940)	(313,973)
Vistra Energy Corp.	(12,900)	(292,056)
		(927,821)
Insurance – (3.0)%
Brighthouse Financial, Inc.*	(8,520)	(312,599)
Lincoln National Corp.	(5,100)	(328,695)
MetLife, Inc.	(6,540)	(324,842)
Principal Financial Group, Inc.	(5,820)	(337,094)
Prudential Financial, Inc.	(3,240)	(327,240)
Unum Group	(9,600)	(322,080)
		(1,952,550)
Interactive Media & Services – (1.6)%
Snap, Inc., Class A*	(25,620)	(366,366)
TripAdvisor, Inc.*	(7,140)	(330,510)
Zillow Group, Inc., Class C*	(7,020)	(325,658)
		(1,022,534)
Internet & Direct Marketing Retail – (2.0)%
Amazon.com, Inc.*	(180)	(340,854)
Etsy, Inc.*	(4,860)	(298,258)
GrubHub, Inc.*	(4,680)	(364,993)
Wayfair, Inc., Class A*	(2,100)	(306,600)
		(1,310,705)
IT Services – (3.0)%
Alliance Data Systems Corp.	(2,220)	(311,089)
EPAM Systems, Inc.*	(1,740)	(301,194)
KBR, Inc.	(13,680)	(341,179)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Okta, Inc.*	(2,640)	$(326,066)
Square, Inc., Class A*	(4,860)	(352,496)
Twilio, Inc., Class A*	(2,280)	(310,878)
		(1,942,902)
Leisure Products – (1.0)%
Mattel, Inc.*	(30,420)	(341,008)
Polaris Industries, Inc.	(3,840)	(350,323)
		(691,331)
Life Sciences Tools & Services – (1.6)%
Illumina, Inc.*	(960)	(353,424)
PRA Health Sciences, Inc.*	(3,480)	(345,042)
Syneos Health, Inc.*	(7,380)	(377,044)
		(1,075,510)
Machinery – (6.3)%
Caterpillar, Inc.	(2,520)	(343,451)
Colfax Corp.*	(12,000)	(336,360)
Donaldson Co., Inc.	(6,360)	(323,470)
Flowserve Corp.	(6,540)	(344,593)
ITT, Inc.	(5,280)	(345,734)
Kennametal, Inc.	(9,900)	(366,201)
Oshkosh Corp.	(4,200)	(350,658)
Parker-Hannifin Corp.	(1,980)	(336,620)
Stanley Black & Decker, Inc.	(2,400)	(347,064)
Terex Corp.	(11,280)	(354,192)
Timken Co. (The)	(6,900)	(354,246)
Wabtec Corp.	(4,860)	(348,753)
		(4,151,342)
Media – (1.9)%
Charter Communications, Inc., Class A*	(780)	(308,240)
DISH Network Corp., Class A*	(8,460)	(324,949)
Liberty Broadband Corp., Class C*	(3,120)	(325,166)
Nexstar Media Group, Inc., Class A	(3,000)	(303,000)
		(1,261,355)
Metals & Mining – (2.2)%
Alcoa Corp.*	(14,340)	(335,700)
Allegheny Technologies, Inc.*	(14,160)	(356,832)
Carpenter Technology Corp.	(7,500)	(359,850)
Freeport-McMoRan, Inc.	(31,320)	(363,625)
		(1,416,007)
Multiline Retail – (0.4)%
Ollie’s Bargain Outlet Holdings, Inc.*	(3,060)	(266,557)
Multi-Utilities – (1.5)%
Avista Corp.	(7,260)	(323,796)
MDU Resources Group, Inc.	(12,360)	(318,888)
Sempra Energy	(2,280)	(313,363)
		(956,047)
Oil, Gas & Consumable Fuels – (2.6)%
Chesapeake Energy Corp.*	(156,600)	(305,370)

Investments	Number of Shares	Value
Delek US Holdings, Inc.	(10,080)	$(408,442)
Hess Corp.	(5,400)	(343,278)
QEP Resources, Inc.*	(43,860)	(317,108)
WPX Energy, Inc.*	(28,020)	(322,510)
		(1,696,708)
Personal Products – (1.0)%
Coty, Inc., Class A	(24,660)	(330,444)
Nu Skin Enterprises, Inc., Class A	(6,600)	(325,512)
		(655,956)
Pharmaceuticals – (1.6)%
Mylan NV*	(18,060)	(343,862)
Nektar Therapeutics*	(9,780)	(347,973)
Perrigo Co. plc	(7,320)	(348,578)
		(1,040,413)
Professional Services – (0.5)%
Robert Half International, Inc.	(5,640)	(321,536)
Real Estate Management & Development – (1.6)%
CBRE Group, Inc., Class A*	(6,600)	(338,580)
Howard Hughes Corp. (The)*	(2,940)	(364,090)
Jones Lang LaSalle, Inc.	(2,400)	(337,656)
		(1,040,326)
Road & Rail – (1.1)%
Knight-Swift Transportation Holdings, Inc.	(10,980)	(360,583)
Ryder System, Inc.	(6,000)	(349,800)
		(710,383)
Semiconductors & Semiconductor Equipment – (2.7)%
Advanced Micro Devices, Inc.*	(11,040)	(335,285)
Micron Technology, Inc.*	(9,240)	(356,571)
NVIDIA Corp.	(2,220)	(364,591)
ON Semiconductor Corp.*	(16,980)	(343,166)
Semtech Corp.*	(7,620)	(366,141)
		(1,765,754)
Software – (4.2)%
2U, Inc.*	(7,980)	(300,367)
Autodesk, Inc.*	(1,860)	(302,994)
HubSpot, Inc.*	(1,740)	(296,705)
Manhattan Associates, Inc.*	(4,680)	(324,465)
Nutanix, Inc., Class A*	(11,280)	(292,603)
RingCentral, Inc., Class A*	(2,520)	(289,598)
salesforce.com, Inc.*	(1,980)	(300,425)
Splunk, Inc.*	(2,640)	(331,980)
Workday, Inc., Class A*	(1,500)	(308,370)
		(2,747,507)
Specialty Retail – (1.0)%
Five Below, Inc.*	(2,340)	(280,847)
L Brands, Inc.	(13,620)	(355,482)
		(636,329)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Technology Hardware, Storage & Peripherals – (1.4)%
NCR Corp.*	(9,960)	$(309,756)
Pure Storage, Inc., Class A*	(19,140)	(292,268)
Xerox Corp.	(9,960)	(352,683)
		(954,707)
Textiles, Apparel & Luxury Goods – (1.0)%
Lululemon Athletica, Inc.*	(1,860)	(335,191)
Under Armour, Inc., Class A*	(13,320)	(337,662)
		(672,853)
Tobacco – (0.5)%
Philip Morris International, Inc.	(3,900)	(306,267)
Trading Companies & Distributors – (1.6)%
Air Lease Corp.	(8,460)	(349,737)
United Rentals, Inc.*	(2,760)	(366,059)
Univar, Inc.*	(15,060)	(331,922)
		(1,047,718)
Total Common Stocks (Proceeds $(64,719,946))		(66,310,113)
Total Short Positions (Proceeds $(64,719,946))		(66,310,113)

Investments	Value
Total Investments — (4.1)% (Cost $(3,611,495))	$(2,716,094)
Other Assets Less Liabilities — 104.1%	68,208,326
Net Assets – 100.0%	$65,492,232
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $22,221,163.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,856,682
Aggregate gross unrealized depreciation	(6,131,587)
Net unrealized depreciation	$(1,274,905)
Federal income tax cost of investments (including derivative contracts, if any)	$(822,053)

OTC Total return swap contracts outstanding as of June 30, 2019

Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4)	Cash Collateral (Received) Pledged		Net Amount(5)
7,142,510 USD	10/3/2019	Morgan Stanley	2.75%	Dow Jones U.S. Low Beta Total Return Index(6)	$893,203	$—		$893,203
(7,613,552) USD	10/3/2019	Morgan Stanley	(2.00)%	Dow Jones U.S. High Beta Total Return Index(7)	(274,067)	274,067	(8)	—
					$619,136			$893,203
(1)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(2)	Reflects the floating financing rate, as of June 30, 2019, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.
(3)	The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources
(4)	The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.
(5)	Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
(6)	The Dow Jones U.S. Low Beta Total Return Index (DJTLABT) is designed to measure the performance of 200 companies ranked as having the lowest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2019

(7)	The Dow Jones U.S. High Beta Total Return Index (DJTSABT) is designed to measure the performance of 200 companies ranked as having the highest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.
(8)	Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. GAAP, the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

Abbreviations

USD	US Dollar

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Long Positions – 98.1%
Common Stocks – 88.3%
Air Freight & Logistics – 1.0%
United Parcel Service, Inc., Class B	452	$46,678
Automobiles – 1.9%
Ford Motor Co.	4,576	46,813
General Motors Co.(a)	1,212	46,698
		93,511
Banks – 4.9%
First Hawaiian, Inc.	1,800	46,566
KeyCorp	2,652	47,073
PacWest Bancorp	1,208	46,907
People’s United Financial, Inc.	2,788	46,783
Umpqua Holdings Corp.	2,804	46,518
		233,847
Biotechnology – 2.0%
AbbVie, Inc.	648	47,123
Gilead Sciences, Inc.(a)	692	46,751
		93,874
Chemicals – 1.0%
Eastman Chemical Co.	600	46,698
Consumer Finance – 1.0%
Navient Corp.	3,428	46,792
Containers & Packaging – 1.0%
Packaging Corp. of America	488	46,516
Diversified Consumer Services – 1.0%
H&R Block, Inc.(a)	1,596	46,763
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	1,408	47,182
Verizon Communications, Inc.	820	46,847
		94,029
Electric Utilities – 6.9%
Duke Energy Corp.(a)	528	46,591
Edison International(a)	700	47,187
Entergy Corp.(a)	456	46,936
FirstEnergy Corp.(a)	1,092	46,749
OGE Energy Corp.	1,104	46,986
PPL Corp.	1,508	46,763
Southern Co. (The)	848	46,877
		328,089
Energy Equipment & Services – 1.0%
Helmerich & Payne, Inc.(a)	928	46,975
Entertainment – 1.0%
Cinemark Holdings, Inc.(a)	1,308	47,219

Investments	Number of Shares	Value
Equity Real Estate Investment Trusts (REITs) – 11.7%
Apple Hospitality REIT, Inc.(a)	2,948	$46,755
Brixmor Property Group, Inc.(a)	2,604	46,559
Gaming and Leisure Properties, Inc.	1,196	46,620
Hospitality Properties Trust(a)	1,864	46,600
Iron Mountain, Inc.(a)	1,500	46,950
Kimco Realty Corp.(a)	2,520	46,570
Macerich Co. (The)	1,396	46,752
Omega Healthcare Investors, Inc.	1,268	46,599
Park Hotels & Resorts, Inc.	1,700	46,852
RLJ Lodging Trust	2,620	46,479
Sabra Health Care REIT, Inc.	2,372	46,705
VEREIT, Inc.	5,188	46,744
		560,185
Food & Staples Retailing – 1.0%
Walgreens Boots Alliance, Inc.	856	46,798
Food Products – 3.9%
Archer-Daniels-Midland Co.(a)	1,148	46,838
Campbell Soup Co.(a)	1,168	46,802
General Mills, Inc.(a)	884	46,428
Kellogg Co.(a)	876	46,927
		186,995
Health Care Providers & Services – 2.0%
Cardinal Health, Inc.(a)	996	46,912
CVS Health Corp.(a)	856	46,643
		93,555
Hotels, Restaurants & Leisure – 1.0%
Las Vegas Sands Corp.(a)	792	46,799
Household Durables – 1.9%
Leggett & Platt, Inc.(a)	1,216	46,658
Whirlpool Corp.	328	46,694
		93,352
Independent Power and Renewable Electricity Producers – 1.0%
NextEra Energy Partners LP	964	46,513
Industrial Conglomerates – 1.0%
3M Co.	268	46,455
Insurance – 1.0%
Mercury General Corp.	744	46,500
IT Services – 1.9%
International Business Machines Corp.(a)	336	46,334
Western Union Co. (The)	2,360	46,941
		93,275
Media – 1.0%
Interpublic Group of Cos., Inc. (The)(a)	2,068	46,716

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Mortgage Real Estate Investment Trusts (REITs) – 4.9%
Blackstone Mortgage Trust, Inc., Class A(a)	1,308	$46,538
Chimera Investment Corp.(a)	2,472	46,647
MFA Financial, Inc.(a)	6,488	46,584
New Residential Investment Corp.	3,028	46,601
Starwood Property Trust, Inc.	2,056	46,712
		233,082
Multiline Retail – 1.0%
Kohl’s Corp.(a)	984	46,789
Multi-Utilities – 1.9%
CenterPoint Energy, Inc.(a)	1,636	46,839
Dominion Energy, Inc.(a)	604	46,701
		93,540
Oil, Gas & Consumable Fuels – 13.8%
Apache Corp.	1,624	47,047
Chevron Corp.(a)	380	47,287
CVR Energy, Inc.(a)	936	46,791
EnLink Midstream LLC(a)	4,664	47,060
Exxon Mobil Corp.	612	46,897
Kinder Morgan, Inc.	2,252	47,022
Marathon Petroleum Corp.	844	47,163
Murphy Oil Corp.	1,896	46,736
Occidental Petroleum Corp.	936	47,062
ONEOK, Inc.	684	47,066
Phillips 66	504	47,144
Tallgrass Energy LP	2,216	46,780
Targa Resources Corp.	1,192	46,798
Viper Energy Partners LP	1,524	46,970
		657,823
Pharmaceuticals – 2.0%
Bristol-Myers Squibb Co.(a)	1,036	46,983
Pfizer, Inc.	1,084	46,959
		93,942
Semiconductors & Semiconductor Equipment – 2.9%
Broadcom, Inc.	164	47,209
Maxim Integrated Products, Inc.	776	46,420
QUALCOMM, Inc.	620	47,164
		140,793
Specialty Retail – 2.9%
Gap, Inc. (The)(a)	2,596	46,650
Penske Automotive Group, Inc.	984	46,543
Williams-Sonoma, Inc.	712	46,280
		139,473
Textiles, Apparel & Luxury Goods – 2.0%
Hanesbrands, Inc.(a)	2,716	46,770
Tapestry, Inc.	1,476	46,833
		93,603

Investments	Number of Shares	Value
Thrifts & Mortgage Finance – 1.0%
New York Community Bancorp, Inc.	4,688	$46,786
Tobacco – 1.9%
Altria Group, Inc.	980	46,403
Philip Morris International, Inc.	600	47,118
		93,521
Trading Companies & Distributors – 1.9%
MSC Industrial Direct Co., Inc., Class A	632	46,932
Watsco, Inc.	284	46,443
		93,375
Total Common Stocks (Cost $4,124,810)		4,210,861
Master Limited Partnerships – 9.8%
Gas Utilities – 0.9%
AmeriGas Partners LP	1,336	46,546
Industrial Conglomerates – 1.0%
Icahn Enterprises LP	652	47,211
Oil, Gas & Consumable Fuels – 7.9%
DCP Midstream LP(a)	1,612	47,232
Energy Transfer LP	3,328	46,858
Enterprise Products Partners LP(a)	1,628	47,000
EQM Midstream Partners LP(a)	1,056	47,182
Magellan Midstream Partners LP(a)	736	47,104
Phillips 66 Partners LP	952	46,981
Shell Midstream Partners LP	2,276	47,159
Western Midstream Partners LP	1,520	46,771
		376,287
Total Master Limited Partnerships (Cost $458,706)		470,044
Total Long Positions (Cost $4,583,516)		4,680,905
Short Positions – (49.0)%
Common Stocks – (48.3)%
Aerospace & Defense – (0.5)%
Teledyne Technologies, Inc.*	(44)	(12,051)
TransDigm Group, Inc.*	(24)	(11,611)
		(23,662)
Airlines – (0.2)%
United Continental Holdings, Inc.*	(132)	(11,557)
Automobiles – (0.2)%
Tesla, Inc.*	(52)	(11,620)
Banks – (2.2)%
First Citizens BancShares, Inc., Class A	(24)	(10,806)
First Financial Bankshares, Inc.	(376)	(11,577)
First Republic Bank	(120)	(11,718)
Pinnacle Financial Partners, Inc.	(200)	(11,496)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Sterling Bancorp	(548)	$(11,661)
SVB Financial Group*	(52)	(11,679)
Texas Capital Bancshares, Inc.*	(188)	(11,538)
Western Alliance Bancorp*	(260)	(11,627)
Wintrust Financial Corp.	(160)	(11,706)
		(103,808)
Beverages – (0.5)%
Boston Beer Co., Inc. (The), Class A*	(32)	(12,088)
Monster Beverage Corp.*	(180)	(11,490)
		(23,578)
Capital Markets – (3.4)%
Cboe Global Markets, Inc.	(112)	(11,607)
Charles Schwab Corp. (The)	(292)	(11,735)
E*TRADE Financial Corp.	(260)	(11,596)
FactSet Research Systems, Inc.	(40)	(11,462)
Interactive Brokers Group, Inc., Class A	(212)	(11,490)
Intercontinental Exchange, Inc.	(136)	(11,688)
LPL Financial Holdings, Inc.	(144)	(11,746)
MarketAxess Holdings, Inc.	(36)	(11,571)
Moody’s Corp.	(60)	(11,719)
Morningstar, Inc.	(80)	(11,571)
MSCI, Inc.	(48)	(11,462)
S&P Global, Inc.	(52)	(11,845)
SEI Investments Co.	(208)	(11,669)
Stifel Financial Corp.	(196)	(11,576)
		(162,737)
Chemicals – (0.3)%
Ingevity Corp.*	(112)	(11,779)
Commercial Services & Supplies – (0.2)%
Copart, Inc.*	(156)	(11,659)
Consumer Finance – (1.2)%
American Express Co.	(96)	(11,850)
Credit Acceptance Corp.*	(24)	(11,612)
FirstCash, Inc.	(116)	(11,602)
OneMain Holdings, Inc.	(344)	(11,631)
SLM Corp.	(1,200)	(11,664)
		(58,359)
Containers & Packaging – (0.5)%
Berry Global Group, Inc.*	(224)	(11,780)
Crown Holdings, Inc.*	(192)	(11,731)
		(23,511)
Distributors – (0.3)%
LKQ Corp.*	(440)	(11,708)
Diversified Consumer Services – (0.5)%
Bright Horizons Family Solutions, Inc.*	(76)	(11,466)
ServiceMaster Global Holdings, Inc.*	(224)	(11,668)
		(23,134)

Investments	Number of Shares	Value
Diversified Financial Services – (0.5)%
Berkshire Hathaway, Inc., Class B*	(56)	$(11,937)
Voya Financial, Inc.	(212)	(11,724)
		(23,661)
Electric Utilities – (1.5)%
Eversource Energy	(156)	(11,819)
IDACORP, Inc.	(116)	(11,650)
NextEra Energy, Inc.	(56)	(11,472)
PNM Resources, Inc.	(228)	(11,607)
Portland General Electric Co.	(216)	(11,701)
Xcel Energy, Inc.	(196)	(11,660)
		(69,909)
Energy Equipment & Services – (1.1)%
Baker Hughes a GE Co.	(724)	(17,832)
Halliburton Co.	(788)	(17,919)
National Oilwell Varco, Inc.	(816)	(18,140)
		(53,891)
Entertainment – (0.7)%
Electronic Arts, Inc.*	(116)	(11,746)
Liberty Media Corp-Liberty Formula One, Class C*	(312)	(11,672)
Netflix, Inc.*	(32)	(11,754)
		(35,172)
Equity Real Estate Investment Trusts (REITs) – (0.7)%
American Homes 4 Rent, Class A	(476)	(11,571)
Equity Commonwealth	(360)	(11,707)
SBA Communications Corp.*	(52)	(11,692)
		(34,970)
Food & Staples Retailing – (1.2)%
BJ’s Wholesale Club Holdings, Inc.*	(444)	(11,722)
Casey’s General Stores, Inc.	(76)	(11,855)
Costco Wholesale Corp.	(44)	(11,627)
Performance Food Group Co.*	(292)	(11,689)
US Foods Holding Corp.*	(324)	(11,586)
		(58,479)
Food Products – (1.2)%
Darling Ingredients, Inc.*	(584)	(11,616)
J&J Snack Foods Corp.	(72)	(11,588)
Post Holdings, Inc.*	(112)	(11,645)
Sanderson Farms, Inc.	(84)	(11,471)
TreeHouse Foods, Inc.*	(216)	(11,685)
		(58,005)
Gas Utilities – (1.5)%
Atmos Energy Corp.	(112)	(11,823)
New Jersey Resources Corp.	(232)	(11,547)
ONE Gas, Inc.	(128)	(11,558)
Southwest Gas Holdings, Inc.	(128)	(11,471)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Spire, Inc.	(140)	$(11,749)
UGI Corp.	(220)	(11,750)
		(69,898)
Health Care Equipment & Supplies – (1.3)%
Align Technology, Inc.*	(44)	(12,043)
Boston Scientific Corp.*	(276)	(11,862)
Edwards Lifesciences Corp.*	(64)	(11,823)
IDEXX Laboratories, Inc.*	(44)	(12,115)
Intuitive Surgical, Inc.*	(24)	(12,589)
		(60,432)
Health Care Providers & Services – (0.5)%
Centene Corp.*	(224)	(11,747)
Laboratory Corp. of America Holdings*	(68)	(11,757)
		(23,504)
Health Care Technology – (0.5)%
Cerner Corp.	(160)	(11,728)
Veeva Systems, Inc., Class A*	(72)	(11,672)
		(23,400)
Hotels, Restaurants & Leisure – (0.7)%
Caesars Entertainment Corp.*	(996)	(11,773)
Chipotle Mexican Grill, Inc.*	(16)	(11,726)
Planet Fitness, Inc., Class A*	(160)	(11,590)
		(35,089)
Household Durables – (0.8)%
Mohawk Industries, Inc.*	(80)	(11,798)
NVR, Inc.*	(4)	(13,481)
Roku, Inc.*	(128)	(11,594)
		(36,873)
Household Products – (0.3)%
Church & Dwight Co., Inc.	(160)	(11,690)
Independent Power and Renewable Electricity Producers – (0.5)%
NRG Energy, Inc.	(336)	(11,801)
Vistra Energy Corp.	(516)	(11,682)
		(23,483)
Insurance – (2.7)%
Alleghany Corp.*	(16)	(10,898)
Brighthouse Financial, Inc.*	(320)	(11,741)
Brown & Brown, Inc.	(348)	(11,658)
Kemper Corp.	(136)	(11,735)
Loews Corp.	(212)	(11,590)
Markel Corp.*	(12)	(13,075)
Primerica, Inc.	(96)	(11,515)
RLI Corp.	(136)	(11,656)
Selective Insurance Group, Inc.	(156)	(11,683)
Torchmark Corp.	(132)	(11,809)
WR Berkley Corp.	(176)	(11,604)
		(128,964)

Investments	Number of Shares	Value
Interactive Media & Services – (1.0)%
Alphabet, Inc., Class A*	(12)	$(12,994)
Facebook, Inc., Class A*	(60)	(11,580)
Match Group, Inc.	(172)	(11,570)
Twitter, Inc.*	(336)	(11,726)
		(47,870)
Internet & Direct Marketing Retail – (1.0)%
Amazon.com, Inc.*	(4)	(7,574)
Booking Holdings, Inc.*	(8)	(14,998)
Etsy, Inc.*	(188)	(11,538)
Wayfair, Inc., Class A*	(80)	(11,680)
		(45,790)
IT Services – (0.7)%
Fiserv, Inc.*	(128)	(11,668)
PayPal Holdings, Inc.*	(104)	(11,904)
Worldpay, Inc., Class A*	(96)	(11,765)
		(35,337)
Life Sciences Tools & Services – (0.7)%
Illumina, Inc.*	(32)	(11,781)
IQVIA Holdings, Inc.*	(72)	(11,585)
Mettler-Toledo International, Inc.*	(12)	(10,080)
		(33,446)
Machinery – (0.5)%
Gardner Denver Holdings, Inc.*	(340)	(11,764)
Middleby Corp. (The)*	(88)	(11,942)
		(23,706)
Media – (0.2)%
Charter Communications, Inc., Class A*	(28)	(11,065)
Metals & Mining – (0.3)%
Alcoa Corp.*	(504)	(11,799)
Multiline Retail – (0.5)%
Dollar Tree, Inc.*	(108)	(11,598)
Ollie’s Bargain Outlet Holdings, Inc.*	(132)	(11,499)
		(23,097)
Multi-Utilities – (1.5)%
Ameren Corp.	(156)	(11,717)
Black Hills Corp.	(148)	(11,569)
CMS Energy Corp.	(200)	(11,582)
NiSource, Inc.	(404)	(11,635)
Sempra Energy	(84)	(11,545)
WEC Energy Group, Inc.	(140)	(11,672)
		(69,720)
Oil, Gas & Consumable Fuels – (9.4)%
Anadarko Petroleum Corp.	(252)	(17,781)
Antero Midstream Corp.	(1,552)	(17,786)
Cabot Oil & Gas Corp.	(784)	(18,001)
Cheniere Energy, Inc.*	(260)	(17,797)

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Chesapeake Energy Corp.*	(9,244)	$(18,026)
Cimarex Energy Co.	(304)	(18,036)
Concho Resources, Inc.	(172)	(17,747)
ConocoPhillips	(292)	(17,812)
Devon Energy Corp.	(632)	(18,025)
Diamondback Energy, Inc.	(164)	(17,871)
EOG Resources, Inc.	(192)	(17,887)
EQT Corp.	(1,136)	(17,960)
Equitrans Midstream Corp.	(908)	(17,897)
Hess Corp.	(284)	(18,054)
HollyFrontier Corp.	(388)	(17,957)
Marathon Oil Corp.	(1,268)	(18,018)
Noble Energy, Inc.	(808)	(18,099)
Parsley Energy, Inc., Class A*	(948)	(18,021)
PBF Energy, Inc., Class A	(580)	(18,154)
Pioneer Natural Resources Co.	(116)	(17,848)
Plains GP Holdings LP, Class A*	(724)	(18,078)
Texas Pacific Land Trust	(24)	(18,888)
Valero Energy Corp.	(212)	(18,149)
Williams Cos., Inc. (The)	(640)	(17,946)
WPX Energy, Inc.*	(1,556)	(17,909)
		(449,747)
Personal Products – (0.3)%
Estee Lauder Cos., Inc. (The), Class A	(64)	(11,719)
Professional Services – (0.2)%
CoStar Group, Inc.*	(20)	(11,081)
Real Estate Management & Development – (0.7)%
CBRE Group, Inc., Class A*	(228)	(11,696)
Howard Hughes Corp. (The)*	(96)	(11,889)
Jones Lang LaSalle, Inc.	(84)	(11,818)
		(35,403)
Road & Rail – (0.3)%
AMERCO	(32)	(12,114)
Semiconductors & Semiconductor Equipment – (0.2)%
Micron Technology, Inc.*	(300)	(11,577)
Software – (1.2)%
Adobe, Inc.*	(40)	(11,786)
Autodesk, Inc.*	(72)	(11,729)
salesforce.com, Inc.*	(76)	(11,531)
ServiceNow, Inc.*	(40)	(10,983)
Workday, Inc., Class A*	(56)	(11,513)
		(57,542)
Specialty Retail – (1.7)%
AutoZone, Inc.*	(12)	(13,194)
Burlington Stores, Inc.*	(68)	(11,570)
CarMax, Inc.*	(136)	(11,809)

Investments	Number of Shares	Value
Carvana Co.*	(188)	$(11,767)
Five Below, Inc.*	(96)	(11,522)
O’Reilly Automotive, Inc.*	(32)	(11,818)
Ulta Beauty, Inc.*	(32)	(11,100)
		(82,780)
Technology Hardware, Storage & Peripherals – (0.2)%
Dell Technologies, Inc., Class C*	(228)	(11,582)
Textiles, Apparel & Luxury Goods – (0.3)%
Under Armour, Inc., Class A*	(460)	(11,661)
Thrifts & Mortgage Finance – (0.7)%
LendingTree, Inc.*	(28)	(11,761)
MGIC Investment Corp.*	(888)	(11,668)
Radian Group, Inc.	(516)	(11,791)
		(35,220)
Trading Companies & Distributors – (0.5)%
HD Supply Holdings, Inc.*	(288)	(11,601)
United Rentals, Inc.*	(88)	(11,671)
		(23,272)
Water Utilities – (0.5)%
American Water Works Co., Inc.	(100)	(11,600)
Aqua America, Inc.	(284)	(11,749)
		(23,349)
Total Common Stocks (Proceeds $(2,163,128))		(2,303,409)
Master Limited Partnerships – (0.7)%
Oil, Gas & Consumable Fuels – (0.7)%
Buckeye Partners LP	(436)	(17,898)
Plains All American Pipeline LP	(740)	(18,019)
Total Master Limited Partnerships (Proceeds $(28,961))		(35,917)
Total Short Positions (Proceeds $(2,192,089))		(2,339,326)
Total Investments — 49.1% (Cost $2,391,427)		2,341,579
Other Assets Less Liabilities — 50.9%		2,428,787
Net Assets — 100.0%		$4,770,366
*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $1,785,614.

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Hedged Dividend Income Fund
Schedule of Investments
June 30, 2019

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$169,542
Aggregate gross unrealized depreciation	(412,531)
Net unrealized depreciation	$(242,989)
Federal income tax cost of investments (including derivative contracts, if any)	$2,584,568

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Common Stocks – 96.0%
Construction & Engineering – 3.0%
Vinci SA	758	$77,741
Diversified Telecommunication Services – 3.7%
China Tower Corp. Ltd., Class H	362,702	95,173
Electric Utilities – 14.6%
AusNet Services	7,744	10,189
Cia de Transmissao de Energia Eletrica Paulista (Preference)	2,154	13,904
Duke Energy Corp.	418	36,884
Edison International	444	29,930
Elia System Operator SA/NV	88	6,494
Endesa SA	744	19,157
Fortis, Inc.	1,376	54,450
Mercury NZ Ltd.	3,842	11,999
OGE Energy Corp.	812	34,559
Power Assets Holdings Ltd.	2,848	20,487
PPL Corp.	750	23,258
Southern Co. (The)	712	39,359
SSE plc	986	14,080
Terna Rete Elettrica Nazionale SpA	2,558	16,313
Xcel Energy, Inc.	750	44,618
		375,681
Equity Real Estate Investment Trusts (REITs) – 15.5%
American Tower Corp.	904	184,823
Crown Castle International Corp.	1,122	146,253
Digital Realty Trust, Inc.	210	24,736
Rexford Industrial Realty, Inc.	484	19,539
STAG Industrial, Inc.	806	24,373
		399,724
Gas Utilities – 4.8%
Atmos Energy Corp.	570	60,169
China Resources Gas Group Ltd.	2,426	12,033
Hong Kong & China Gas Co. Ltd.	12,705	28,167
Naturgy Energy Group SA	506	13,962
Spire, Inc.	120	10,070
		124,401
Independent Power and Renewable Electricity Producers – 2.3%
Capital Power Corp.	550	12,690
CGN Power Co. Ltd., Class H	69,286	19,067
Engie Brasil Energia SA	2,294	26,019
		57,776
Machinery – 0.2%
Cargotec OYJ, Class B	126	4,790
Media – 0.9%
SES SA, FDR	1,454	22,767

Investments	Number of Shares	Value
Multi-Utilities – 12.5%
A2A SpA	6,104	$10,608
AGL Energy Ltd.	502	7,049
DTE Energy Co.	244	31,203
E.ON SE	2,790	30,346
National Grid plc	6,996	74,418
NorthWestern Corp.	470	33,911
REN – Redes Energeticas Nacionais SGPS SA	3,650	10,017
Sempra Energy	526	72,293
Veolia Environnement SA	430	10,489
WEC Energy Group, Inc.	498	41,518
		321,852
Oil, Gas & Consumable Fuels – 22.8%
Cheniere Energy, Inc.*	324	22,178
Enagas SA	1,022	27,316
Enbridge, Inc.	4,578	165,708
EnLink Midstream LLC	754	7,608
Kinder Morgan, Inc.	3,976	83,019
ONEOK, Inc.	974	67,021
Pembina Pipeline Corp.	1,412	52,676
Targa Resources Corp.	274	10,757
TC Energy Corp.	1,748	86,842
Williams Cos., Inc. (The)	2,254	63,202
		586,327
Road & Rail – 4.6%
CSX Corp.	170	13,153
Kyushu Railway Co.	770	22,441
MTR Corp. Ltd.	3,362	22,636
Norfolk Southern Corp.	166	33,089
Union Pacific Corp.	158	26,719
		118,038
Transportation Infrastructure – 9.5%
Aena SME SA	302	59,945
Airports of Thailand PCL	4,812	11,533
Atlantia SpA	498	12,993
Auckland International Airport Ltd.	2,216	14,661
COSCO SHIPPING Ports Ltd.	11,206	11,059
Grupo Aeroportuario del Pacifico SAB de CV, ADR	242	25,243
Jiangsu Expressway Co. Ltd., Class H	7,254	10,325
Macquarie Infrastructure Corp.	412	16,702
Shenzhen Expressway Co. Ltd., Class H	11,032	13,260
Societa Iniziative Autostradali e Servizi SpA	492	9,138
Sydney Airport	4,740	26,743
Transurban Group	2,598	26,873
Westshore Terminals Investment Corp.	372	6,257
		244,732

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Water Utilities – 1.6%
American Water Works Co., Inc.	134	$15,544
United Utilities Group plc	2,626	26,162
		41,706
Total Common Stocks (Cost $2,409,778)		2,470,708
Exchange Traded Funds – 2.1%
SPDR S&P Global Infrastructure ETF (Cost $51,300)	1,000	53,130
Master Limited Partnerships – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Energy Transfer LP (Cost $22,739)	1,522	21,430
Total Investments — 98.9% (Cost $2,483,817)		2,545,268
Other Assets Less Liabilities — 1.1%		29,382
Net Assets — 100.0%		$2,574,650
*	Non-income producing security.

Abbreviations
ADR	American Depositary Receipt
FDR	Fiduciary Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$78,373
Aggregate gross unrealized depreciation	(17,610)
Net unrealized appreciation	$60,763
Federal income tax cost of investments (including derivative contracts, if any)	$2,484,505

AGFiQ Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of June 30, 2019:

Australia	2.8%
Belgium	0.3%
Brazil	1.5%
Canada	14.7%
China	6.2%
Finland	0.2%
France	3.4%
Germany	1.2%
Hong Kong	2.8%
Italy	1.9%
Japan	0.9%
Luxembourg	0.9%
Mexico	1.0%
New Zealand	1.0%
Portugal	0.4%
Spain	4.7%
Thailand	0.4%
United Kingdom	4.5%
United States	50.1%
Other(1)	1.1%
100.0%
(1)	Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

FQF Trust
AGFiQ Dynamic Hedged U.S. Equity ETF
Schedule of Investments
June 30, 2019

Investments	Number of Shares	Value
Exchange Traded Funds – 99.3%
AGFiQ U.S. Market Neutral Anti-Beta Fund(a)	22,538	$494,146
Communication Services Select Sector SPDR Fund	1,756	86,430
Consumer Discretionary Select Sector SPDR Fund	1,778	211,937
Consumer Staples Select Sector SPDR Fund	2,572	149,356
Energy Select Sector SPDR Fund	314	20,005
Financial Select Sector SPDR Fund	11,638	321,209
Health Care Select Sector SPDR Fund	3,120	289,037
Industrial Select Sector SPDR Fund	3,872	299,770
Materials Select Sector SPDR Fund	2,844	166,374
Real Estate Select Sector SPDR Fund	3,088	113,546
Technology Select Sector SPDR Fund	4,840	377,714
Utilities Select Sector SPDR Fund	336	20,036
Total Exchange Traded Funds (Cost $2,491,271)		2,549,560
Total Investments — 99.3% (Cost $2,491,271)		2,549,560
Other Assets Less Liabilities — 0.7%		17,650
Net Assets — 100.0%		$2,567,210
(a)	Affiliated company as defined under the Investment Company Act of 1940.

As of June 30, 2019, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,036
Aggregate gross unrealized depreciation	(5,747)
Net unrealized appreciation	$58,289
Federal income tax cost of investments (including derivative contracts, if any)	$2,491,271

Investment in a company which was affiliated for the period ended June 30, 2019, was as follows:

Security	Value May 23, 2019*	Purchases at Cost	Sales Proceeds	Shares June 30, 2019	Value June 30, 2019	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/(Loss)
AGFiQ U.S. Market Neutral Anti-Beta Fund	$—	$499,893	$—	22,538	$494,146	$(5,747)	$—	$—
*	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Statements of Assets and Liabilities
June 30, 2019

	AGFiQ U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Size Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund
ASSETS
Investments in securities, at value(1)	$2,446,190	$956,194	$1,712,883	$63,594,019	$4,680,905
Cash	48,640	91,082	131,017	328,453	66,033
Segregated cash balance with custodian for swap agreements (Note 2)	280,000	—	10,000	1,180,000	—
Segregated cash balance with broker for securities sold short (Note 2)	7,384,301	958,967	1,707,250	65,994,362	2,473,904
Unrealized appreciation on swap agreements	94,892	3,191	10,386	893,203	—
Receivables:
Securities sold	4,850,574	—	—	—	1,802,177
Dividends and interest	19,567	3,888	5,443	237,326	21,062
Receivable for capital shares issued	2,869	—	—	—	—
Investment adviser (Note 4)	19,358	22,767	29,022	124	25,044
Prepaid expenses	5,382	5,382	5,382	5,382	3,924
Total Assets	15,151,773	2,041,471	3,611,383	132,232,869	9,073,049
LIABILITIES
Securities sold short, at value(2)	2,571,991	945,132	1,691,468	66,310,113	2,339,326
Unrealized depreciation on swap agreements	18,834	30,993	41,728	274,067	—
Payables:
Securities purchased	5,084,485	—	—	—	1,880,982
Capital shares redeemed	4,945,954	—	—	—	—
Income distributions	—	—	—	—	21,461
Trustees fees	2,518	2,518	2,518	2,518	2,518
Dividends on securities sold short	12,706	822	2,310	88,431	1,751
Accrued expenses and other liabilities	54,838	51,294	51,405	65,508	56,645
Total Liabilities	12,691,326	1,030,759	1,789,429	66,740,637	4,302,683
Net Assets	$2,460,447	$1,010,712	$1,821,954	$65,492,232	$4,770,366
NET ASSETS CONSIST OF:
Paid-in capital	$4,603,717	$2,762,440	$3,638,033	$83,621,799	$5,627,088
Distributable earnings (loss) (Note 2)	(2,143,270)	(1,751,728)	(1,816,079)	(18,129,567)	(856,722)
Net Assets	$2,460,447	$1,010,712	$1,821,954	$65,492,232	$4,770,366
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	100,000	50,000	100,000	3,000,000	200,000
Net Asset Value	$24.60	$20.21	$18.22	$21.83	$23.85
(1) Investments in securities, at cost	$2,345,257	$985,160	$1,667,527	$61,108,451	$4,583,516
(2) Securities sold short, proceeds	2,863,112	769,620	1,400,178	64,719,946	2,192,089

See accompanying notes to the financial statements.

FQF Trust

Statements of Assets and Liabilities
June 30, 2019

	AGFiQ Global Infrastructure ETF	AGFiQ Dynamic Hedged U.S. Equity ETF
ASSETS
Investments in securities, at value(1)	$2,545,268	$2,055,414
Investments in affiliates, at value(3)	—	494,146
Cash	25,035	22,642
Foreign cash	425	—
Receivables:
Dividends and interest	10,490	—
Investment adviser (Note 4)	33,971	30,264
Total Assets	2,615,189	2,602,466
LIABILITIES
Payables:
Trustees fees	939	939
Accrued expenses and other liabilities	39,600	34,317
Total Liabilities	40,539	35,256
Net Assets	$2,574,650	$2,567,210
NET ASSETS CONSIST OF:
Paid-in capital	$2,500,025	$2,500,025
Distributable earnings (loss) (Note 2)	74,625	67,185
Net Assets	$2,574,650	$2,567,210
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	100,001	100,001
Net Asset Value	$25.75	$25.67
(1) Investments in securities, at cost	$2,483,817	$1,991,378
(3) Investments in affiliates, at cost	—	499,893

See accompanying notes to the financial statements.

FQF Trust

Statements of Operations
For the Year Ended June 30, 2019

	AGFiQ U.S. Market Neutral Momentum Fund	AGFiQ U.S. Market Neutral Value Fund	AGFiQ U.S. Market Neutral Size Fund	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Hedged Dividend Income Fund
INVESTMENT INCOME
Dividend income	$73,341	$25,142	$27,249	$623,313	$144,026
Special dividends (Note 3)	—	—	—	9,558	548
Interest income	107,808	19,989	35,017	547,999	28,884
Foreign withholding tax on dividends	—	(3)	(19)	(116)	—
Total Investment Income	181,149	45,128	62,247	1,180,754	173,458
EXPENSES
Dividends on securities sold short	125,637	12,873	40,045	543,276	19,866
Investment management fees (Note 4)	33,541	5,549	9,673	150,163	15,170
Professional fees	92,152	91,952	98,773	94,523	92,273
Custody fees	8,250	2,434	2,791	11,608	4,032
Index fees	12,477	12,477	12,477	12,477	14,977
CCO fees	13,367	13,367	13,367	13,367	13,367
Treasurer fees	9,350	9,350	9,350	9,350	9,350
Listing fees	4,980	4,980	4,980	4,980	4,980
Accounting fees	31,893	31,849	31,981	31,822	31,536
Trustees fees	10,903	10,903	10,903	10,903	10,903
Administration fees (Note 5)	65,000	65,000	65,000	65,000	65,000
Other fees	10,537	9,790	9,761	14,671	11,316
Total Expenses before Adjustments	418,087	270,524	309,101	962,140	292,770
Less: waivers and/or reimbursements by Adviser (Note 4)	(242,138)	(249,332)	(254,550)	(255,129)	(255,140)
Total Expenses after Adjustments	175,949	21,192	54,551	707,011	37,630
Net Investment Income (Loss)	5,200	23,936	7,696	473,743	135,828
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	(207,680)	(6,981)	17,508	587,174	48,900
In-kind redemptions of investments	1,393,924	—	—	2,432,128	—
Securities sold short	(596,625)	(117,004)	(89,120)	(3,219,468)	(70,005)
Expiration or closing of swap agreements	(83,133)	(2,337)	(2,495)	(456,579)	—
Net Realized Gain (Loss)	506,486	(126,322)	(74,107)	(656,745)	(21,105)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	(493,063)	(42,503)	(73,892)	2,152,603	80,714
Securities sold short	(53,829)	2,048	(45,322)	(1,596,973)	(79,076)
Swap agreements	74,242	(18,833)	(29,793)	581,198	—
Net Change in Unrealized Appreciation (Depreciation)	(472,650)	(59,288)	(149,007)	1,136,828	1,638
Net Realized and Unrealized Gain (Loss)	33,836	(185,610)	(223,114)	480,083	(19,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	$39,036	$(161,674)	$(215,418)	$953,826	$116,361

See accompanying notes to the financial statements.

FQF Trust

Statements of Operations
For the Period 5/23/2019(a) – 6/30/2019

	AGFiQ Global Infrastructure ETF	AGFiQ Dynamic Hedged U.S. Equity ETF
INVESTMENT INCOME
Dividend income	$16,369	$9,879
Foreign withholding tax on dividends	(839)	—
Total Investment Income	15,530	9,879
EXPENSES
Investment management fees (Note 4)	1,219	1,213
Professional fees	26,355	24,178
Custody fees	3,000	1,000
Index fees	521	521
CCO fees	1,206	1,206
Treasurer fees	853	853
Listing fees	8,021	8,021
Accounting fees	67	67
Trustees fees	939	939
Administration fees (Note 5)	82	82
Other fees	3,602	2,495
Total Expenses before Adjustments	45,865	40,575
Less: waivers and/or reimbursements by Adviser (Note 4)	(44,646)	(39,592)
Total Expenses after Adjustments	1,219	983
Net Investment Income (Loss)	14,311	8,896
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	74	—
Foreign currency transactions	(1,260)	—
Net Realized Gain (Loss)	(1,186)	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	61,451	64,036
Investments in Affiliated Underlying Funds	—	(5,747)
Translation of assets and liabilities denominated in foreign currencies	49	—
Net Change in Unrealized Appreciation (Depreciation)	61,500	58,289
Net Realized and Unrealized Gain (Loss)	60,314	58,289
Net Increase (Decrease) in Net Assets Resulting from Operations	$74,625	$67,185
(a)	Commencement of investment operations.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	AGFiQ U.S. Market Neutral Momentum Fund		AGFiQ U.S. Market Neutral Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
OPERATIONS
Net investment income (loss)	$5,200	$(45,066)	$23,936	$7,915
Net realized gain (loss)	506,486	(529,270)	(126,322)	43,899
Net change in unrealized appreciation (depreciation)	(472,650)	672,433	(59,288)	(170,573)
Net Increase (Decrease) in Net Assets Resulting from Operations	39,036	98,097	(161,674)	(118,759)
DISTRIBUTIONS (Note 2)
Distributable earnings	—	—	(8,604)	—
Total Distributions	—	—	(8,604)	—
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	6,203,473	6,250,111	—	—
Cost of shares redeemed	(12,371,559)	(23)	—	—
Net Increase (Decrease) from Capital Transactions	(6,168,086)	6,250,088	—	—
Total Increase (Decrease) in Net Assets	(6,129,050)	6,348,185	(170,278)	(118,759)
NET ASSETS
Beginning of year	$8,589,497	$2,241,312	$1,180,990	$1,299,749
End of Year	$2,460,447	$8,589,497	$1,010,712	$1,180,990
SHARE TRANSACTIONS
Beginning of year	350,000	100,001	50,000	50,000
Shares issued in-kind	250,000	250,000	—	—
Shares redeemed	—	(1)	—	—
Shares redeemed in-kind	(500,000)	—	—	—
Shares Outstanding, End of Year	100,000	350,000	50,000	50,000
(1)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	AGFiQ U.S. Market Neutral Size Fund		AGFiQ U.S. Market Neutral Anti-Beta Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
OPERATIONS
Net investment income (loss)	$7,696	$(3,625)	$473,743	$83,465
Net realized gain (loss)	(74,107)	5,637	(656,745)	68,833
Net change in unrealized appreciation (depreciation)	(149,007)	(52,258)	1,136,828	(155,196)
Net Increase (Decrease) in Net Assets Resulting from Operations	(215,418)	(50,246)	953,826	(2,898)
DISTRIBUTIONS (Note 2)
Distributable earnings	—	—	(128,640)	—
Total Distributions	—	—	(128,640)	—
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	—	—	87,843,626	—
Cost of shares redeemed	—	(20)	(32,200,019)	(973,644)
Net Increase (Decrease) from Capital Transactions	—	(20)	55,643,607	(973,644)
Total Increase (Decrease) in Net Assets	(215,418)	(50,266)	56,468,793	(976,542)
NET ASSETS
Beginning of year	$2,037,372	$2,087,638	$9,023,439	$9,999,981
End of Year	$1,821,954	$2,037,372	$65,492,232	$9,023,439
SHARE TRANSACTIONS
Beginning of year	100,000	100,001	450,000	500,001
Shares issued	—	—	450,000	—
Shares issued in-kind	—	—	3,600,000	—
Shares redeemed	—	(1)	(50,000)	(1)
Shares redeemed in-kind	—	—	(1,450,000)	(50,000)
Shares Outstanding, End of Year	100,000	100,000	3,000,000	450,000
(1)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

FQF Trust

Statements of Changes in Net Assets

	AGFiQ Hedged Dividend Income Fund			AGFiQ Global Infrastructure ETF	AGFiQ Dynamic Hedged U.S. Equity ETF
	Year Ended June 30, 2019	Year Ended June 30, 2018		For the period 05/23/19* – 06/30/19	For the period 05/23/19* – 06/30/19
OPERATIONS
Net investment income (loss)	$135,828	$253,858		$14,311	$8,896
Net realized gain (loss)	(21,105)	(196,083)		(1,186)	—
Net change in unrealized appreciation (depreciation)	1,638	(61,857)		61,500	58,289
Net Increase (Decrease) in Net Assets Resulting from Operations	116,361	(4,082)		74,625	67,185
DISTRIBUTIONS (Note 2)
Distributable earnings	(117,526)	(441,463	)(2)	—	—
Total Distributions	(117,526)	(441,463)		—	—
CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	2,415,200	—		2,500,025	2,500,025
Cost of shares redeemed	—	(8,632,490)		—	—
Net Increase (Decrease) from Capital Transactions	2,415,200	(8,632,490)		2,500,025	2,500,025
Total Increase (Decrease) in Net Assets	2,414,035	(9,078,035)		2,574,650	2,567,210
NET ASSETS
Beginning of year	$2,356,331	$11,434,366		$—	$—
End of Year	$4,770,366	$2,356,331		$2,574,650	$2,567,210
SHARE TRANSACTIONS
Beginning of year	100,000	450,004		—	—
Shares issued	—	—		100,001	100,001
Shares issued in-kind	100,000	—		—	—
Shares redeemed	—	(4)		—	—
Shares redeemed in-kind	—	(350,000)		—	—
Shares Outstanding, End of Year	200,000	100,000		100,001	100,001
*	Commencement of investment operations.
(1)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.
(2)	Prior year distributions to shareholders were made up of dividends from net investment income of $185,948 and dividend from net realized capital gains of $255,515.

See accompanying notes to the financial statements.

(This page intentionally left blank.)

FQF Trust

Financial Highlights for a share outstanding throughout the period

		PER SHARE OPERATING PERFORMANCE
		Investment Operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)		Transaction fees(11)		Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period
AGFiQ U.S. Market Neutral Momentum Fund
Year ended June 30, 2019	$24.54	$0.02	$—	(10)	$0.04		$0.06	$—	$—	$—	$—	$24.60
Year ended June 30, 2018	22.41	(0.21)	2.34		—	(10)	2.13	—	—	—	—	24.54
Year ended June 30, 2017	26.73	(0.21)	(4.12)		0.01		(4.32)	—	—	—	—	22.41
Year ended June 30, 2016	24.99	(0.63)	2.37	(8)	—		1.74	—	—	—	—	26.73
Year ended June 30, 2015	24.86	(0.55)	0.68	(9)	—		0.13	—	—	—	—	24.99
AGFiQ U.S. Market Neutral Value Fund
Year ended June 30, 2019	23.62	0.48	(3.72)		—		(3.24)	(0.17)	—	—	(0.17)	20.21
Year ended June 30, 2018	25.99	0.16	(2.53)		—		(2.37)	—	—	—	—	23.62
Year ended June 30, 2017	23.42	(0.04)	2.60		0.01		2.57	—	—	—	—	25.99
Year ended June 30, 2016	25.96	(0.24)	(2.30)		—		(2.54)	—	—	—	—	23.42
Year ended June 30, 2015	28.15	(0.39)	(1.80	)(9)	—		(2.19)	—	—	—	—	25.96
AGFiQ U.S. Market Neutral Size Fund
Year ended June 30, 2019	20.37	0.08	(2.23)		—		(2.15)	—	—	—	—	18.22
Year ended June 30, 2018	20.88	(0.04)	(0.47)		—		(0.51)	—	—	—	—	20.37
Year ended June 30, 2017	21.36	(0.23)	(0.25)		—		(0.48)	—	—	—	—	20.88
Year ended June 30, 2016	24.42	(0.44)	(2.62)		—		(3.06)	—	—	—	—	21.36
Year ended June 30, 2015	25.67	(0.51)	(0.74	)(9)	—		(1.25)	—	—	—	—	24.42
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2019	20.05	0.31	1.52		0.04		1.87	(0.09)	—	—	(0.09)	21.83
Year ended June 30, 2018	20.00	0.18	(0.13)		—		0.05	—	—	—	—	20.05
Year ended June 30, 2017	23.30	(0.02)	(3.30)		0.02		(3.30)	—	—	—	—	20.00
Year ended June 30, 2016	19.34	(0.13)	4.09	(8)	—		3.96	—	—	—	—	23.30
Year ended June 30, 2015	19.30	(0.13)	0.17	(8)(9)	—		0.04	—	—	—	—	19.34
AGFiQ Hedged Dividend Income Fund
Year ended June 30, 2019	23.56	1.00	0.16		—	(10)	1.16	(0.87)	—	—	(0.87)	23.85
Year ended June 30, 2018	25.41	0.90	(0.99)		—		(0.09)	(1.19)	(0.57)	—	(1.76)	23.56
Year ended June 30, 2017	25.43	1.04	0.44	(8)	0.01		1.49	(0.91)	(0.60)	—	(1.51)	25.41
Year ended June 30, 2016	23.87	0.86	1.93		—		2.79	(0.83)	(0.40)	—	(1.23)	25.43
For the period 01/15/15* – 06/30/15	25.00	0.21	(1.21)		—		(1.00)	(0.13)	—	—	(0.13)	23.87
AGFiQ Global Infrastructure ETF
For the period 05/23/19* – 06/30/19	25.00	0.14	0.61		—		0.75	—	—	—	—	25.75
AGFiQ Dynamic Hedged U.S. Equity ETF
For the period 05/23/19* – 06/30/19	25.00	0.09	0.58		—		0.67	—	—	—	—	25.67
*	Commencement of investment operations.
(1)	Net investment income (loss) per share is based on average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)	Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(6)	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.
(7)	In-kind transactions are not included in portfolio turnover calculations.
(8)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(9)	FFCM reimbursed the Funds for losses incurred related to either a failure to rebalance at month-end or a trade error. The impact was an increase of $0.10, $0.05, $0.08, and $0.02 to the net realized and unrealized gains (losses) on investments per share and an increase of 0.39%, 0.17%, 0.21%, and 0.11% to the Funds total returns for AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund and AGFiQ U.S. Market Neutral Anti-Beta Fund, respectively. Had these reimbursements not been made, the total returns would have been lower.
(10)	Per share amount is less than $0.01.
(11)	Includes transaction fees associated with the issuance and redemption of Creation Units.
(12)	This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.
(13)	This ratio reflects the exclusion of large, non-recurring dividends (special dividends)recognized by the Funds during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.
(14)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(15)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not reflect the indirect expenses of the underlying non-affiliated Funds in which it invests. Additionally, the adviser has contractually agreed to reduce its management fees in an amount equal to any acquired fund fees and expense incurred by the Fund from its investments in a Fund advised by the Adviser. If the ratio had included these affiliated indirect expenses, the ratio would have been higher.

See accompanying notes to the financial statements.

	RATIOS/SUPPLEMENTAL DATA
	Ratios to Average Net Assets of(2)										Total Return(3)(4)
	Expenses, after waivers and/or reimbursements and before securities sold short		Expenses, after waivers and/or reimbursements and securities sold short		Expenses, before waivers and/or reimbursements and after securities sold short		Net investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursements excluding special dividends(12)	Net investment income (loss) per share excluding special dividends(13)	Net asset value(5)		Market value(6)	Portfolio turnover rate (excluding short sales)(3)(7)	Portfolio turnover rate (including short sales)(3)(7)	Ending net assets (thousands)
AGFiQ U.S. Market Neutral Momentum Fund
Year ended June 30, 2019	0.75%		2.62%		6.23%		0.08%	(3.53)%	0.08%	$0.02	0.24%		0.29%	137%	384%	$2,460
Year ended June 30, 2018	0.75		1.88		5.81		(0.82)	(4.76)	(0.82)	(0.21)	9.50		9.41	184	402	8,589
Year ended June 30, 2017	0.99		2.31		10.55		(0.90)	(9.14)	(1.02)	(0.24)	(16.16)		(16.12)	172	380	2,241
Year ended June 30, 2016	1.49		3.67		7.77		(2.34)	(6.44)	(2.37)	(0.63)	6.96		7.01	210	647	4,009
Year ended June 30, 2015	1.49		3.43		22.80		(2.24)	(21.62)	(2.24)	(0.55)	0.52	(9)	0.36	196	398	1,250
AGFiQ U.S. Market Neutral Value Fund
Year ended June 30, 2019	0.75		1.91		24.39		2.16	(20.32)	2.16	$0.48	(13.77)		(13.73)	59	123	1,011
Year ended June 30, 2018	0.75		1.12		18.34		0.63	(16.60)	0.61	0.15	(9.12)		(9.19)	81	152	1,181
Year ended June 30, 2017	0.97		2.09		12.00		(0.15)	(10.06)	(0.15)	(0.04)	10.97		11.11	79	246	1,300
Year ended June 30, 2016	1.49		3.05		10.14		(0.95)	(8.03)	(0.97)	(0.24)	(9.78)		(10.38)	95	195	2,342
Year ended June 30, 2015	1.49		3.20		11.72		(1.45)	(9.96)	(1.45)	(0.39)	(7.78	)(9)	(7.41)	150	351	2,596
AGFiQ U.S. Market Neutral Size Fund
Year ended June 30, 2019	0.75		2.82		15.98		0.40	(12.76)	0.40	$0.08	(10.55)		(10.83)	53	71	1,822
Year ended June 30, 2018	0.75		1.71		12.62		(0.18)	(11.09)	(0.18)	(0.04)	(2.44)		(1.98)	66	105	2,037
Year ended June 30, 2017	0.94		2.65		12.56		(1.08)	(10.99)	(1.19)	(0.26)	(2.25)		(2.54)	71	106	2,088
Year ended June 30, 2016	1.49		3.72		11.78		(1.97)	(10.03)	(2.01)	(0.44)	(12.53)		(12.79)	113	197	2,136
Year ended June 30, 2015	1.49		3.67		18.26		(2.08)	(16.67)	(2.15)	(0.53)	(4.87	)(9)	(4.58)	78	108	2,442
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2019	0.50		2.16		2.94		1.45	0.67	1.42	$0.30	9.30		9.66	116	341	65,492
Year ended June 30, 2018	0.75		1.06		3.39		0.93	(1.41)	0.93	0.18	0.25		0.20	166	347	9,023
Year ended June 30, 2017	0.84		2.02		3.60		(0.07)	(1.66)	(0.17)	(0.04)	(14.16)		(14.16)	98	273	10,000
Year ended June 30, 2016	0.99		2.71		3.13		(0.61)	(1.03)	(0.84)	(0.18)	20.48		20.48	168	974	26,793
Year ended June 30, 2015	0.99		2.39		8.01		(0.65)	(6.27)	(0.68)	(0.14)	(0.21	)(9)	0.78	123	577	3,868
AGFiQ Hedged Dividend Income Fund
Year ended June 30, 2019	0.55		1.16		8.99		4.17	(3.66)	4.15	$1.00	5.02		5.28	132	185	4,770
Year ended June 30, 2018	0.75		1.00		3.98		3.60	0.62	3.53	0.88	(0.26)		(0.39)	100	141	2,356
Year ended June 30, 2017	0.79		1.16		3.73		4.04	1.47	4.04	1.04	5.88		6.05	108	168	11,434
Year ended June 30, 2016	0.99		1.75		5.31		3.61	0.06	3.60	0.85	12.21		11.84	130	192	3,815
For the period 01/15/15* – 06/30/15	0.99		1.81		8.14		1.89	(4.43)	1.89	0.21	(4.02)		(3.74)	50	74	3,581
AGFiQ Global Infrastructure ETF
For the period 05/23/19* – 06/30/19	0.45	(14)	0.45	(14)	16.91	(14)	5.28	(11.19)	5.28	$0.14	3.00		3.00	—	—	2,575
AGFiQ Dynamic Hedged U.S. Equity ETF
For the period 05/23/19* – 06/30/19	0.36	(15)	0.36	(15)	15.05	(15)	3.30	(11.38)	3.30	$0.09	2.68		2.72	—	—	2,567

See accompanying notes to the financial statements.

FQF Trust
Notes to Financial Statements
June 30, 2019

1. Organization

FQF Trust (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust currently includes seven operational series of the AGFiQ Funds: AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF (each, a “Fund”; collectively, the “Funds”). AGF Investments LLC (formerly known as FFCM, LLC) (the “Adviser”) is the investment adviser to each Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Both AGFiQ Global Infrastructure ETF and AGFiQ Dynamic Hedged U.S. Equity ETF (each, an “Active ETF”) commenced operations on May 23, 2019.

The investment objective of AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Hedged Dividend Income Fund (collectively, the “Target Index Funds”) is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, a “Target Index”). The AGFiQ Global Infrastructure ETF seeks to achieve its investment objective by investing, under normal circumstances in securities of infrastructure-related companies located throughout the world, including the U.S. and infrastructure-related investments. The AGFiQ Dynamic Hedged U.S. Equity ETF will operate as a “fund-of-funds” by investing primarily in sector-based ETFs and other ETFs. Each Fund is classified as a “diversified” Fund. There can be no assurance that the Funds will achieve their respective investment objectives.

The Target Index Funds had no operations from their initial seeding date until each Fund’s respective commencement of operations date other than matters related to their organization and sale and issuance of 4,000 shares of beneficial interest in AGFiQ U.S. Market Neutral Value Fund to the Adviser at the net asset value (“NAV”) of $25.00 per share.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Investment Company Modernization

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and new forms (Form N-PORT and Form N-CEN), as well as amendments to existing forms and rules, including Regulation S-X, to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X include, among other changes, requiring standardized, enhanced disclosures about derivatives in investment company financial statements. The Funds have included disclosures in these financial statements to reflect the amendments to Regulation S-X. These amendments had no effect on the Funds’ net assets or results of operations. The filing compliance date for the Funds for Form N-PORT is no later than April 30, 2020, reflecting data as of March 31, 2020.

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements that have become duplicative, overlapping, or outdated in light of other Commission disclosure requirements, GAAP, or changes in

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

the information environment. The amendments include, among other items, to require presentation of the total, rather than the components, of distributable earnings on the balance sheet, and to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions and to delete the requirement for disclosure of undistributed net investment income on the statement of changes in net assets. The amendments are intended to simplify and update the disclosure of information to investors. The amendments were effective on November 5, 2018. The adoption had no effect on the Funds’ net assets or results of operations. In connection with implementing the changes noted above, the distributions to shareholders during the fiscal year ended June 30, 2018, which were previously reported as distributions from net investment income & net realized gain (where applicable), have been reclassified as distributions from distributable earnings to conform to the current period presentation on the Statements of Changes in Net Assets.

Investment Valuation

The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing a Fund’s net assets (i.e. total assets, less liabilities) by the number of shares it has outstanding.

The value of each Fund’s securities held long and securities held short is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available, or if the value of a security the Funds hold has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded, the security will be fair valued by Pricing Procedures the Funds’ Valuation Committee adheres to in accordance with the Trust’s procedures which were approved by the Board of Trustees (the “Trustees”).

Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Target Index. This may adversely affect a Fund’s ability to track its Target Index. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.

Generally, each Fund prices, except the Active ETFs, its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security is closed or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing source approved by the Trustees) and records the change in value, if any, as unrealized gain or loss. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of June 30, 2019 for each Fund based upon the three levels defined above:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Momentum Fund
Investments
Assets
Common Stocks*	$2,446,190	$—	$—	$2,446,190
Liabilities
Common Stocks*	$(2,571,991)	$—	$—	$(2,571,991)
Total Investments	$(125,801)	$—	$—	$(125,801)
Other Financial Instruments
Assets
Swap Agreements**	$—	$94,892	$—	$94,892
Liabilities
Swap Agreements**	$—	$(18,834)	$—	$(18,834)
Total Other Financial Instruments	$—	$76,058	$—	$76,058
AGFiQ U.S. Market Neutral Value Fund
Investments
Assets
Common Stocks*	$956,194	$—	$—	$956,194
Liabilities
Common Stocks*	$(945,132)	$—	$—	$(945,132)
Total Investments	$11,062	$—	$—	$11,062
Other Financial Instruments
Assets
Swap Agreements**	$—	$3,191	$—	$3,191
Liabilities
Swap Agreements**	$—	$(30,993)	$—	$(30,993)
Total Other Financial Instruments	$—	$(27,802)	$—	$(27,802)
AGFiQ U.S. Market Neutral Size Fund
Investments
Assets
Common Stocks*	$1,712,883	$—	$—	$1,712,883
Liabilities
Common Stocks*	$(1,691,468)	$—	$—	$(1,691,468)
Total Investments	$21,415	$—	$—	$21,415
Other Financial Instruments
Assets
Swap Agreements**	$—	$10,386	$—	$10,386
Liabilities
Swap Agreements**	$—	$(41,728)	$—	$(41,728)
Total Other Financial Instruments	$—	$(31,342)	$—	$(31,342)

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Anti-Beta Fund
Investments
Assets
Common Stocks*	$63,594,019	$—	$—	$63,594,019
Liabilities
Common Stocks*	$(66,310,113)	$—	$—	$(66,310,113)
Total Investments	$(2,716,094)	$—	$—	$(2,716,094)
Other Financial Instruments
Assets
Swap Agreements**	$—	$893,203	$—	$893,203
Liabilities
Swap Agreements**	$—	$(274,067)	$—	$(274,067)
Total Other Financial Instruments	$—	$619,136	$—	$619,136
AGFiQ Hedged Dividend Income Fund
Investments
Assets
Common Stocks*	$4,680,905	$—	$—	$4,680,905
Liabilities
Common Stocks*	$(2,339,326)	$—	$—	$(2,339,326)
Total Investments	$2,341,579	$—	$—	$2,341,579
AGFiQ Global Infrastructure ETF
Investments
Common Stocks*	$2,492,138	$—	$—	$2,492,138
Exchange Traded Funds	53,130	—	—	53,130
Total Investments	$2,545,268	$—	$—	$2,545,268
AGFIQ Dynamic Hedged U.S. Equity ETF
Investments
Exchange Traded Funds	$2,549,560	$—	$—	$2,549,560
Total Investments	$2,549,560	$—	$—	$2,549,560
*	See Schedules of Investments for segregation by industry type.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.

Real Estate Investment Trusts (“REITs”)

Each Fund, except AGFiQ Dynamic Hedged U.S. Equity ETF, may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.

REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.

Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

record the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.

Short Sales

Each Fund, except the Active ETFs, enters into short sales. A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes out the short sale. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily and cannot be sold or liquidated unless replaced with liquid assets of equal value.

Funds may not be able to borrow stocks that are short positions in a Target Index as their supply may be insufficient or the cost to borrow may be prohibitively expensive due to market or stock specific conditions. Under such circumstances, the Funds may not achieve their investment objectives.

Swap Agreements

Each Fund, except the Active ETFs, may enter into swap agreements. Certain Funds currently enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds will be two-party contracts. In connection with the Funds’ positions in a swaps contract, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

A Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, will be earmarked or segregated by a Fund’s custodian; this cash and liquid assets cannot be sold unless replaced with cash or liquid assets of equal value. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent periods with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the oversight of the Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require the Funds to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Funds’ NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Funds were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Funds will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

The Funds noted below used swap contracts to simulate full investment in each respective Fund’s Target Index. The following represents the average monthly outstanding swap contracts for the year ended June 30, 2019:

Fund	Average Contract Long	Average Contract Short
AGFiQ U.S. Market Neutral Momentum Fund	$875,827	$(893,714)
AGFiQ U.S. Market Neutral Value Fund	116,507	(126,845)
AGFiQ U.S. Market Neutral Size Fund	226,514	(244,973)
AGFiQ U.S. Market Neutral Anti-Beta Fund	3,922,065	(3,940,034)

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2019:

Fair Value of Derivative Instruments as of June 30, 2019
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Location	Assets Value	Liabilities Value
	Swap agreements	Statements of Assets and Liabilities
AGFiQ U.S. Market Neutral Momentum Fund			$94,892	$18,834
AGFiQ U.S. Market Neutral Value Fund			3,191	30,993
AGFiQ U.S. Market Neutral Size Fund			10,386	41,728
AGFiQ U.S. Market Neutral Anti-Beta Fund			893,203	274,067

The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2019
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Swap agreements
AGFiQ U.S. Market Neutral Momentum Fund		$(83,133)	$74,242
AGFiQ U.S. Market Neutral Value Fund		(2,337)	(18,833)
AGFiQ U.S. Market Neutral Size Fund		(2,495)	(29,793)
AGFiQ U.S. Market Neutral Anti-Beta Fund		(456,579)	581,198

Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all series of the Trust.

Taxes and Distributions

Each of the Funds intends to qualify (or continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

As of June 30, 2019 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.

Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to improve a Fund’s tracking to its Target Index or to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

The tax character of the distributions paid for the tax years ended June 30, 2019 and 2018 were as follows:

	Year Ended June 30, 2019			Year Ended June 30, 2018
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions
AGFiQ U.S. Market Neutral Momentum Fund	$—	$—	$—	$—	$—	$—
AGFiQ U.S. Market Neutral Value Fund	8,604	—	8,604	—	—	—
AGFiQ U.S. Market Neutral Size Fund	—	—	—	—	—	—
AGFiQ U.S. Market Neutral Anti-Beta Fund	128,640	—	128,640	—	—	—
AGFiQ Hedged Dividend Income Fund	117,526	—	117,526	337,811	103,652	441,463
AGFiQ Global Infrastructure ETF	—	—	—	—	—	—
AGFiQ Dynamic Hedged U.S. Equity ETF	—	—	—	—	—	—

As of June 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
AGFiQ U.S. Market Neutral Momentum Fund	$—	$—	$(2,251,259)	$107,989
AGFiQ U.S. Market Neutral Value Fund	22,169	—	(1,531,494)	(242,403)
AGFiQ U.S. Market Neutral Size Fund	7,522	—	(1,421,477)	(402,124)
AGFiQ U.S. Market Neutral Anti-Beta Fund	440,636	—	(17,295,298)	(1,274,905)
AGFiQ Hedged Dividend Income Fund	88,852	—	(702,586)	(242,988)
AGFiQ Global Infrastructure ETF	13,781	32	—	60,812
AGFiQ Dynamic Hedged U.S. Equity ETF	8,896	—	—	58,289
*	The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, loss deferrals on unsettled short sales, non-table special dividends, Passive Foreign Investment Company and investments in partnerships.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, foreign currency gains/(losses), swaps, dividend expense for securities sold short, non-taxable special dividends, net operating loss, investments in partnerships, and distributions from investments in real estate investment trusts as of June 30, 2019, among the Funds’ components of net assets.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period; however, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry on expiration date. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law. For the tax year ended June 30, 2019, the following Funds had

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

available capital loss carryforwards to offset future net capital gains to the extent provided by regulations and utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
AGFiQ U.S. Market Neutral Momentum Fund	$1,800,468	$—
AGFiQ U.S. Market Neutral Value Fund	1,425,747	—
AGFiQ U.S. Market Neutral Size Fund	1,309,748	—
AGFiQ U.S. Market Neutral Anti-Beta Fund	16,728,908	—
AGFiQ Hedged Dividend Income Fund	689,486	20,144
AGFiQ Global Infrastructure ETF	—	—
AGFiQ Dynamic Hedged U.S. Equity ETF	—	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2019, the following Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2019:

Fund	Post-October Capital Losses
AGFiQ U.S. Market Neutral Momentum Fund	$450,791
AGFiQ U.S. Market Neutral Value Fund	105,747
AGFiQ U.S. Market Neutral Size Fund	111,729
AGFiQ U.S. Market Neutral Anti-Beta Fund	566,390
AGFiQ Hedged Dividend Income Fund	13,100
AGFiQ Global Infrastructure ETF	—
AGFiQ Dynamic Hedged U.S. Equity ETF	—

3. Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

4. Investment Management Fees

Pursuant to the Advisory Agreement (“Advisory Agreement”), the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of the Funds under the oversight of the Board. Under the Advisory Agreement, the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, and AGFiQ U.S. Market Neutral Size Fund each pay the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. The AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Hedged U.S. Equity ETF each pay the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.45% of the Fund’s average daily net assets.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

Prior to December 6, 2018, the AGFiQ U.S. Market Neutral Anti-Beta Fund and the AGFiQ Hedged Dividend Income Fund each paid the Adviser a management fee at the annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive the fees and reimburse expenses of each Target Index Fund until at least November 1, 2019, and each Active ETF until May 15, 2022, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses (“AFFE”), and extraordinary expenses) (“Operating Expenses”) are limited to 0.75% of average daily net assets for each of the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, and AGFiQ U.S. Market Neutral Size Fund and 0.45% for each of the AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF (collectively, the “Expense Caps”). In addition, the Adviser has contractually agreed to reduce its management fees in an amount equal to any AFFE incurred by the Fund from its investments in a fund advised by the Adviser. AFFE are expenses incurred indirectly by the Fund through its ownership of share in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Funds’ financial statements. This undertaking can only be changed with the approval of the Trustees.

Prior to December 6, 2018, the Operating Expenses were limited to 0.75% of average daily net assets for each of the AGFiQ U.S. Market Neutral Anti-Beta Fund and the AGFiQ Hedged Dividend Income Fund.

For the year ended June 30, 2019, management fee waivers and expense reimbursements were as follows:

Fund	Management Fees Waived	Expense Reimbursements
AGFiQ U.S. Market Neutral Momentum Fund	$33,541	$208,597
AGFiQ U.S. Market Neutral Value Fund	5,549	243,783
AGFiQ U.S. Market Neutral Size Fund	9,673	244,877
AGFiQ U.S. Market Neutral Anti-Beta Fund	150,163	104,966
AGFiQ Hedged Dividend Income Fund	15,170	239,970
AGFiQ Global Infrastructure ETF	1,219	43,427
AGFiQ Dynamic Hedged U.S. Equity ETF	1,213	38,379

Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for the Fund pursuant to the contractual expense limitation described above. Such repayment would increase a Fund’s expenses, and would appear on the Statements of Operations as “Repayment of prior expenses waived and/or reimbursed by the Adviser.” However, repayment would only occur up to the point of each Fund’s expense cap.

Any such repayment must be made within three years from the date the expense was borne by the Adviser. Any such repayment made under any prior expense cap cannot cause the Fund’s Operating Expenses to exceed the lower of 0.75% of average daily net assets for the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, and AGFiQ U.S. Market Neutral Size Fund and 0.45% for the AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund, AGFiQ Global Infrastructure ETF, and AGFiQ Dynamic Hedged U.S. Equity ETF or the annual rate of daily net assets for the Fund under the terms of a prior expense cap. For the year ended June 30, 2019, none of the Funds repaid expenses to the Adviser.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

As of June 30, 2019, the amounts eligible for repayment and the associated period of expiration are as follows:

	Expires June 30,			Total Eligible for Recoupment
Fund	2020	2021	2022
AGFiQ U.S. Market Neutral Momentum Fund	$200,803	$214,161	$242,138	$657,102
AGFiQ U.S. Market Neutral Value Fund	200,913	215,970	249,332	666,215
AGFiQ U.S. Market Neutral Size Fund	210,235	218,868	254,550	683,653
AGFiQ U.S. Market Neutral Anti-Beta Fund	166,394	208,882	255,129	630,405
AGFiQ Hedged Dividend Income Fund	145,741	210,337	255,140	611,218
AGFiQ Global Infrastructure ETF	—	—	44,646	44,646
AGFiQ Dynamic Hedged U.S. Equity ETF	—	—	39,362	39,362

During the fiscal year ended June 30, 2018, it was determined that the Funds had been overcharged by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Funds’ administrator and custodian, for class action filing fees spanning over several years and that the Funds were entitled to a reimbursement for these charges. Since the Funds were operating over the expense limitation, and the Adviser was reimbursing each Fund for expenses in excess of the limitation during the periods of overbilling, the reimbursement amounts were paid directly to the Adviser.

Management fee waivers and expense reimbursements amounts eligible for repayment were reduced accordingly. The difference in the management fee waivers and expense reimbursements amount totals for the fiscal year ended June 30, 2018 and the amounts eligible for repayment in 2021 are due to this reimbursement.

Below are the reimbursement totals that were applied against each year’s amounts eligible for repayment:

Fund	2020	2021
AGFiQ U.S. Market Neutral Momentum Fund	$(2,500)	$(1,000)
AGFiQ U.S. Market Neutral Value Fund	(4,000)	(1,000)
AGFiQ U.S. Market Neutral Size Fund	(3,000)	—
AGFiQ U.S. Market Neutral Anti-Beta Fund	—	(1,000)

5. Administration and Custodian Fees

JPMorgan acts as administrator (the “Administrator”) and custodian to the Funds. The Administrator provides the Funds with all required general administrative services. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets and subject to certain minimum levels. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act.

6. Distribution, Service Plan and Fund Officers

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ Distributor. The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds and may cost you more than other types of sales charges.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

Foreside Fund Officer Services, LLC (“FFOS”) (formerly Foreside Compliance Services, LLC), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

7. Issuance and Redemption of Fund Shares

The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds for the most recently completed five fiscal years and the most recently completed calendar quarters can be found at www.agf.com/us. This information represents past performance and cannot be used to predict future results.

The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.

Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.

Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Funds’ Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Additionally a portion of the transaction fee is used to offset transactional costs typically accrued in the Funds’ custody expenses directly related to the issuance and redemption of Creation Units. An additional variable fee may be charged for certain transactions. Such fees would be included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds or cost from shares issued or redeemed on the Statements of Changes in Net Assets, were as follows:

Fund	Year Ended June 30, 2019
AGFiQ U.S. Market Neutral Momentum Fund	$10,061
AGFiQ U.S. Market Neutral Anti-Beta Fund	54,739
AGFiQ Hedged Dividend Income Fund	314

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

8. Investment Transactions

For the year ended June 30, 2019, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:

	Purchases		Sales
Fund	Long	Short Covers	Long	Short
AGFiQ U.S. Market Neutral Momentum Fund	$8,290,459	$19,144,745	$7,719,143	$13,982,005
AGFiQ U.S. Market Neutral Value Fund	587,152	851,158	637,887	595,246
AGFiQ U.S. Market Neutral Size Fund	894,465	513,743	900,373	309,281
AGFiQ U.S. Market Neutral Anti-Beta Fund	46,568,456	51,579,931	33,203,198	105,352,074
AGFiQ Hedged Dividend Income Fund	4,189,792	1,678,167	4,213,467	2,710,889
AGFiQ Global Infrastructure ETF	2,484,314	—	—	—
AGFiQ Dynamic Hedged U.S. Equity ETF	2,491,271	—	—	—

9. In-Kind Transactions

During the period presented in this report, certain Funds of the Trust delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended June 30, 2019, the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Value	Realized Gain
AGFiQ U.S. Market Neutral Momentum Fund	$11,075,187	$1,393,924
AGFiQ U.S. Market Neutral Anti-Beta Fund	27,272,545	2,432,128

During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2019, the value of the securities received for subscriptions were as follows:

Fund	Value
AGFiQ U.S. Market Neutral Momentum Fund	$5,104,073
AGFiQ U.S. Market Neutral Anti-Beta Fund	64,588,820
AGFiQ Hedged Dividend Income Fund	2,293,766

10. Principal Risks

Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.

Asset Allocation Risk:  If the Fund’s strategy for allocating assets among underlying ETFs does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the underlying ETFs may not be complementary, which could adversely affect the performance of the Fund.

Investments in Exchange-Traded Funds Risk:  The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the underlying ETF invests. ETFs in which the AGFiQ Dynamic Hedged U.S. Equity ETF invests are also generally subject to the ETF Risks described above. In addition, the Fund bears its proportionate share of the fees and expenses of the underlying ETF, which may have an adverse

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

impact on the Fund’s operating expenses and performance and may affect the value of your investment. To the extent the Fund invests significantly in the AGFiQ U.S. Market Neutral Anti-Beta Fund (the “Market Neutral ETF”), which is also managed by the Adviser, or similar lower beta ETFs available in the marketplace, it will be subject to Anti-Beta Risk, Leverage Risk, Market Neutral Risk, Passive Investment Risk, Short Sale Risk (each as defined below), in addition to the following risks applicable to investing in the Market Neutral ETF:

Single Factor Risk:  The Market Neutral ETF invests in securities based on a single investment factor and is designed to be used as part of broader asset allocation strategies. An investment in the Market Neutral ETF is not a complete investment program.

Tracking Error Risk:  The investment performance of the Market Neutral ETF may diverge from that of its target index due to, among other things, fees and expenses paid by the Market Neutral ETF that are not reflected in its target index. If the Market Neutral ETF is small, it may experience greater tracking error. If the value of short positions exceeds the value of the long positions, the investment performance of the Market Neutral ETF will likely diverge from that of its target index.

Anti-Beta Risk:  For AGFiQ U.S. Market Neutral Anti-Beta Fund and AGFiQ Dynamic Hedged U.S. Equity ETF, there is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be more than the universe since it will have short exposure to the most volatile stocks in the universe and long exposure to the least volatile stocks in the universe. Volatile stocks are subject to sharp swings in value.

High Dividend Risk:  For AGFiQ Hedged Dividend Income Fund, a company may reduce or eliminate its dividend. As a result, the present and future dividend of a security may not be the same as it has historically been and the Fund may not end up invested in high dividend securities. The Fund may be more volatile than the universe since it will have short exposure to low dividend paying stocks in the universe. In addition, there may be periods when the high dividend style is out of favor, and during which the investment performance of a fund using a high dividend strategy may suffer.

Momentum Risk:  For the AGFiQ U.S. Market Neutral Momentum Fund, momentum investing emphasizes investing in securities that have had better recent performance compared to other securities. Securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

REIT Risk:  Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues and increases in interest rates.

Derivatives Risk:  Derivatives, including swap agreements and futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. As a result of investing in derivatives, a Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

Short Sale Risk:  If a Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will realize a loss on the transaction. The amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain (as compared to a long position, where the maximum loss is the amount invested). The use of short sales increases the exposure of a Fund to the market, and may increase losses and the volatility of returns. If the short portfolio (made up of the securities

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

with the lowest momentum within each sector) outperforms the long portfolio (made up of the securities with the highest momentum within each sector), the performance of a Fund would be negatively affected. In addition, when a Fund is selling a stock short, it must maintain a segregated account of cash and/or liquid assets with its custodian to satisfy collateral and regulatory requirements. As a result, a Fund may maintain high levels of cash or liquid assets.

Size Risk:  For the AGFiQ U.S. Market Neutral Size Fund, size investing entails investing in securities within the universe that have smaller market capitalizations and shorting securities within the universe that have larger market capitalizations. The Fund seeks to capture excessive returns of smaller firms (by market capitalization) relative to their larger counterparts. There may be periods when the size style is out of favor, and during which the investment performance of a fund using a size strategy may suffer.

Value Risk:  For the AGFiQ U.S. Market Neutral Value Fund, value investing entails investing in securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. The index provider may be unsuccessful in creating an index that emphasizes undervalued securities. Value securities have generally performed better than non-value securities during periods of economic recovery. Value securities may go in and out of favor over time.

Secondary Market Trading Risk:  Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Infrastructure Investment Risk:  The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

Authorized Participants Concentration Risk:  The Funds have a limited number of Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Funds and no other Authorized Participant steps in, shares of the Funds may trade like closed-end fund shares at a significant discount to NAV and may face delisting from the securities exchange.

Concentration Risk:  To the extent that a Fund’s Target Index is concentrated in a particular industry, the Fund also will be expected to be concentrated in that industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry.

Equity Investing Risk:  An investment in a Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Hedging Risk:  The Fund’s hedging strategies against declines in security prices, financial markets, exchange rates and interest rates may not be successful, and even if they are successful, the Fund’s exposure to a certain risk may not be fully hedged at all times and the Fund may still lose money on a hedged position.

Foreign Securities Risk:  Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Foreign markets, especially those in less developed economies, are generally more illiquid than U.S. markets, meaning that it could be harder for the Fund to dispose of a particular security than if it were traded on a U.S. exchange.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

Foreign securities markets may also have high transaction costs, limited legal recourse, and unreliable or untimely information. The value of foreign securities may also be adversely affected by changes in currency exchange rates.

Foreign Currency Risk:  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. A stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Depositary Receipts Risk:  Depositary receipts subject the Fund generally to the same risks as if it were investing in the underlying foreign securities directly, including political and economic risks that differ from investing in securities of U.S. issuers. In addition, because the underlying securities may be trading on a non-U.S. market, the value of the underlying security may decline, sometimes rapidly, at a time when U.S. markets are closed and the Adviser may not be able to take appropriate actions to mitigate losses to the Fund.

Emerging Markets Risk:  Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Emerging market economies generally have less developed and more volatile securities trading markets with untimely and unreliable information. Emerging market economies also generally have less developed legal and accounting systems, and a greater likelihood of nationalization or confiscation of assets and companies than do developed economies. These same risks exist and may be greater in frontier markets.

Cash Transactions Risk:  The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to Authorized Participants in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk:  Sharp price declines in securities owned by a Fund may trigger trading halts, which may result in a Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Leverage Risk:  A Fund’s use of short selling and swap agreements allows the Fund to obtain investment exposures greater than it could otherwise obtain and specifically to effectively increase, or leverage, its total long and short investment exposures to more than its NAV by a significant amount. Use of leverage tends to magnify increases or decreases in a Fund’s returns and may lead to a more volatile share price. Leverage may magnify a Fund’s gains or losses.

Market Neutral Style Risk:  During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, a Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. In addition, because a Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of the Fund (i.e., the relative volatility of the Fund as compared to the market) will vary over time and may not be equal to zero.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

Master Limited Partnership Risk:  Master Limited Partnerships (“MLPs”) are commonly taxed as partnerships and publicly traded on national securities exchanges. For AGFiQ Hedged Dividend Income Fund investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are “qualified publicly traded partnerships” for federal income tax purposes, which commonly pertain to the use of natural resources. Changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.

Passive Investment Risk:  The Funds are managed with a passive investment strategy, attempting to track a Fund’s Target Index. As a result, a Fund expects to hold constituent securities of its Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Fund employed an active strategy.

Portfolio Management Risk:  The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of the Fund’s holdings.

Portfolio Turnover Risk:  A Fund’s investment strategy may result in higher portfolio turnover rates. A high portfolio turnover rate (e.g., over 100%) may result in higher transaction costs to a Fund, including brokerage commissions, and negatively impact a Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Premium-Discount Risk:  Fund shares may trade above or below their NAV. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.

The Funds’ prospectuses contain additional information regarding the principal risks associated with an investment in a Fund.

11. Guarantees and Indemnifications

In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

12. New Accounting Pronouncements

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosure upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.

FQF Trust
Notes to Financial Statements (continued)
June 30, 2019

13. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

FQF Trust
Report of Independent Registered Public Accounting Firm
June 30, 2019

To the Board of Trustees of FQF Trust and the Shareholders of the AGFIQ U.S. Market Neutral Momentum Fund, AGFIQ U.S. Market Neutral Value Fund, AGFIQ U.S. Market Neutral Size Fund, AGFIQ U.S. Market Neutral Anti-Beta Fund, AGFIQ Hedged Dividend Income Fund, AGFIQ Global Infrastructure ETF and AGFIQ Dynamic Hedged U.S. Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGFIQ U.S. Market Neutral Momentum Fund, AGFIQ U.S. Market Neutral Value Fund, AGFIQ U.S. Market Neutral Size Fund, AGFIQ U.S. Market Neutral Anti-Beta Fund, AGFIQ Hedged Dividend Income Fund, AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF (seven of the funds constituting FQF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, (or for AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF for the period May 23, 2019 (commencement of operations) through June 30, 2019), the statements of changes in net assets for each of the two years in the period ended June 30, 2019 (or for AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF for the period May 23, 2019 (commencement of operations) through June 30, 2019), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year ended June 30, 2019, (or for AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF for the period May 23, 2019 (commencement of operations) through June 30, 2019), and the changes in their net assets for each of the two years in the period ended June 30, 2019 (or for AGFIQ Dynamic Hedged U.S. Equity ETF and AGFIQ Global Infrastructure ETF for the period May 23, 2019 (commencement of operations) through June 30, 2019), and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 26, 2019

We have served as the auditor of one or more investment companies in FQF Trust since 2012.

FQF Trust
Expense Example (Unaudited)
June 30, 2019

As a shareholder, you incur two types of costs: (1) transaction costs for, such as brokerage commissions, purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2019.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2019.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FQF Trust
Expense Example (Unaudited)
June 30, 2019

	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGFiQ U.S. Market Neutral Momentum Fund
Actual	$1,000.00	$999.20	$11.50	2.32%
Hypothetical	$1,000.00	$1,013.29	$11.58	2.32%
AGFiQ U.S. Market Neutral Value Fund
Actual	$1,000.00	$924.10	$7.25	1.52%
Hypothetical	$1,000.00	$1,017.26	$7.60	1.52%
AGFiQ U.S. Market Neutral Size Fund
Actual	$1,000.00	$972.80	$12.28	2.51%
Hypothetical	$1,000.00	$1,012.35	$12.52	2.51%
AGFiQ U.S. Market Neutral Anti-Beta Fund
Actual	$1,000.00	$993.20	$9.39	1.90%
Hypothetical	$1,000.00	$1,015.37	$9.49	1.90%
AGFiQ Hedged Dividend Income Fund
Actual	$1,000.00	$1,041.80	$4.96	0.98%
Hypothetical	$1,000.00	$1,019.93	$4.91	0.98%
AGFiQ Global Infrastructure ETF(a)(b)
Actual	$1,000.00	$1,030.00	$0.49	0.45%
Hypothetical	$1,000.00	$1,022.56	$2.26	0.45%
AGFiQ Dynamic Hedged U.S. Equity ETF(a)(c)
Actual	$1,000.00	$1,026.80	$0.39	0.36%
Hypothetical	$1,000.00	$1,023.01	$1.81	0.36%
*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period)
(a)	The Fund commenced operations on May 23, 2019. Actual Expenses Paid During the Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 39 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
(b)	The annualized expense ratio does not reflect the indirect expenses of the underlying Fund in which it invests.
(c)	The annualized expense ratio does not reflect the indirect expenses of the underlying non-affiliated Funds in which it invests. Additionally, the adviser has contractually agreed to reduce its management fees in an amount equal to any acquired fund fees and expense incurred by the Fund from its investments in a Fund advised by the Adviser. If the ratio had included these affiliated indirect expenses, the annualized expense ratio would have been 0.45% for both the Actual and Hypothetical expense examples.

FQF Trust
Board Consideration of the Investment Advisory Agreement

At a meeting held on February 22, 2019, the Board of Trustees (“Board”) of FQF Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or FFCM, LLC (“FFCM” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between FFCM and the Trust, on behalf of the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”) (such four series, the “Market Neutral ETFs”), AGFiQ Hedged Dividend Income Fund (“DIVA”), AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted Value Factor Fund (such three series, the “Long-Only ETFs”) (collectively, the “ETFs”).

In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by FFCM and met with senior representatives of FFCM. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of FFCM’s services, including information concerning each ETF’s advisory fee, net expense ratio, and performance. Generally, the Board considered the following factors, among others, in connection with its renewal of the Agreement: (1) the nature, extent, and quality of the services provided by FFCM; (2) the investment performance of each ETF; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits derived by FFCM from its relationship with the ETFs.

Nature, Extent and Quality of Services; Investment Performance

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of FFCM who perform services for the ETFs, the compliance function of FFCM, and the financial condition of FFCM. In this regard, among other things, the Board noted FFCM’s history of compliance as well as enhancements it had made to its compliance function in connection with its transaction with AGF Management Limited (“AGF”). In addition, the Board considered the successful integration to date of many of FFCM’s operations into AGF. Further, the Board evaluated the integrity of FFCM’s personnel, the experience of the portfolio management team, including in managing long-only, long-short and market neutral strategies, and the management of each operational ETF in accordance with its investment objective and policies. The Board also considered the demonstrated ability of the portfolio managers to manage each ETF to closely track a target index.

With respect to the performance of each Market Neutral ETF, the Board considered each Market Neutral ETF’s performance since inception and for the last quarter, one-year, three-year and five-year periods. In this regard, among other things, the Board considered each Market Neutral ETF’s total returns compared to the total returns of its target index and one or more broad-based benchmark indexes, as well as one or more funds identified by FFCM as somewhat comparable (“Comparator Funds”). With respect to the Market Neutral ETFs’ performance relative to the Comparator Funds, the Board considered that the Comparator Funds do not employ comparable investment strategies inasmuch as the Comparator Funds do not pursue market neutral strategies, but rather only long-short strategies and do not pursue single-“factor” strategies (i.e., momentum, value, size, low beta), but rather multi-factor strategies (i.e., a combination of value, momentum, etc.). The Board also considered FFCM’s explanation that such differences adversely impacted the performance of the Market Neutral ETFs as compared to their Comparator Funds over the periods reviewed. The Board then observed that, based on these comparisons, the Market Neutral ETFs performed variably relative to their Comparator Funds and the broad-based benchmark indexes for the periods considered. In determining to renew the Agreement, the Board observed that each Market Neutral ETF closely tracked its target index before fees and expenses. With respect to the absolute performance of the Market Neutral ETFs, the Board acknowledged FFCM’s explanation that, since the Market Neutral ETFs’ inception in 2011, the market had generally moved upward and, as a result, market neutral strategies had generally underperformed.

FQF Trust
Board Consideration of the Investment Advisory Agreement (continued)

With respect to the performance of DIVA, the Board considered its performance since inception and for the last quarter, one-year, and three-year periods. In this regard, among other things, the Board considered DIVA’s total returns compared to the total returns its target index and of its Comparator Funds. The Board observed that, based on the comparisons provided, DIVA had underperformed its Comparator Funds for certain periods reviewed. In determining to renew the Agreement, the Board observed that DIVA closely tracked its target index before fees and expenses and considered FFCM’s representation that DIVA’s strategy was designed to be, and was, less volatile than Comparator Funds.

Because the ETFs are index-based funds, the Board considered the quality of each ETF’s target index and each ETF’s tracking error relative to such index. In this context, the Board considered the performance of each Market Neutral ETF’s target index and data showing that each Market Neutral ETF’s target index appropriately identifies component securities that are representative of the relevant investment factor (i.e., momentum, value, size, low beta). In light of this information, the Board considered the likelihood that the target indexes of the Long-Only Funds would also be high quality and appropriate for their Funds. In addition, the Board considered each operational ETF’s tracking error vis-à-vis its target index before and after fees and expenses, as well as FFCM’s explanation of the disproportionate impact fees and expenses have on the ETFs due to their assets under management. The Board also noted management’s assertion that the ETFs provide investors with unique investment solutions that appeal to asset allocators for inclusion in model portfolios, notwithstanding their absolute performance, due to their passive nature and predictable performance in the various market conditions that have prevailed since their inception. Based on the information considered, the Board concluded that the nature, extent and quality of services supported renewal of the Agreement.

Fund Expenses; Cost of Services; Economies of Scale; Related Benefits

The Board reviewed information comparing each operational ETF’s contractual management fee rate, as a percentage of average net assets, to Comparator Funds. The Board also reviewed information comparing each operational ETF’s net expense ratio to the net expense ratios of Comparator Funds, taking into account, as applicable, dividend and interest expenses on short sales, expense waivers and reimbursements. The Board considered the reduction in advisory fees for BTAL and DIVA during the most recent year and FFCM’s explanation that the recent reduction in management fees for DIVA and BTAL would make each Fund more competitive from a pricing perspective. The Board also noted that FFCM did not provide advisory services to any other fund or account pursuing an investment objective substantially similar to any of the ETFs. Based on the information described, the Board concluded that each ETF’s advisory fee and total expense ratio were reasonable.

The Board also reviewed the overall profitability to FFCM of the ETFs and evaluated the services that FFCM provides to each ETF for potential economies of scale. In this regard, the Board noted that since the ETFs’ inception, the Funds have not gathered significant assets and FFCM has generally subsidized the expense of their operations by reimbursing expenses and waiving fees. Based on this and other information, the Board determined that economies of scale were not a material factor to be considered in connection with the renewal of the Agreement.

With respect to ancillary (or fall-out) benefits being received by FFCM as a result of its relationship with the ETFs, the Board considered FFCM’s accrual of soft dollars in connection with trading transactions for the ETFs. Based on the information considered, the Board did not deem such benefits to be material to their consideration of the renewal of the Agreement.

Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each ETF and its shareholders could benefit from FFCM’s continued management of its portfolio. Thus, the Board determined that the renewal of the Agreement with respect to each ETF was appropriate and in the best interest of each ETF and its shareholders. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors. After

FQF Trust
Board Consideration of the Investment Advisory Agreement (continued)

reviewing a memorandum from Independent Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

FQF Trust
Board Consideration of the Investment Advisory Agreement (continued)

At its regular meeting on May 13, 2019 the Board of Trustees (“Board”) of FQF Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investments, LLC (“AGFI” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the Investment Advisory Agreement (“Agreement”) for two new series of the Trust: the AGFiQ Global Infrastructure ETF (“GLIF”) and AGFiQ Dynamic Hedged U.S. Equity ETF (“USHG”) (each a “New ETF,” and together the “New ETFs”). GLIF is an actively-managed global infrastructure equity exchange-traded fund (“ETF”), and USHG is actively-managed, U.S. equity dynamic hedge ETF that operates as a “fund of funds” through its investments in other ETFs. In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by AGFI and met with senior representatives of AGFI regarding their personnel and operations. Generally, the Board considered the following factors, among others, in connection with its approval of the Agreement: (1) the nature, extent, and quality of the services provided by AGFI; (2) the investment performance of accounts managed by the AGFI (or its affiliates) with investment strategies comparable to those of each New ETF; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as each New ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits potentially derived by AGFI (or its affiliates) from its relationship with the ETFs. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated the terms of the Agreement, the overall fairness of it to each New ETF and whether the Agreement was in the best interests of such fund and its shareholders.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel of AGFI who will provide services for each New ETF, the compliance function of AGFI, and the financial condition of AGFI. In this regard, among other things, the Board noted AGFI’s history of compliance. Further, the Board evaluated the integrity of AGFI’s personnel, the experience of the portfolio management team, and the management of each New ETF in accordance with its investment objective and policies.

Because the New ETFs do not have a performance history, the Board considered other indicia of the nature, extent and quality of services to be provided to the New ETFs under the Agreement. In this regard, the Board received presentations on the proprietary, multi-factor quantitative models underlying the New ETFs’ strategies and considered the performance of other accounts managed by AGFI (or its affiliates) with investment strategies comparable to each New ETF. In particular, with respect to USHG, the Board considered the performance of a Canadian-based fund managed by an affiliate of AGFI with substantially similar investment strategies as USHG. With respect to GLIF, the Board considered the performance of a separately managed account managed by an affiliate of AGFI with a substantially similar investment strategy to GLIF. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser to the New ETFs.

Fund Expenses; Cost of Services; Economies of Scale; Related Benefits

The Board reviewed information comparing each New ETF’s proposed contractual management fee rate, as a percentage of average net assets, to one or more funds identified by AGFI as somewhat comparable (“Comparator Funds”). In this regard, the Board reviewed tables comparing each New ETF’s advisory fee and net expense ratio to the Comparator Funds. The Board considered that the expense limitation agreement for each New ETF would limit the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) to 0.45% of average net assets, which is consistent with the total annual operating expense ratios of other AGFiQ ETFs. Further, the Board considered the advisory fee levels of other accounts

FQF Trust
Board Consideration of the Investment Advisory Agreement (continued)

managed by the Adviser (or its affiliates) pursuant to substantially similar investment strategies as the New ETFs. The Board concluded that the advisory fee and net expense ratio proposed for each New ETF were reasonable.

The Board discussed any anticipated economies of scale in relation to the services AGFI would provide to each New ETF. Noting that the New ETFs were just commencing operations, the Board concluded it was too soon to evaluate properly the potential economies of scale for the New ETFs and the profitability of the New ETFs to the Adviser. Accordingly, the Board concluded that profitability and economies of scale were not material factors to be considered in connection with the current approval of the Agreement.

With respect to ancillary (or fall-out) potential benefits AGFI (and its affiliates) may receive as a result of its relationship with the New ETFs, the Board considered the potential for AGFI to accrue soft dollars in connection with trading transactions for the New ETFs. The Board also considered that, to the extent that USHG invests in AGFiQ U.S. Market Neutral Anti-Beta ETF (“BTAL”), another ETF managed by AGFI, AGFI may benefit from increased assets and higher trading volumes in BTAL. The Board determined that the layering of expenses would be mitigated by the applicable expense limitation agreement and that it would have the opportunity to reevaluate fall-out benefits actually received by AGFI and its affiliates under the Agreement annually in connection with the renewal of the expense limitation agreement. Accordingly, under the totality of the circumstances, the Board did not deem fall-out benefits to be material to their consideration of the Agreement.

Based on their review and all of the relevant facts and circumstances, the Trustees concluded that the New ETFs and their shareholders could benefit from the Adviser’s management of the New ETFs. Thus, the Board determined that the approval of the Agreement with respect to each ETF was appropriate and in the best interest of each New ETF and its shareholders. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weight to different factors. After reviewing a memorandum from Independent Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

FQF Trust
Additional Information (Unaudited)

Proxy Voting Information

A description of FQF Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com/us or the U.S. Securities and Exchange Commission’s (“SEC”) SEC’s website at www.sec.gov or by calling collect 1-617-292-9801.

In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

FQF Trust files has filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-Q, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGFiQ Funds’ website at www.agf.com/us.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2019 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2019. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

As of June 30, 2019, the Fund federal tax information was as follows:

Fund	QDI	DRD
AGFiQ U.S. Market Neutral Value Fund	100.00%	100.00%
AGFiQ U.S. Market Neutral Anti-Beta Fund	100.00%	100.00%
AGFiQ Hedged Dividend Income Fund	79.60%	82.23%

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Trustees

Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1944	Trustee	Indefinite/Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 - Present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	12	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	12	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to July 2017).	12	None
Interested Trustee**
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/Since 2018 Since 2018	Chief Executive Officer, FFCM LLC (September 2013 to present); President, F-Squared Retirement Solutions (2011 to 2012).	12	Trustee, Bates College (2011 to present)
*	Each Independent Trustee may be contacted by writing to the Independent Trustee of FQF Trust, c/o Robert J. Rhatigan, Dechert LLP, 1900 K Street, NW, Washington DC 20006.
**	Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in the Adviser.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

FQF Trust
Trustees and Officers of the Trust (Unaudited)

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/Since 2015	Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
William H. DeRoche 53 State Street, Suite 1308, Boston, MA 02109 Year of Birth: 1962	President	Indefinite/Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017); Portfolio Manager, ICC Capital (March 2015 to December 2015).
Kevin McCreadie 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/Since 2017	Director and Chief Investment Officer of AGF Investments America Inc., and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive – Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC and President, PNC Funds Co. and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).

Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*
*	Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

FQF Trust

53 State Street, Suite 1308
Boston, MA 02109
www.AGFiQ.com

Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Item 2. Code of Ethics.

As of the end of the period, June 30, 2019, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no waivers granted under the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for FQF Trust by PricewaterhouseCoopers LLP (“PwC”) for the years ended June 30, 2018 and June 30, 2019 were:

	2018	2019
Audit Fees (a)	82,650	113,477
Audit Related Fees (b)	0	0
Tax Fees (c)	48,660	50,815
All Other Fees (d)	0	0
Total:	131,310	164,292

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with June 30, 2018 and June 30, 2019 annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended June 30, 2018 and June 30, 2019: $48,660 and $50,815, respectively.

(h)	The Registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	Code of Ethics – Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	A change in the registrant’s independent public accountant – Not applicable

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FQF Trust

By:	/s/ William DeRoche

William DeRoche

President

September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William DeRoche

William DeRoche

President

September 6, 2019

By:	/s/ Joshua Hunter

Joshua Hunter

Principal Financial Officer and Treasurer

September 6, 2019